NUVEEN TAX-FREE UNIT TRUSTS

                                   PROSPECTUS
                                    PART ONE
                                  JUNE 30, 2000

Note:  This Prospectus may be used only when accompanied by Part Two.

         See Part Two for the "Schedules of Investments," essential information based thereon, and financial statements, including the report of independent public accountants, relating to the Series of the Trust offered hereby.

         See the Information Supplement dated June 30, 2000 for specific state risk factor and disclosure information.

         THE NUVEEN TAX-FREE UNIT TRUST consists of a number of underlying separate unit investment trusts, each of which contains a diversified portfolio of obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel to each issuer, exempt from all Federal income tax under existing law and, in the case of a State Trust, from certain state income taxes in the state for which such state Trust is named. All Bonds (as defined herein) in each Traditional Trust (as defined herein) were rated in the category "A" or better by Standard & Poor's, a division of The McGraw Hill Companies ("Standard & Poor's" or "S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) ("Fitch"), on the date each Series was established (BBB or Baa or better by Standard & Poor's and Moody's, respectively, in the case of National Trust 76 and earlier National Trusts and SP-1, MIG 2 or F-2 or better, respectively, in the case of a Short Term Trust). All Bonds in each Insured Trust (as defined herein) are covered by policies of insurance obtained from AMBAC Assurance Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance Inc. ("FSA") or MBIA Insurance Corporation ("MBIA"), guaranteeing payment of principal and interest on the bonds when due. All such policies of insurance remain effective so long as the obligations are outstanding. As a result of such insurance, the Bonds in each portfolio of the Insured Trusts have received a rating of "Aaa" by Moody's, "AAA" by Fitch and/or "AAA" by Standard & Poor's. Insurance relates only to the Bonds in the Insured Trusts and not to the Units offered or to the market value of the Bonds or the Units.

         THE OBJECTIVES of the Trusts are tax-exempt income and conservation of capital through a diversified investment in tax-exempt Bonds (discount Bonds in the case of the Discount Trusts). (See "Tax Status of Unitholders.") The payment of interest and the preservation of capital are, of course, dependent upon the continuing ability of the issuers or obligors, or both, of Bonds and of any insurer thereof to meet their obligations thereunder. There is no guarantee that the Trusts' objectives will be achieved. The price received upon redemption may be more or less than the amount paid by Unitholders, depending upon the market value of the Bonds on the date of tender for redemption.

         INTEREST INCOME to each Trust in a Series of the Nuveen Tax-Free Unit Trust and to the Unitholders thereof, in the opinion of counsel, under existing law, is exempt from Federal income tax, and, in the case of a State Trust, exempt to the extent indicated herein from state, and, in some cases, income taxes and intangible taxes, for residents of the state in which the Bonds are issued. (See the appropriate "Tax Status" section for the applicable state.) Capital gains, if any, are subject to tax per Unit for a particular Trust.

         PUBLIC OFFERING PRICE. The Public Offering Price per Unit for a particular Trust for "secondary market" sales is based on a pro rata share of the sum of bid prices per Unit of the Bonds in such Trust plus the sales charges for the Bonds determined in accordance with the table set forth herein under the caption "Public Offering Price" based on the number of years remaining to the maturity of each such Bond and adjusted for cash, if any, held or owed by the Trust. See the table in "Public Offering Price" regarding reduced sales charges on large transactions. Units are offered at the Public Offering Price plus interest accrued to, but not including, the date of settlement. (See "Public Offering Price.") The minimum purchase is either $5,000 or 50 Units, whichever is less. The bid prices of the Bonds in a portfolio may represent a "market" discount from or premium over the par value of the Bonds.

         THE UNITS being offered by this Prospectus are issued and outstanding Units that have either been reacquired by John Nuveen & Co. Incorporated through the purchase of Units tendered to the Trustee for redemption or by purchase by John Nuveen & Co. Incorporated ("Nuveen") or dealers in the open market. The price paid in each instance was not less than the Redemption Price determined as provided herein under the caption "How Units May Be Redeemed Without Charge." Any profit or loss resulting from the sale of the Units will accrue to Nuveen or dealers and no proceeds from the sale will be received by the Trusts.

         MARKET. A Unitholder may redeem Units at the office of the Trustee, The Chase Manhattan Bank, at prices based upon the bid prices of the Bonds in such Trust. The Sponsor, although not required to do so, intends to make a secondary market for the Units at prices based upon the bid prices of the Bonds in each Trust.

         Both parts of this Prospectus should be retained for future reference.

         Units are not deposits or obligations of, or guaranteed by any bank. Units are not FDIC insured and involve investment risk, including the possible loss of principal.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE

THE NUVEEN TAX-FREE UNIT TRUST - DESCRIPTION..................................1
INSURANCE ON BONDS IN INSURED TRUSTS..........................................2
INSURANCE ON CERTAIN BONDS IN TRADITIONAL TRUSTS..............................7
PUBLIC OFFERING PRICE.........................................................7
MARKET FOR UNITS.............................................................10
ACCRUED INTEREST.............................................................11
ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN......................11
DETERMINATION OF THE PRICE OF BONDS AT DATE OF DEPOSIT.......................12
SELECTION OF BONDS FOR DEPOSIT IN THE TRUSTS.................................12
TAX STATUS OF UNITHOLDERS....................................................17
TAXABLE EQUIVALENT YIELDS....................................................20
ALABAMA RISK FACTORS AND TAX STATUS..........................................23
ARIZONA RISK FACTORS AND TAX STATUS..........................................23
CALIFORNIA RISK FACTORS AND TAX STATUS.......................................25
COLORADO RISK FACTORS AND TAX STATUS.........................................26
CONNECTICUT RISK FACTORS AND TAX STATUS......................................28
FLORIDA RISK FACTORS AND TAX STATUS..........................................29
GEORGIA RISK FACTORS AND TAX STATUS..........................................30
MARYLAND RISK FACTORS AND TAX STATUS.........................................32
MASSACHUSETTS RISK FACTORS AND TAX STATUS....................................33
MICHIGAN RISK FACTORS AND TAX STATUS.........................................34
MINNESOTA RISK FACTORS AND TAX STATUS........................................36
MISSOURI RISK FACTORS AND TAX STATUS.........................................37
NEW JERSEY RISK FACTORS AND TAX STATUS.......................................38
NEW YORK RISK FACTORS AND TAX STATUS.........................................39
NORTH CAROLINA RISK FACTORS AND TAX STATUS...................................40
OHIO RISK FACTORS AND TAX STATUS.............................................41
OREGON RISK FACTORS AND TAX STATUS...........................................42
PENNSYLVANIA RISK FACTORS AND TAX STATUS.....................................43
TENNESSEE RISK FACTORS AND TAX STATUS........................................44
TEXAS RISK FACTORS AND TAX STATUS............................................47
VIRGINIA RISK FACTORS AND TAX STATUS.........................................47
OPERATING EXPENSES...........................................................48
DISTRIBUTIONS TO UNITHOLDERS.................................................49
NATIONAL TRADITIONAL TRUSTS 4 THROUGH 39 - SEMI-ANNUAL DISTRIBUTIONS.........50
NATIONAL TRADITIONAL TRUST 40 AND SUBSEQUENT NATIONAL TRADITIONAL
TRUSTS; ALL OTHER TRUSTS - OPTIONAL DISTRIBUTIONS............................50
ACCUMULATION PLAN............................................................51

DETAILED REPORTS TO UNITHOLDERS..............................................51
UNIT VALUE AND EVALUATION....................................................52
DISTRIBUTION OF UNITS TO THE PUBLIC..........................................52
OWNERSHIP AND TRANSFER OF UNITS..............................................53
REPLACEMENT OF LOST, STOLEN OR DESTROYED CERTIFICATES........................54
HOW UNITS MAY BE REDEEMED WITHOUT CHARGE.....................................54
HOW UNITS MAY BE PURCHASED BY THE SPONSOR....................................55
HOW BONDS MAY BE REMOVED FROM THE TRUSTS.....................................56
INFORMATION ABOUT THE TRUSTEE................................................56
LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE............................56
SUCCESSOR TRUSTEES AND SPONSORS..............................................57
INFORMATION ABOUT THE SPONSOR................................................57
DESCRIPTIONS OF RATINGS......................................................57
AMENDMENT AND TERMINATION OF INDENTURE.......................................60
CODE OF ETHICS...............................................................60
LEGAL OPINION................................................................60
AUDITORS.....................................................................60

                           NUVEEN TAX-FREE UNIT TRUSTS

                                   PROSPECTUS
                                    PART ONE
                                  MAY 26, 2000

                         THE NUVEEN TAX-FREE UNIT TRUST


THE NUVEEN TAX-FREE UNIT TRUST - DESCRIPTION

         Each Series of the Nuveen Tax-Free Unit Trust (the "Trust" or "Defined Portfolio") is one of a series of separate but similar investment companies created by John Nuveen & Co. Incorporated (the "Sponsor"), each of which is designated by a different Series number. Each Series includes one or more underlying separate unit investment trusts; the trusts in which few or none of the Bonds are insured are sometimes referred to as the "Traditional Trusts," the trusts in which all of the Bonds are insured as described herein are sometimes referred to as the "Insured Trusts," and the state trusts (both Traditional and Insured) are sometimes referred to as the "State Trusts." The general term "Trust(s)" should be understood to refer collectively to both Traditional and Insured Trusts. Each Trust includes only Bonds that are, in the opinion of counsel, exempt from Federal income tax and, in the case of a State Trust, from certain taxation in the state for which such State Trust is named. Each Series was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Indenture") between the Sponsor and The Chase Manhattan Bank (the "Trustee").

         The objectives of the Trusts are income exempt from Federal income tax and, in the case of a State Trust, where applicable, from state income and intangibles taxes, and conservation of capital, through an investment in obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from Federal income tax under existing law. Bonds in any State Trust have been issued primarily by or on behalf of the state for which such Trust is named and counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel, exempt from Federal and (except for certain Bonds in the Connecticut Trusts, which were issued prior to the taxation by Connecticut of interest income of resident individuals) certain state income tax and intangibles taxes, if any, for purchasers who qualify as residents of that state. Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained by the Sponsor, the issuers of such Bonds or certain third parties from AMBAC Assurance Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance Inc. ("FSA") or MBIA Insurance Corporation ("MBIA"), guaranteeing payment of principal and interest on the bonds when due. As a result of such insurance the Bonds in the Insured Trusts are rated "Aaa" by Moody's, "AAA" by Fitch and/or "AAA" by Standard & Poor's. (See "Insurance on Bonds in Insured Trusts.") All obligations in each Traditional Trust were rated at the date the Trust was established in the category "A" or better (BBB or Baa or better by Standard & Poor's and Moody's, respectively, in the case of National Trust 76 and earlier National Trusts and SP-1, MIG 2 or F-2 or better, respectively, in the case of short-term obligations included in a Short Term Traditional Trust) by Standard & Poor's, Moody's and/or Fitch (including provisional or conditional ratings). (See "Description of Ratings" herein.) In addition, certain Bonds in certain Traditional Trusts may be covered by insurance guaranteeing the timely payment, when due, of all principal and interest. There is, of course, no guarantee that the Trusts' objectives will be achieved. The bid prices of the Bonds in the portfolio of any Trust may represent a deep "market" discount from the par value of the Bonds. At the time each Discount Trust was established, the market value of the Bonds in the portfolio was significantly below face value, and the current bid prices of the Bonds in such Trusts may continue to represent a deep "market" discount from the par value of the Bonds.

         Gains realized on the sale, payment on maturity or redemption of the Bonds by the Trustee or on the sale or redemption of Units by a Unitholder are included in a Unitholder's gross income for Federal income tax purposes. (See "Tax Status of Unitholders.") The Sponsor has deposited with the Trustee the interest-bearing obligations listed in the Schedules of Investments in Part Two (the "Bonds"), which constitute the Trusts' underlying securities. The State of Florida imposes no income tax on individuals, and exemption from that State's intangibles tax provides only a slight tax advantage to purchasers of a Florida Trust. The State of Texas currently imposes no income tax on individuals; accordingly, there is no State tax advantage to purchasers of a Texas Trust. (See "Tax Status of Unitholders" for a discussion of these matters.)

         Payment of interest on the Bonds in each Insured Trust, and of principal at maturity, is guaranteed under policies of insurance obtained generally by the Sponsor or by the issuers of the Bonds. (See "Insurance on Bonds in Insured Trusts.")

         At the Date of Deposit, each National Trust, State Trust and Discount Trust consisted of long-term (approximately 15 to 40 year maturities) obligations; each Long Intermediate Trust consisted of intermediate to long-term (approximately 11 to 19 year maturities) obligations; each Intermediate Trust and State Intermediate Trust consisted of intermediate-term (approximately 5 to 15 year maturities) obligations; each Short Intermediate Trust and State Short Intermediate Trust consisted of short to intermediate-term (approximately 3 to 7 year maturities) obligations; and each Short Term Trust consisted of short-term (approximately 1 to 5 year maturities) obligations.

         Each Trust consists of fixed-rate municipal debt obligations. Because of this an investment in a Trust should be made with an understanding of the risks which investment in debt obligations may entail, including the risk that the value of the debt obligations, and therefore of the Units, will decline with increases in market interest rates. In general, the longer the period until the maturity of a Bond, the more sensitive its value will be to fluctuations in interest rates. During the past decade there have been substantial fluctuations in interest rates and, accordingly, in the value of long-term debt obligations. The Sponsor cannot predict the extent or timing of such fluctuations and, accordingly, their effect upon the value of the Bonds. Other risks include the ability of the issuer, or, if applicable, the insurer, to make payments of interest and principal when due, "mandatory put" features, early call provisions and the potential for changes in the tax status of the Bonds.

         Each Unit of a Trust represents a fractional undivided interest in the principal and net income of such Trust in the ratio set forth in "Essential Information" in Part Two for the applicable Trust. To the extent that any Units are redeemed by the Trustee, the aggregate value of the Trust's assets will decrease by the amount paid to the redeeming Unitholder, but the fractional undivided interest of each unredeemed Unit in such Trust will increase proportionately. The Units offered hereby are issued and outstanding Units which have either been reacquired by the Sponsor through the purchase of Units tendered to the Trustee for redemption or by purchase by the Sponsor or dealers in the open market. No offering is being made on behalf of the Trusts and any profit or loss realized on the sale of Units will accrue to the Sponsor.


INSURANCE ON BONDS IN INSURED TRUSTS

         Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained by the Sponsor, the issuers or underwriters of Bonds or other third parties from the Municipal Bond Insurance Association (the "Association") (for Insured Series 1 through 107), "MBIA" (for Insured Series 108 through Series 1153) or from AMBAC, FSA or MBIA guaranteeing payment of principal and interest on the bonds when due (the aforementioned companies referred to collectively as the "Insurers"). From Series 1154 onward, the Schedule of Investments in Part Two of this Prospectus identifies the insurer of each bond. Each insurance policy is an obligation only of the Insurer that issued it and not of any other. Insurance guarantees the timely payment, when due, of all principal and interest on the bonds. Such insurance is effective so long as the insured bond is outstanding and the insurer remains in business. Insurance relates only to the particular bond and not to the Units offered hereby or to their market value. The bonds have received a rating of "Aaa" by Moody's, "AAA" by Fitch and/or "AAA" by Standard & Poor's in recognition of such insurance. There can be no assurance that any Insurer listed will be able to satisfy its commitments in the event claims are made in the future. However, Standard & Poor's, Fitch and/or Moody's have rated the claims-paying ability of each Insurer "AAA," "AAA" or "Aaa," respectively.

         AMBAC Assurance Corporation. Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to AMBAC Assurance Corporation. AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $4,013,000,000 (unaudited) and statutory capital of approximately $2,402,000,000

(unaudited) as of December 31, 1999. Statutory capital consists of AMBAC's policyholders' surplus and statutory contingency reserve. AMBAC is a wholly owned subsidiary of AMBAC Financial Group, Inc., a 100% publicly-held company. Moody's Investors Service, Inc., Fitch IBCA and Standard & Poor's have both assigned a triple-A financial strength rating to AMBAC.

         Copies of its financial statements prepared in accordance with statutory accounting standards are available from AMBAC. The address of AMBAC's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340.

         AMBAC has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bond insurance programs of AMBAC has been and will be assumed by a number of foreign and domestic unaffiliated reinsurers.

         MBIA Insurance Corporation. MBIA is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by MBIA, changes in control and transactions among affiliates. Additionally, MBIA is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

         As of December 31, 1999, MBIA had admitted assets of $7.0 billion (audited), total liabilities of $4.6 billion (audited), and total capital and surplus of $2.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 2000, MBIA had admitted assets of $7.1 billion (unaudited), total liabilities of $4.7 billion (unaudited), and total capital and surplus of $2.4 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

         Furthermore, copies of MBIA's year end financial statements prepared in accordance with statutory accounting practices are available without charge from MBIA. A copy of the Annual Report on Form 10-K of the Company is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

         The following information has been furnished by MBIA. The MBIA policy unconditionally and irrevocably guarantees the full and complete payment required to be made by or on behalf of the Issuer to the Trustee or its successor of an amount equal to (i) the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Bonds as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by the MBIA policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration); and
(ii) the reimbursement of any such payment which is subsequently recovered from any owner of the Bonds pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to such owner within the meaning of any applicable bankruptcy law (a "Preference").

         The MBIA policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Bond. The MBIA policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of Bonds upon tender by an owner thereof; or (iv) any Preference relating to (i) through (iii) above. The MBIA policy also does not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the Trustee or other paying agent for the Bonds.

         Upon receipt of telephonic or telegraphic notice, such notice subsequently confirmed in writing by registered or certified mail, or upon receipt of written notice by registered or certified mail, by the General Manager of MBIA or its designee from the Trustee or any owner of a Bond the payment of an insured amount for which is then due, that such required payment has not been made, MBIA on behalf of its members on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with Citibank, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Bonds or presentment of such other proof of ownership of the Bonds, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Bonds as are paid by MBIA, and appropriate instruments to effect the appointment of MBIA or the General Manager of MBIA as agent for such owners of the Bonds in any legal proceeding related to payment of insured amounts on the Bonds, such instruments being in a form satisfactory to Citibank, N.A., Citibank, N.A. shall disburse to such owners or the Trustee payment of the insured amounts due on such Bonds, less any amount held by the Trustee for the payment of such insured amounts and legally available therefor.

         Each insurance company comprising MBIA will be severally and not jointly obligated under the MBIA policy in the following respective percentages:
The Travelers Casualty & Surety Company (formerly The Aetna Casualty & Surety Company), 33%, Fireman's Fund Insurance Company, 30%; The Travelers Indemnity Company, 15%; ACE Property and Casualty Insurance Company (Formerly CIGNA Insurance Company), 12%; and The Continental Insurance Company, 10%. As a several obligor, each such insurance company will be obligated only to the extent of its percentage of any claim under the MBIA policy and will not be obligated to pay any unpaid obligation of any other member of MBIA. Each insurance company's participation is backed by all of its assets. However, each insurance company is a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company also secure all of its other insurance policy and surety bond obligations.

         The following table sets forth certain financial information with respect to the five insurance companies comprising MBIA. The statistics, which have been furnished by MBIA, are as reported by the insurance companies to the New York State Insurance Department and are determined in accordance with statutory accounting principles. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. In addition, these numbers are subject to revision by the New York State Insurance Department which, if revised, could either increase or decrease the amounts.


                      MUNICIPAL BOND INSURANCE ASSOCIATION
      FIVE MEMBER COMPANIES ASSETS, LIABILITIES AND POLICYHOLDERS' SURPLUS
                       AS OF DECEMBER 31, 1999 (UNAUDITED)
                                 (000'S OMITTED)


                                                                       NEW YORK           NEW YORK
                                                      NEW YORK         STATUTORY        POLICYHOLDERS
                                                  STATUTORY ASSETS    LIABILITIES          SURPLUS
The Travelers Casualty & Surety Company
(Formerly The Aetna Casualty & Surety Company)      $11,587,797        $8,261,870          $3,325,927

Fireman's Fund Insurance Company                     11,056,447         7,804,046           3,252,401

The Travelers Indemnity Company                      11,169,231         7,713,864           3,455,367

ACE Property and Casualty Insurance Company
(Formerly CIGNA Insurance Company)                    2,450,430         1,962,511             487,919

The Continental Insurance Company                     1,738,322         1,000,657             737,665
                                                   --------------    -------------       -------------
         TOTAL                                      $38,002,227       $26,742,948         $11,259,279
                                                   ==============    =============       =============


         Some of the members of the Association are among the shareholders of MBIA, Inc. MBIA, Inc. is the parent of the Municipal Bond Investors Assurance Corporation (the "Corporation"). The Corporation commenced municipal bond insurance operations on January 5, 1987. The Corporation is a separate and distinct entity from the Association. The Corporation has no liability to the bondholders for the obligations of the Association under the Policy.

         Standard & Poor's Ratings Group, a division of McGraw Hill ("Standard & Poor's"), rates all new issues insured by MBIA "AAA" Prime Grade.

         Moody's Investors Service rates all bond issues insured by MBIA "Aaa" and short term loans "MIG 1," both designated to be of the highest quality.

         Each rating of MBIA should be evaluated independently of any other rating. No application has been made to any other rating agency in order to obtain additional ratings on the Bonds. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

         The above ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.

         Bonds in an Insured Corporate Trust for which insurance has been obtained by the issuer thereof or by the Sponsor from MBIA (all of which were rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's and "Aaa" by Moody's. In selecting Corporate Bonds for the portfolio of a Corporate Trust, the Sponsor has applied the criteria hereinbefore described. See "Description of Ratings" in the Information Supplement for a discussion of rating symbols and their meanings.

         Financial Guaranty Insurance Company. FGIC is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against FGIC. FGIC is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 2000, the total capital and surplus of FGIC was $1.281 billion. FGIC prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to FGIC at 115 Broadway, New York, New York 10006, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention:
Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

         In addition, FGIC is currently licensed to write insurance in all 50 states and the District of Columbia.

         Financial Security Assurance Inc. FSA is a monoline insurance company incorporated in 1984 under the laws of the State of New York. FSA is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

         FSA and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities--thereby enhancing the credit rating of those securities--in consideration of payment of a premium to the insurer. FSA and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are typically supported by residential mortgage loans, consumer or trade receivables, securities or other asset having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities include general obligation bonds, special revenue bonds and other special obligations of state and local governments. FSA insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy FSA underwriting criteria.

         FSA is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include White Mountains Insurance Group,

Ltd., The Tokio Marine and Fire Insurance Co., Ltd. and XL Capital Ltd. No shareholder of FSA is obligated to pay any debt of FSA or its subsidiaries or any claim under any insurance policy issued by FSA or its subsidiaries or to make any additional contribution to the capital of FSA. As of December 31, 1999, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of FSA and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,320,082,000 (unaudited) and $669,691,000 (unaudited), and the total shareholders' equity and the total unearned premium reserve, respectively, of FSA and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $1,294,946,000 (audited) and $559,041,000 (audited). Copies of FSA's financial statements may be obtained by writing to FSA at 350 Park Avenue, New York, New York 10022, Attention: Communications Department. Its telephone number is (212) 826-0100.

         Under an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by FSA or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, FSA reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by FSA as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit FSA's obligations under any financial guaranty insurance policy.

         FSA's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. FSA's insurer financial strength is rated "AAA" by Standard & Poor's Ratings Services and Standard & Poor's (Australia) Pty. Ltd. FSA's claims-paying ability is rated "AAA" by Fitch IBCA Inc. and Japan Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

         Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies is required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

         The above ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds. See the Information Supplement for further information concerning insurance.

         Because the insurance on the Bonds will be effective so long as the Bonds are outstanding, such insurance will be taken into account in determining the market value of the Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Insured Trusts. The insurance does not, however, guarantee the market value of the Bonds or of the Units nor does it guaranty that the ratings on the Bonds will not be revised or withdrawn.


INSURANCE ON CERTAIN BONDS IN TRADITIONAL TRUSTS

         Insurance guaranteeing the timely payment, when due, of all principal and interest on certain Bonds in a Traditional Trust may have been obtained by the Sponsor, issuer, or underwriter of the particular Bonds involved or by another party. Such insurance, which provides coverage substantially the same as that obtained with respect to Bonds in Insured Trusts as described above, is effective so long as the insured Bond is outstanding and the insurer remains in business. Insurance relates only to the particular Bond and not to the Units offered hereby or to their market value. Insured Bonds have received a rating of "AAA" by Standard & Poor's, "AAA" by Fitch and/or "Aaa" by Moody's, in recognition of such insurance.

         If a Bond in a Traditional Trust is insured, the Schedule of Investments will identify the insurer. Such insurance will be provided by FGIC, AMBAC, Bond Investors Guaranty Insurance Company, now known as MBIA Corp. of Illinois ("BIG"), FSA, Municipal Bond Insurance Association (the "Association"), MBIA or Connie Lee Insurance Company ("Connie Lee"). There can be no assurance that any insurer listed herein will be able to satisfy its commitments in the event claims are made in the future. However, at the date hereof, Standard & Poor's has rated the claims-paying ability of each insurer "AAA," and Moody's has rated all bonds insured by each such insurer, except Connie Lee, "Aaa." Moody's gives no ratings for bonds insured by Connie Lee.

         Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies is required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

         The above ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds. See the Information Supplement for further information concerning insurance.

         Because any such insurance will be effective so long as the insured Bonds are outstanding, such insurance will be taken into account in determining the market value of such Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Trust that includes such Bonds. The insurance does not, however, guarantee the market value of the Bonds or of the Units.


PUBLIC OFFERING PRICE

         The Sponsor will appraise or cause to be appraised daily the value of the underlying Bonds in each Trust (1) as of 4:00 p.m. eastern time on each day on which the New York Stock Exchange (the "Exchange") is normally open, or (2) as of such earlier closing time on each day on which the Exchange is scheduled in advance to close at an earlier time, and will adjust the Public Offering Price of the Units commensurate with such appraisal. Such Public Offering Price will be effective for all orders received by a dealer or the Sponsor at or prior to 4:00 p.m. eastern time, or such earlier closing time, on each such day. Orders received after that time, or on a day when the Exchange is closed for a scheduled holiday or weekend, will be held until the next determination of price.

         The sales charge applicable to quantity purchases is reduced on a graduated scale for sales to any purchaser of at least $50,000 or 500 Units and will be applied on whichever basis is more favorable to the purchaser. For purposes of calculating the applicable sales charge, purchasers who have indicated their intent to purchase a specified amount of Units of any Nuveen-sponsored unit trust by executing and delivering a letter of intent to the Sponsor, which letter of intent must be in a form acceptable to the Sponsor and shall have a maximum duration of thirteen months, will be eligible to receive a reduced sales charge, according to the table set forth below, based on the amount of intended aggregate purchases (excluding purchases which are subject only to a deferred sales charge) as expressed in the letter of intent. For purposes of letter of intent calculations, units of equity products are valued at $10 per unit. Due to administrative limitations and in order to permit adequate tracking, the only secondary market purchases that will be permitted to be applied toward the intended specified amount and that will receive the corresponding reduced sales charge are those Units that are acquired through or from the Sponsor.

         By establishing a letter of intent, a Unitholder agrees that the first purchase of Units following the execution of such letter of intent will be at least 5% of the total amount of the intended aggregate purchases expressed in such Unitholder's letter of intent. Further, through the establishment of the letter of intent, such Unitholder agrees that Units representing 5% of the total amount of the intended purchases will be held in escrow by The Chase Manhattan Bank, Trustee, pending completion of these purchases. All distributions on Units held in escrow will be credited to such Unitholder's account. If total purchases prior to the expiration of the letter of intent period equal or exceed the amount specified in a Unitholder's letter of intent, the Units held in escrow will be transferred to such Unitholder's account. A Unitholder who purchases Units during the letter of intent period in excess of the number of Units specified in a Unitholder's letter of intent, the amount of which would cause the Unitholder to be eligible to receive an additional sales charge reduction, will be allowed such additional sales charge reduction on the purchase of Units which caused the Unitholder to reach such new breakpoint level and on all additional purchases of Units during the letter of intent period. If the total purchases are less than the amount specified, the Unitholder involved must pay the Sponsor an amount equal to the difference between the amounts paid for those purchases and the amounts which would have been paid if the higher sales charge had been applied; the Unitholder will, however, be entitled to any reduced sales charge qualified for by reaching any lower breakpoint level. If such Unitholder does not pay the additional amount within 20 days after written request by the Sponsor or the Unitholder's securities representative, the Sponsor will instruct the Trustee to redeem an appropriate number of the escrowed Units to meet the required payment. By establishing a letter of intent, a Unitholder irrevocably appoints the Sponsor as attorney to give instructions to redeem any or all of such Unitholder's escrowed Units, with full power of substitution in the premises. A Unitholder or his securities representative must notify the Sponsor whenever such Unitholder makes a purchase of Units that he wishes to be counted toward the intended amount.

         The Public Offering Price of the Units of each Trust for secondary market purchases is determined by adding to the Sponsor's determination of the bid price of each Bond in the Trust the appropriate sales charge determined in accordance with the table set forth below based upon the number of years remaining to the maturity of each such Bond, adjusting the total to reflect the amount of any cash held in or advanced to the principal account of the Trust, and dividing the result by the number of Units of such Trust then outstanding. For purposes of this calculation, Bonds will be deemed to mature on their stated maturity dates unless: (a) the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date shall be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory put," in which case such mandatory put date shall be deemed to be the date upon which they mature. Any assumptions regarding maturity made for purposes of determining the appropriate sales charge in no way predict or guarantee the actual remaining life of a given Trust.

         The effect of this method of sales charge calculation will be that different sales charge rates will be applied to each of the various Bonds in a Trust portfolio based upon the maturities of such Bonds, in accordance with the following schedule. As shown, the sales charge on Bonds in each maturity range (and therefore the aggregate sales charge on the purchase) is reduced with respect to purchases of at least $50,000 or 500 Units:

                               AMOUNT OF PURCHASE*


                                $50,000    $100,000    $250,000    $500,000  $1,000,000  $2,500,000     WRAP
                     UNDER        TO          TO          TO          TO         TO          OR        ACCOUNT
YEARS TO MATURITY   $50,000     $99,999    $249,999    $499,999    $999,999  $2,499,999     MORE      PURCHASES
Less than 1              0          0           0           0           0          0           0         0.000%

1 but less than 2     1.523%     1.446%      1.369%      1.317%      1.215%     1.061%       .900%       0.523%

2 but less than 3     2.041      1.937       1.833       1.729       1.626      1.420       1.225        0.741%

3 but less than 4     2.564      2.433       2.302       2.175       2.041      1.781       1.546        0.964%

4 but less than 5     3.093      2.961       2.828       2.617       2.459      2.175       1.883        1.093%

5 but less than 7     3.627      3.433       3.239       3.093       2.881      2.460       2.165        1.327%

7 but less than 10    4.167      3.951       3.734       3.520       3.239      2.828       2.489        1.567%

10 but less than 13   4.712      4.467       4.221       4.004       3.788      3.253       2.842        1.712%

13 but less than 16   5.263      4.988       4.712       4.439       4.167      3.627       3.169        2.013%

16 or more            5.820      5.542       5.263       4.987       4.603      4.004       3.500        2.320%

--------------------
* Breakpoint sales charges are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

         The secondary market sales charges above are expressed as a percent of the net amount invested; expressed as a percent of the Public Offering Price, the maximum sales charge on a Trust, for instance one consisting entirely of Bonds with 16 years or more to maturity, would be 5.50% (5.820% of the net amount invested). For purposes of illustration, the sales charge on a Trust consisting entirely of Bonds maturing in 13 to 16 years would be 5% (5.263% of the net amount invested); on a Trust consisting entirely of Bonds maturing in 10 to 13 years, 4.5% (4.712% of the net amount invested); on a Trust consisting entirely of Bonds maturing in 5 to 7 years, 3.5% (3.627% of the net amount invested); and on a Trust consisting entirely of Bonds maturing in 3 to 4 years, 2.5% (2.564% of the net amount invested). The actual secondary sales charge included in the Public Offering Price of any particular Trust will depend on the maturities of the Bonds in the portfolio of such Trust.

         As more fully set forth under "Accrued Interest" below, accrued interest from the preceding Record Date to, but not including, the settlement date of the transaction (three business days after purchase) will be added to the Public Offering Price to determine the purchase price of Units.

         The above graduated sales charge will apply on all applicable purchases of Nuveen investment company securities on any one day by the same purchaser in the amounts stated, and for this purpose purchases of any Series will be aggregated with concurrent purchases of Units of any other Series or of shares of any open-end management investment company of which the Sponsor is principal underwriter and with respect to the purchase of which a sales charge is imposed.

         Purchases by or for the account of individuals and their spouses, parents, children, grandchildren, grandparents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings ("Immediate Family Members") will be aggregated to determine the applicable sales charge. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

         Units may be purchased in the secondary market with the reduced sales charges for "Wrap Account Purchases" provided in the Secondary Market Sales Charge Tables provided above for the following types of investors: (1) investors who purchase Units through registered investment advisors, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory services, brokerage services, investment services or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who, for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors, (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates, (5) officers or directors and bona fide, full-time employees of Nuveen, Nuveen Advisory Corp., Nuveen Institutional Advisory Corp., Rittenhouse Financial Services, Inc., and The John Nuveen Company, including in each case these individuals and their spouses, children, parents and spouses' parents, however, purchases by parents and adult children who are not members of the household of the officers, directors or full-time employees described above, must be made through a registered broker-dealer, and
(6) any person who for at least 90 days, has been an officer, director or bona fide employee of any vendor who provides services to the Sponsor and who purchases Units through a registered broker-dealer (collectively, the "Discounted Purchases"). Notwithstanding anything to the contrary in this Prospectus, investors who purchase Units with the reduced sales charges described in this paragraph will not receive sales charge reductions for quantity purchases.

         Cash, if any, made available to the Sponsor prior to the settlement date for a purchase of Units may be available for use in the Sponsor's business, and may be of benefit to the Sponsor.

         Whether or not Units are being offered for sale, the Sponsor shall also determine the aggregate value of each Trust as of 4:00 p.m. eastern time: (i) on each June 30 or December 31 (or, if such date is not a business day, the last business day prior thereto), (ii) on each day on which any Unit is tendered for redemption (or the next succeeding business day if the date of tender is a non-business day), and (iii) at such other times as may be necessary. For this purpose, a "business day" shall be any day on which the Exchange is normally open. (See "Unit Value and Evaluation.")

         Pursuant to the terms of the Indenture, the Trustee may terminate a Trust if the net asset value of such Trust, as shown by certain evaluations, is less than 20% of the original principal amount of the Trust. In the course of regularly appraising the value of Bonds in each Trust, the Sponsor will attempt to estimate the date on which a Trust's value will fall below the 20% level based on anticipated bond events over a five-year period, including maturities, escrow calls and current calls or refundings, assuming certain market rates. The Sponsor intends from time to time to recommend that certain Trusts whose values have fallen or are anticipated to fall below the 20% level be terminated based on certain criteria which could adversely affect the Trust's diversification. Once the Sponsor has determined that a Trust's value has fallen or may fall below the 20% level within a five-year period, for purposes of computing the sales charge, the maturity of each bond in such Trust will be deemed to be the earlier of the estimated termination date of the Trust or the actual date used when pricing the bond under Municipal Securities Rulemaking Board rules and interpretations issued thereunder.


MARKET FOR UNITS

         Although it is not obligated to do so, the Sponsor intends to maintain a secondary market for outstanding Units of certain Trusts at its own expense and continuously to offer to purchase Units of such Trusts at prices, subject to change at any time, which are based upon the bid prices of Bonds in the respective portfolios of the Trusts. If the supply of Units of any of the Trusts exceeds the demand, or for some other business reason, the Sponsor may discontinue purchases of Units of such Trust at such prices. Unitholders who wish to dispose of Units should inquire of the Trustee or their broker as to current redemption prices. (See "How Units May Be Redeemed Without Charge.")

         In connection with its secondary market-making activities, the Sponsor may from time to time enter into secondary market joint account agreements with other brokers and dealers. Pursuant to such an agreement, the Sponsor will purchase Units from the broker or dealer at the bid price and will place the Units into a joint account managed by the Sponsor; sales from the account will be made in accordance with the then current prospectus and the Sponsor and the broker or dealer will share profits and losses in the joint account in accordance with the terms of their joint account agreement.

ACCRUED INTEREST

         Accrued interest is the accumulation of unpaid interest on a Bond from the last day on which interest thereon was paid. Interest on Bonds in each Trust is accounted for daily on an accrual basis. For this reason, the purchase price of Units of each Trust will include not only the Public Offering Price but also the proportionate share of accrued interest to the date of settlement. Accrued interest does not include accrual of original issue discount on zero coupon bonds, stripped obligations or other original issue discount bonds. (See "Selection of Bonds for Deposit in the Trusts" and "Tax Status of Unitholders.") Interest accrues to the benefit of Unitholders commencing with the settlement date of their purchase transaction.

         The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in the Trusts. Since municipal bond interest is accrued daily but generally paid only semi-annually, during the initial months of each Trust, the Interest Account, consisting of accrued but uncollected interest and collected interest (cash), will be predominantly the uncollected accrued interest that is not available for distribution. However, due to advances by the Trustee, the Trustee will provide a first distribution between approximately 30 and 60 days after the Date of Deposit. Assuming each Trust retains the size and composition shown in the accompanying Part Two and expenses and fees remain the same, annual interest collected and distributed in future periods will approximate the estimated Net Annual Interest Income stated therein. However, the amount of accrued interest at any point in time will be greater than the amount that the Trustee will have actually received and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is included in the purchase price and the redemption price of the Units.

         Interest is accounted for daily, and a proportionate share of accrued and undistributed interest computed from the preceding Record Date is added to the daily valuation of each Unit of each Trust. (See "Distributions to Unitholders.") As Bonds mature, or are redeemed or sold, the accrued interest applicable to such Bonds is collected and subsequently distributed to Unitholders. Unitholders who sell or redeem all or a portion of their Units will be paid their proportionate share of the remaining accrued interest to, but not including, the third business day following the date of sale or tender.


ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN

         The Estimated Long Term Return for each Trust is a measure of the return to the investor expected to be earned over the estimated life of the Trust. The Estimated Long Term Return represents an average of the yields to maturity (or call) of the Bonds in the Trust's portfolio calculated in accordance with accepted bond practice and adjusted to reflect expenses and sales charges. Under accepted bond practice, tax-exempt bonds are customarily offered to investors on a "yield price" basis, which involves computation of yield to maturity or to an earlier call date (whichever produces the lower yield), and which takes into account not only the interest payable on the bonds but also the amortization or accretion of any premium over, or discount from, the par (maturity) value inherent in the bond's purchase price. In the calculation of Estimated Long Term Return, the average yield for a Trust's portfolio is derived by weighting each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced. This weighted average yield is then adjusted to reflect estimated expenses, is compounded, and is reduced by a factor which represents the amortization of the sales charge over the expected average life of a Trust. The Estimated Long Term Return calculation does not take into account the effect of a first distribution which may be less than a regular distribution or may be paid at some point after 30 days (or a second distribution which may be less than a normal distribution for Unitholders who choose quarterly or semi-annual plans of distribution), and it also does not take into account the difference in timing of payments to Unitholders who choose quarterly or semi-annual plans of distribution, each of which will reduce the return.

         Estimated Current Return is computed by dividing the Net Annual Interest Income per Unit by the Public Offering Price. In contrast to Estimated Long Term Return, Estimated Current Return does not reflect the amortization of premium or accretion of discount, if any, on the Bonds in a Trust's portfolio. Net Annual Interest Income per Unit is calculated by dividing the annual interest income to a Trust, less estimated expenses, by the number of Units outstanding.

         Net Annual Interest Income per Unit, used to calculate Estimated Current Return, will vary with changes in fees and expenses of the Trustee and the Evaluator and with the redemption, maturity, exchange or sale of

Bonds. A Trust may experience expenses and portfolio changes different from those assumed in the calculation of estimated Long Term Return. There can be no assurance that the Estimated Current Returns or Estimated Long Term Returns quoted to a Trust will be realized in the future. A Unitholder's actual return may vary significantly from the Estimated Long Term Return, based on their holding period, market interest rate changes, other factors affecting the prices of individual bonds in the portfolio, and differences between the expected remaining life of portfolio bonds and the actual length of time that they remain in a Trust; such actual holding periods may be reduced by termination of a Trust, as described in "Amendment and Termination of Indenture". Since both the Estimated Current Return and the Estimated Long Term Return quoted on a given business day are based on the market value of the underlying Bonds on that day, subsequent calculations of these performance measures will reflect the then current market value of the underlying Bonds and may be higher or lower. The Sponsor will provide estimated cash flow information relating to a Trust without charge to each potential investor in a Trust who receives this prospectus and makes an oral or written request to the Sponsor for such information.


DETERMINATION OF THE PRICE OF BONDS AT DATE OF DEPOSIT

         Except as indicated below, for Series 590 and all prior Trusts, the prices at which the Bonds deposited in each Trust would have been offered to the public on the business day prior to the Date of Deposit were determined by the Trustee on the basis of an evaluation of the Bonds prepared by Standard & Poor's, a firm regularly engaged in the business of evaluating, quoting and appraising comparable bonds. For Series 591 and all subsequent Series, the prices at which the bonds deposited in each Trust would have been offered to the public on the business day prior to the Date of Deposit were determined on the basis of an evaluation of the Bonds by Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. ("Kenny S&P"), a firm regularly engaged in the business of evaluating, quoting and appraising comparable bonds. With respect to Bonds in Insured Trusts and insured Bonds in Traditional Trusts, either Standard & Poor's or Kenny S&P, as applicable, evaluated the Bonds as so insured. For National Trust 4 through 22, such prices were determined by the Trustee on the basis of consultation with dealers in public bonds other than the Sponsor, by reference to the Blue List of Current Municipal Offerings (a daily publication containing the current public offering prices of public bonds of all grades currently being offered by dealers and banks).


SELECTION OF BONDS FOR DEPOSIT IN THE TRUSTS

         In selecting Bonds for the Trusts, the following factors, among others, were considered: (i) the Standard & Poor's, Moody's and/or Fitch ratings of the Bonds (see page 1 for a description of minimum rating standards), (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity (in addition, in the case of Discount Trusts, the prices relative to newly issued bonds of comparable quality, coupon, and maturity, i.e., the existence of "market" discount), (iii) the diversification of Bonds as to purpose of issue and location of issuer, (iv) the maturity dates of the Bonds, and (v) in the case of Insured Trusts only, the availability of insurance on such Bonds.

         Each Trust consists of such Bonds listed in the Schedules of Investments in Part Two as may continue to be held from time to time (including certain securities deposited in the Trust in exchange or substitution for Bonds upon certain refundings), together with accrued and undistributed interest thereon and undistributed cash realized from the disposition of Bonds. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be used to pay for Units redeemed or distributed to Unitholders, and not reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition.

         A Trust portfolio may consist of Bonds priced at a deep "market" discount from par value at maturity. A primary reason for the market values of the Bonds being less than their par values is that the coupon interest rates on the Bonds are lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance the Bonds were for the most part issued at then current coupon interest rates. The current yields (coupon interest income as a percentage of market price) of discount bonds are lower than the current yields of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. (See "Tax Status of Unitholders.") Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the market discount of discount bonds will increase and the value of such bonds will decrease; and if interest rates decline, the market discount of discount bonds will decrease and the value of the bonds will increase. Market discount attributable to interest rate changes does not necessarily indicate a lack of market confidence in the issuer. Investors should also be aware that many of the Bonds in each Trust portfolio are subject to special or extraordinary redemption at par (in the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to redemption; such price is hereafter referred to as "Accreted Value") under certain circumstances, including economic and other defaults. Under such circumstances the redemption price for such Bonds would not include any premium over par or Accreted Value which the investor may have paid for such Bonds.

         As a number of the Trusts contain Bonds issued by school districts, investors should be aware that litigation challenging the validity, under state constitutions, of present systems of financing public education has been initiated in a number of states. Decisions have been reached in some states holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor, however, does not believe that such efforts, even if successful, will have a material adverse effect on the ability of any of the issuers of Bonds contained in the Trusts' portfolios to make principal and interest payments when due.

         The Sponsor participated as either the sole underwriter or manager or as a member of the syndicates which were the original underwriters of a number of the Bonds in certain Trusts. An underwriter or underwriting syndicate purchases bonds from the issuer on a negotiated or competitive bid basis as principal with the intention of marketing such bonds to investors at a profit.

         All of the Bonds in each Trust are subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to the optional redemption provisions described in the "Schedules of Investments" in Part Two and in most cases pursuant to a sinking fund or special or extraordinary redemption provisions. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. Special or extraordinary redemption provisions may provide for redemption of all or a portion of an issue upon the occurrence of certain circumstances usually related to defaults or unanticipated changes in circumstances. Events that may permit or require the special or extraordinary redemption of bonds include, among others: substantial damage to or destruction of the project for which the proceeds of the bonds were used; exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; a final determination that the interest on the bonds is taxable; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomical; changes in law or an administrative or judicial decree which render the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which create unreasonable burdens or which impose excessive liabilities, such as taxes, not imposed on the date the bonds were issued, on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds which may be applied to redeem bonds; an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds; or a default in payment or failure to comply with the restrictions created as part of the bond financing on the part of the operator or principal user of a project financed by the bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See the discussion of the various types of bond issues, below, for certain information on the call provisions of such bonds, particularly single family mortgage revenue bonds.

         The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Redemption pursuant to optional call provisions is more likely to occur, and redemption pursuant to sinking fund or special or extraordinary redemption provisions may occur, when the Bonds have an offering side evaluation which represents a premium over par (as opposed to a discount from par). Redemption pursuant to optional call provisions may be, and redemption pursuant to sinking fund or special or extraordinary redemption provisions is likely to be, at a price equal to the par value of the bonds without any premium (in the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to the date of redemption; such price is referred to as "Accreted Value"). Because Bonds may have been valued at prices above or below par value or the then-current Accreted Value at the time Units were purchased, Unitholders may realize gain or loss upon the redemption of portfolio Bonds. (See "Estimated Long-Term Return and Estimated Current Return" and the "Schedules of Investments" in Part Two.)

         Certain of the Bonds in each Trust's portfolio may be subject to continuing requirements regarding the actual use of Bond proceeds, the manner of operation of the project financed from Bond proceeds or the rebate of excess earnings on Bond proceeds, any of which may affect the exemption of interest on such Bonds from Federal income taxation. Although at the time of issuance of each of the Bonds in each Trust an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, and the issuers covenanted to comply with all requirements necessary to retain the tax-exempt status of the Bonds, there can be no assurance that the respective issuers or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Bonds, thereby reducing the value of the Bonds and subjecting Unitholders to unanticipated tax liabilities.

         Certain Bonds may carry a "mandatory put" (also referred to as a "mandatory tender" or "mandatory repurchase") feature pursuant to which the holder of such a Bond will receive payment of the full principal amount thereof on a stated date prior to the maturity date unless such holder affirmatively acts to retain the Bond. Under the Indenture, the Trustee does not have the authority to act to retain any Bonds with such features; accordingly, it will receive payment of the full principal amount of any such Bonds on the stated put date and such date is therefore treated as the maturity date of such Bonds in selecting Bonds for the respective Trust and for purposes of calculating the average maturity of the Bonds in any Trust.

         Except as otherwise indicated herein or in Part Two of the Prospectus, to the best knowledge of the Sponsor, there was no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect on any of the Trusts. It is possible that after the date of this Prospectus, litigation may be initiated with respect to Bonds in any Trust. Any such litigation may affect the validity of such Bonds or the tax-exempt nature of the interest thereon, but while the outcome of litigation of such nature can never be entirely predicted, the opinions of bond counsel to the issuer of each Bond on the date of issuance state that such Bonds were validly issued and that the interest thereon is, to the extent indicated, exempt from Federal income tax.

         An investment in Units of any Trust should be made with an understanding of the risks that such an investment may entail. These include but are not limited to the ability of the issuer, or, if applicable, the insurer, to make payments of interest and principal when due, the effects of changes in interest rates generally, early call provisions and the potential for changes in the tax status of the Bonds. The following paragraphs discuss certain characteristics of the Bonds in the Trusts and of certain types of issuers in whose securities a Trust portfolio may be deemed to be "concentrated." These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in the portfolio of a Trust or which may adversely affect the ratings of such Bonds; with respect to the Insured Trusts, however, because of the insurance obtained by the Sponsor or by the Bond issuers, such changes should not adversely affect any Insured Trust's receipt of principal and interest, or the Standard & Poor's AAA, Fitch's AAA or Moody's Aaa ratings of the Bonds in an Insured Trust's portfolio.

         Escrow Secured Obligations. Some of the Bonds in a Trust may be obligations of issuers which are typically secured by direct obligations of the U.S. Government or in some cases obligations guaranteed by the U.S. Government placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

         Health Care Facility Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including occupancy levels of the facility, demand for services, wages of employees, overhead expenses, competition from other similar providers, government regulation, the cost of malpractice insurance, and the degree of governmental financial assistance, including Medicare and Medicaid.

         Housing Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from mortgage loans to single family residences or housing projects for low to moderate income families. Housing obligations are generally prepayable at any time and therefore their average life will ordinarily be less than their stated maturities. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including, occupancy levels, rental income, mortgage default rates, operating expenses, governmental regulations and the appropriation of subsidies.

         Industrial Revenue Obligations. Certain of the Bonds in a Trust may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. Debt service payment on IRBs is dependent upon various factors, including the creditworthiness of the corporate operator of the project and, if applicable, corporate guarantor, revenues generated from the project, expenses associated with the project and regulatory and environmental restrictions.

         Utility Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from the sale of several types of energy, including electric and natural gas. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including the rates for electricity and natural gas, the demand for electricity and natural gas, the degree of competition, governmental regulation, overhead expenses and variable costs, such as fuel.

         Transportation Facility Revenue Bonds. Some of the Bonds in a Trust may be obligations of issuers which are payable from and secured by revenues derived from the ownership and operation of airports, public transit systems and ports. The ability of issuers to make debt service payments on airport obligations is dependent on the capability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, many airlines may have difficulty meeting their obligations under these use agreements. Bonds that are secured primarily by the revenue collected by a public transit system typically are additionally secured by a pledge of sales tax receipts collected at the state or local level, or of other governmental financial assistance. The revenue of issuers of transit system obligations will be affected by variations in utilization, which in turn may be affected by the degree of local governmental subsidization, competition from other forms of transportation, and increased costs. Port authorities derive their revenues primarily from fees imposed on ships using the facilities which may fluctuate depending on the local economy and on competition from competing forms of transportation such as air, rail and trucks. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by increases in fuel costs, competition from toll-free vehicular bridges and roads and alternative modes of transportation.

         Water and/or Sewerage Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. The problems of such issuers include the ability to obtain rate increases, population declines, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of obtaining new supplies of fresh water, the effect of conservation programs and "no-growth" zoning ordinances.

         University and College Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers which are, or which govern the operation of, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

         Bridge Authority and Tollroad Obligations. Some of the Bonds in a Trust may be obligations of issuers which derive their payments from bridge, road or tunnel toll revenues. The revenues of such an issuer could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof. Specifically, governmental regulations restricting the use of vehicles in the New York City metropolitan area may adversely affect revenues of the Triborough Bridge and Tunnel Authority.

         Dedicated-Tax Supported Bonds. Some of the Bonds in a Trust may be obligations of issuers which are payable from and secured by tax revenues from a designated source, which revenues are pledged to secure the bonds. The various types of Bonds described below differ in structure and with respect to the rights of the bondholders to the underlying property. Each type of dedicated-tax supported Bond has distinct risks, only some of which are set forth below. One type of dedicated-tax supported Bond is secured by the incremental tax received on either real property or on sales within a specifically defined geographical area; such tax generally will not provide bondholders with a lien on the underlying property or revenues. Another type of dedicated-tax supported Bond is secured by a special tax levied on real property within a defined geographical area in such a manner that the tax is levied on those who benefit from the project; such bonds typically provide for a statutory lien on the underlying property for unpaid taxes. A third type of dedicated-tax supported Bond may be secured by a tax levied upon the manufacture, sale or consumption of commodities or upon the license to pursue certain occupations or upon corporate privileges within a taxing jurisdiction. As to any of these types of Bonds, the ability of the designated revenues to satisfy the interest and principal payments on such Bonds may be affected by changes in the local economy, the financial success of the enterprise responsible for the payment of the taxes, the value of any property on which taxes may be assessed and the ability to collect such taxes in a timely fashion. Each of these factors will have a different affect on each distinct type of dedicated-tax supported bonds.

         Municipal Lease Obligations. Some of the Bonds in a Trust may be obligations that are secured by lease payments of a governmental entity. Such payments are normally subject to annual budget appropriations of the leasing governmental entity. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby.

         Original Issue Discount Bonds and Stripped Obligations. Certain of the Bonds in a Trust may be original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

         Certain of the original issue discount bonds in a Trust may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

         Original issue discount bonds, including zero coupon bonds, may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption (the "accreted value") plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value. See the "Schedules of Investments" in Part Two for call provisions of portfolio Bonds.

         Certain of the Bonds in a Trust may be Stripped Obligations, which represent evidences of ownership with respect to either the principal amount of or a payment of interest on a tax-exempt obligation. An obligation is "stripped" by depositing it with a custodian, which then effects a separation in ownership between the bond and any interest payment which has not yet become payable, and issues evidences of ownership with respect to such constituent parts. A Stripped Obligation therefore has economic characteristics similar to zero coupon bonds, as described above.

         Unitholders should consult their own tax advisers with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations. Under applicable provisions governing determination of state and local taxes, interest on original issue discount bonds or Stripped Obligations may be deemed to be received in the year of accrual even though there is no corresponding cash payment.


TAX STATUS OF UNITHOLDERS

         At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds, when held by residents of the state in which the issuers of such Bonds are located, from state income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor nor its counsel have made any review of the Trusts' proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date of which interest is determined to be taxable.

         Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is includable in gross income for Federal income tax purposes, and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.)

         For purposes of the following opinions, it is assumed that each asset of the Trusts is debt, the interest on which is excluded for Federal income tax purposes.

         In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing law:

                   (1) the Trusts are not associations taxable as corporations for Federal income tax purposes, and interest and accrued original issue discount on Bonds which is excludible from gross income under the Internal Revenue Code of 1986, as amended (the "Code") will retain its status for Federal income tax purposes, when received by the Trusts and when distributed to the Unitholders; however, such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"). See "Certain Tax Matters Applicable to Corporate Unitholders" below;

                   (2) each Unitholder of a Trust is considered to be the owner of a pro rata portion of each asset of such Trust under Subpart E, subchapter J of Chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond or when the Unitholder redeems or sells Units. If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all the assets of the Trust involved including his pro rata portion of all the Bonds represented by the Unit. The Taxpayer Relief Act of 1997 includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisors with regard to any such constructive sale rules. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the date the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment at maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost; Unitholders should consult their own tax advisors with regard to the calculation of basis; and

                   (3) any amounts paid on defaulted Bonds held by the Trustee under policies of insurance issued with respect to such Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted Bonds; provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based on its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bonds on the date a Unit holder acquires his Units, and the price the Unit holder pays for his Units. Unit holders should consult their tax advisors regarding these rules and their application.

         The Revenue Reconciliation Act of 1993 o (the "1993 Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unit holder pays for his or her Units. Under the 1993 Tax Act, accretion of market discount is taxable as ordinary income; under prior law, the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of his or her Units, unless a Unit holder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisors regarding these rules and their application.

         Certain Tax Matters Applicable to Corporate Unitholders. In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (other than an S corporation, Regulated Investment Company, Real Estate Investment Trust, REMIC or FASIT) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all Bonds in the Trust. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would reinstate the Superfund Tax for taxable years after December 31, 1997 and before January 1, 2009. Also, under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unit holders should consult their tax advisors with respect to the particular tax consequences to them, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

         Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units generally would not be able to deduct any of the interest expense attributable to ownership of Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations, including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult with their tax advisors.

         In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and the U.S. Treasury Regulations. Any person who believes he or she may be a "substantial user" or "related person" as so defined should contact his or her tax advisor.

         All statements in the prospectus concerning exclusion from gross income for Federal, state or other tax purposes are the opinion of Counsel and are to be so construed.

         At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

         The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

         In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

         For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund Tax (to the extent reenacted) for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1996 is included as an item of tax preference. However, the assets of the Trust do not include any such private activity bonds issued on or after that date.

         In general, Section 86 of the Code, provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includable in gross income, they will be treated as any other item of gross income.

         In addition, under the 1993 Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds as "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

         Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from the Trusts, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

         Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Except as noted herein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

         In the opinion of Carter, Ledyard & Milburn, counsel to the Trustee and special counsel for the Series for New York tax matters, under existing law:

         Under the income tax laws of the State and City of New York, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders.

         A summary of each opinion of special counsel to the respective State Trusts for state tax matters is set forth below.


TAXABLE EQUIVALENT YIELDS

         The following tables show the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under published 2000 marginal Federal tax rates. The tables incorporate increased tax rates for higher-income taxpayers that were included in the Revenue Reconciliation Act of 1993. The tables illustrate what you would have to earn on taxable investments to equal the tax-exempt estimated current return for your income tax bracket. A taxpayer's marginal tax rate is affected by both his taxable income and his adjusted gross income. Locate your adjusted gross income and your taxable income (which is your adjusted gross income reduced by any deductions and exemptions), then locate your tax bracket based on joint or single tax filing. Read across to the equivalent taxable estimated current return you would need to match the tax-free income.

                                  2000 TAX YEAR


                 MARGINAL FEDERAL TAX RATES FOR JOINT TAXPAYERS
                          WITH FOUR PERSONAL EXEMPTIONS

                                                                          TAX-FREE ESTIMATED CURRENT RETURN
                                                      ---------------------------------------------------------------------------
                         FEDERAL
   FEDERAL              ADJUSTED
   TAXABLE                GROSS           FEDERAL
    INCOME               INCOME             TAX
  (1,000'S)             (1,000'S)          RATE*        4.50%      4.75%     5.00%      5.25%     5.50%      5.75%      6.00%
---------------------------------------------------------------------------------------------------------------------------------
       $ 0- 43.85        $ 0-128.95       15.00%        5.29%      5.59%     5.88%      6.18%     6.47%      6.76%      7.06%

     43.85-105.95          0-128.95       28.00%        6.25%      6.60%     6.94%      7.29%     7.64%      7.99%      8.33%

                      128.95-193.40       29.00%        6.34%      6.69%     7.04%      7.39%     7.75%      8.10%      8.45%

    105.95-161.45          0-128.95       31.00%        6.52%      6.88%     7.25%      7.61%     7.97%      8.33%      8.70%

                      128.95-193.40       32.00%        6.62%      6.99%     7.35%      7.72%     8.09%      8.46%      8.82%

                      193.40-315.90       34.50%        6.87%      7.25%     7.63%      8.02%     8.40%      8.78%      9.16%

    161.45-288.35     128.95-193.40       37.00%        7.14%      7.54%     7.94%      8.33%     8.73%      9.13%      9.52%

                      193.40-315.90       40.00%        7.56%      7.98%     8.40%      8.82%     9.24%      9.66%     10.08%

                        Over 315.90       37.00%**      7.14%      7.54%     7.94%      8.33%     8.73%      9.13%      9.52%

      Over 288.35     193.40-315.90       44.50%        8.11%      8.56%     9.01%      9.46%     9.91%     10.36%     10.81%

                        Over 315.90       41.00%***     7.63%      8.05%     8.47%      8.90%     9.32%      9.75%     10.17%




                                      -21-



                                  2000 TAX YEAR

                 MARGINAL FEDERAL TAX RATES FOR SINGLE TAXPAYERS
                           WITH ONE PERSONAL EXEMPTION

                                                                           TAX-FREE ESTIMATED CURRENT RETURN
                                                      ---------------------------------------------------------------------------
                         FEDERAL
   FEDERAL              ADJUSTED
   TAXABLE                GROSS           FEDERAL
    INCOME               INCOME             TAX
  (1,000'S)             (1,000'S)          RATE*        4.50%      4.75%      5.00%      5.25%      5.50%      5.75%      6.00%
---------------------------------------------------------------------------------------------------------------------------------
       $ 0- 26.25        $ 0-128.95       15.00%        5.29%      5.59%      5.88%      6.18%      6.47%      6.76%      7.06%

      26.25-63.55          0-128.95       28.00%        6.25%      6.60%      6.94%      7.29%      7.64%      7.99%      8.33%

     63.55-132.60          0-128.95       31.00%        6.52%      6.88%      7.25%      7.61%      7.97%      8.33%      8.70%

                      128.95-251.45       32.50%        6.67%      7.04%      7.41%      7.78%      8.15%      8.52%      8.89%

    132.60-288.35     128.95-251.45       38.00%        7.26%      7.66%      8.06%      8.47%      8.87%      9.27%      9.68%

                        Over 251.45       37.00%**      7.14%      7.54%      7.94%      8.33%      8.73%      9.13%      9.52%

      Over 288.35       Over 251.45       41.00%***     7.63%      8.05%      8.47%      8.90%      9.32%      9.75%     10.17%
--------------------

* The table reflects the effect of the limitations on itemized deductions and the deduction for personal exemptions. They were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations, in effect, raise the current maximum marginal combined state and Federal tax rate to approximately 44.21% for taxpayers filing a joint return and entitled to four personal exemptions and to approximately 40.79% for taxpayers filing a single return entitled to only one personal exemption. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions, with certain exceptions.

** Federal tax rate reverts to 36% after the 80% cap on the limitation on itemized deductions has been met. The above table reflects only the effect of exemption from Federal income taxes. Unitholders of State Trusts, which are exempt from both Federal and state taxes, would need a somewhat higher taxable yield than shown in the table to equal the tax-exempt yield of such Trusts. There can be no assurance that state tax rates will remain unchanged.

*** Federal tax rate reverts to 39.6% after the 80% cap on the limitation on itemized deductions has been met.

         A comparison of tax-free and equivalent taxable estimated current returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns and taxable equivalent returns on a Trust and returns over specified periods on other similar Nuveen Trusts with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of a Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the Federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trusts are described more fully elsewhere in this Prospectus.

         The Sponsor believes the information summarized below describes some of the more significant events relating to the various State Trusts. The sources of such information are official statements of issuers in each state and other publicly available information, generally as of the date on or before the date of this Part One Prospectus, unless otherwise indicated. The Sponsor has not independently verified this information and makes no representation regarding the accuracy or completeness of the sources of information which have been available to it, but believes them to be complete and has itself relied upon them.

ALABAMA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Alabama is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, mining, oil and gas production and service industries, supplemented by rural areas with selective commercial agriculture. Alabama has a low growth rate in civilian labor. Income growth has also slowed in Alabama and is lower than the U.S. average. The Alabama economy grows at a slower rate than the national economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Alabama currently maintains a "AA", "Aa3" and "AA" bond rating from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

         Further information concerning Alabama risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Alabama Trust, Balch & Bingham, special counsel to the Fund for Alabama tax matters rendered an opinion under then existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation substantially to the effect that:

         Under the income tax laws of Alabama, the Alabama Trust is not taxable as a corporation or otherwise.

         Income of the Alabama Trust, to the extent it is taxable, will be taxable to the Unitholders, not to the Alabama Trust.

         Each Unitholder's distributive share of the Alabama Trusts' net income will be treated as the income of the Unitholder for Alabama income tax purposes.

         Interest on obligations of the State and subdivisions thereof and the Possessions of the United States held by the Alabama Trust which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

         Each Unitholder will, for the purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama Trust as though the Bonds were sold or disposed of directly by the Unitholders.

         Gains realized on the sale or redemption of Units by Unitholders who are subject to the Alabama income tax will be includable in the Alabama income of such Unitholders.


ARIZONA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Arizona is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services, tourism and manufacturing. These sectors tend to be cyclical. Commercial and residential real estate markets, which experienced depression and high vacancy rates in the 1980s and early 1990s, have recovered and are growing strong. Yet, Arizona has experienced rapid declines in the real estate markets after reaching peaks. Such declines may occur in the future.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Arizona risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Snell & Wilmer acted as special Arizona counsel to Arizona Traditional Trust 192 and all prior Arizona Traditional Trusts. Chapman and Cutler, counsel to the Sponsor, acted as special Arizona counsel to Arizona Traditional Trust 193 and all subsequent Trusts, including all Arizona Insured Trusts. At the time of the closing for each Arizona Trust, the respective counsel to the Trusts for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

         The assets of each Arizona Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State"), its political subdivisions and authorities (the "Arizona Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds") (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "Arizona Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax. Neither the Sponsor nor its counsel has made any review for the Arizona Trusts of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing law:

         For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

         For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

         To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Arizona Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

         Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Arizona Trusts will be exempt from Arizona income taxation and therefore will not be includable in the income of the Unitholders for income tax purposes when distributed by the Arizona Trust and received by the Unitholders.

         Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

         Amounts paid by the Insurer under an insurance policy or policies issued to an Arizona Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trusts, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductions of interest.

         Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.


CALIFORNIA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of California is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State faces a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters and cutbacks in federal defense spending. The California economy continues to show weakness in manufacturing, particularly aerospace, construction, services and trade. California's population increase has resulted in traffic congestion, school overcrowding and high housing costs which have caused an increase in demand for government services and which may impede future economic growth.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On December 7, 1994, Orange County, California, together with its pooled investment fund (the "Pooled Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code. Many governmental entities kept moneys in the Pooled Fund.

         All outstanding general obligation bonds of the State are rated "AA-" by Standard & Poor's, "Aa3" by Moody's and "AA" by Fitch.

         Further information concerning California risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Jones, Day, Reavis & Pogue acted as special California counsel to California Traditional Trust 206 and all prior California Traditional Trusts and to California Insured Trust 77 and all prior California Insured Trusts. Wyman, Bautzer, Kuchel & Silbert acted as special California counsel to California Traditional Trust 207 through California Traditional Trust 239 and California Insured Trust 78 through California Insured Trust 107. Orrick, Herrington & Sutcliffe, L.L.P. acted as special California counsel to California Traditional Trust 240 and all subsequent California Traditional Trusts and to California Insured Trust 108 and to all subsequent California Insured Trusts and to California Intermediate Insured Trust 1 and all subsequent California Intermediate Insured Trusts. At the time of the closing for each California Trust, the respective counsel to the

Trusts rendered an opinion under then existing California income and property tax law applicable to individuals who are California residents substantially to the effect that:

         The California Trust is not an association taxable as a corporation and the income of the California Trust will be treated as the income of the Unitholders thereof under the income tax laws of California.

         Interest on the underlying securities (which may include bonds or other obligations issued by the governments of Puerto Rico, the Virgin Islands, Guam or the Northern Mariana Islands) which is exempt from tax under California personal income tax and property tax laws when received by the California Trust will, under such laws, retain its status as tax-exempt interest when distributed to Unitholders. However, interest on the underlying securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax.

         Under California income tax law, each Unitholder in the California Trust will have a taxable event when the California Trust disposes of a security (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gain when Units are sold or redeemed for an amount equal to, or less than, their original cost. The total tax cost of each Unit to a Unitholder is allocated among each of the bond issues held in the California Trust (in accordance with the proportion of the California Trust comprised by each bond issue) in order to determine his per unit tax cost for each bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per unit cost of each bond issue. Unitholders' bases in their Units, and the bases for their fractional interest in each California Trust asset, may have to be adjusted for the their pro rata share of accrued interest received, if any, on securities delivered after the Unitholders' respective settlement dates.

         Under the California personal property tax laws, bonds (including the bonds in the California Trust as well as "regular-way" and "when-issued" contracts for the purchase of bonds) or any interest therein are exempt from such tax.

         Any proceeds paid under an insurance policy, if any, issued to the Trustee of the Fund with respect to the bonds in a California Trust as well as "regular-way" and "when-issued" contracts for the purchase of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         Under Section 17280(b)(2) of the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of the Trust is not deductible for the purposes of the California personal income tax. While there presently is no California authority interpreting this provision,
Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose. The Franchise Tax Board has not yet proposed or prescribed such regulations. In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal Revenue Service interpretations of similar Federal provisions.


COLORADO RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Colorado is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls. A recently passed, but somewhat ambiguous Constitutional

Amendment requires voter approval prior to tax increases, creation of debt, or until levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. Colorado has an expenditure limitation which it breached in fiscal year 1997.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on tourism and its position as a transportation hub. These sectors tend to be cyclical.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Colorado risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Colorado Trust, Sherman & Howard L.L.C., special Colorado counsel to the Trusts, rendered an opinion under then existing law substantially to the effect that:

         A Trust will consist of obligations which were issued by the State of Colorado or its political subdivisions or by the United States or possessions of the United States including Puerto Rico, the Virgin Islands and Guam ("Colorado Bonds").

         Because Colorado income tax law is based upon the Federal law and in light of the opinion of Chapman and Cutler, each Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

         With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above and the opinion of Chapman and Cutler referred to above:

         Each Colorado Unitholder will be treated as owning a share of each asset of a Trust for Colorado income tax purposes, in the proportion that the number of Units of such Trust held by him bears to the total number of outstanding Units of the Trust, and the income of the Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described.

         Interest on Colorado Bonds that would not be subject to Colorado income tax or Colorado alternative minimum tax when paid directly to a Colorado Unitholder will not be subject to Colorado income tax or alternative minimum tax when received by a Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder.

         Any proceeds paid under an insurance policy issued to the issuer of the Colorado Bonds involved, to the Depositor prior to deposit of the Colorado Bonds in the Trust, or to the Trust, which proceeds represent maturing interest on defaulted Colorado Bonds and which proceeds would not be subject to Colorado income tax or alternative minimum tax when paid directly to a Colorado Unitholder will not be subject to Colorado income and alternative minimum tax when received by the Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder.

         Generally, each Colorado Unitholder will realize gain or loss taxable in Colorado when the Trust disposes of a Colorado Bond (whether by sale, exchange, redemption or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Colorado Bonds during the interval between the Colorado Unitholder's settlement date and the date such Colorado Bonds are delivered to a Trust, if later). However, beginning in 2000, a Colorado Unitholder who is an individual, a trust or an estate may be able to exclude from Colorado taxable income up to $1,200 per year ($2,400 for a married couple filing jointly) of gains from a Trust's disposition of Bonds or from the redemption or sale of the Colorado Unitholder's Units. Under legislation enacted by Colorado in 1999, interest income, dividend income and net capital gains (as defined in Section 1222(11) of the Code) otherwise includable in taxable income qualify for the exclusion. The exclusion will be available only in years during which state revenues exceed by $220 million (indexed annually to reflect the rate of growth in Colorado personal income) state spending limits mandated by the Colorado Constitution, as such revenue and spending limits are described in the Information Supplement to this Prospectus.

         Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing gain taxable in Colorado when their Units are sold or redeemed for an amount equal to or less than their original cost. Such gain may qualify for the exclusion from Colorado taxable income described in the preceding paragraph during years in which the exclusion becomes available.

         If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in a Trust is not deductible for Federal income tax purposes, it will not be deductible for Colorado income tax purposes.


CONNECTICUT RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Connecticut is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Connecticut currently maintains a "AA", "Aa3" and "AA" bond rating from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

         Further information concerning Connecticut risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. The assets of each Connecticut Trust consist of obligations issued by or on behalf of the State of Connecticut or its political subdivisions or public instrumentalities, State or local authorities, districts, or similar public entities created under the laws of the State of Connecticut or by or on behalf of a United States territory or possession the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder (the "Bonds"). Certain Bonds in the Connecticut Trust that were issued by the State of Connecticut or governmental authorities located in Connecticut may have been issued prior to the enactment of a Connecticut tax on the interest income of individuals; therefore, bond counsel to the issuers of such Connecticut Bonds did not opine as to the exemption of the interest on such Connecticut Bonds from such tax. However, the Sponsor and special counsel to the Trusts for Connecticut tax matters believe that such interest will be so exempt. Interest on Connecticut Bonds in the Connecticut Trusts issued by other issuers, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

         At the time of the closing for each Connecticut Trust, Day, Berry & Howard, special counsel to the Trusts for Connecticut tax matters, rendered an opinion, which relied explicitly on the opinion of Chapman and Cutler regarding Federal income tax matters, under then existing Connecticut law, substantially to the effect that:

         The Connecticut Trust is not subject to any tax on or measured by net income imposed by the State of Connecticut.

         Interest income from Bonds held by the Connecticut Trust is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts and estates (the "Connecticut Income Tax"), when such interest is received by the Connecticut Trust or distributed by it to a Unitholder.

         Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by the Connecticut Trust or upon the redemption, sale, or other disposition of a Unit of a Connecticut Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Connecticut Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale or exchange of a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond") held by the Connecticut Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Connecticut Trust held by him.

         The portion of any interest income or capital gain of the Connecticut Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unitholder for purposes of such tax.

         An interest in a Unit of the Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

         Generally, a Unitholder recognizes gain or loss for purposes of the Connecticut Income Tax to the same extent the Unitholder recognizes gain or loss for Federal income tax purposes. Ordinarily, this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by a Connecticut Trust of a Bond held by it, or upon the redemption, sale, or other disposition of a Unit of a Connecticut Trust held by the Unitholder. However, gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of the Connecticut Income Tax. Regulations indicate that this rule would apply to gain or loss recognized by a Unitholder holding a Unit of a Connecticut Trust as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by a Connecticut Trust. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by a Connecticut Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of a Connecticut Trust held by the Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.


FLORIDA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Florida is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State continues to be dependent on the construction and construction related manufacturing industries. These industries tend to be highly cyclical and there is no assurance that Florida's rapid population growth, which drove these industries in the past, will continue. Tourism is also one of the State's most important industries. Because many international travelers visit Florida, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, Florida could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems, particularly with regard to the citrus and sugar industries.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa2, AA+ and AA from Moody's, Standard & Poor's and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue resource from which such series derives funds for repayment.

         Further information concerning Florida risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. The assets of each Florida Trust will consist solely of interest-bearing obligations issued by or on behalf of the State of Florida, its political subdivisions and authorities or by the Commonwealth of Puerto Rico, Guam, the Virgin Islands, American Samoa, or the Northern Mariana Islands (the "Florida Bonds").

         At the time of the closing for each Florida Trust, Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., special counsel to the Trusts for Florida tax matters, rendered an opinion under then existing law substantially to the effect that:

         For Florida State income tax purposes, the Florida Trusts will not be subject to the Florida income tax imposed by the Florida Code so long as the Trusts have no income subject to federal taxation. In addition, political subdivisions of Florida do not impose any income taxes.

         Because Florida does not impose an income tax on individuals, non-corporate Unitholders will not be subject to any Florida income tax on income realized by the Trust. Each corporate Unitholder will be subject to Florida income taxation on its share of the income realized by the Trusts notwithstanding the tax exempt status of the interest received from any bonds under Section 103(a) of the Internal Revenue Code of 1986 or any other federal law, unless the interest income constitutes nonbusiness income. Nevertheless, any corporate Unitholder that has its commercial domicile in Florida will be taxable under the Florida Code on its share of the Florida Trust income which constitutes nonbusiness income.

         Florida Trust Units will be subject to Florida estate tax only if owned by Florida residents, certain natural persons not domiciled in Florida, or certain natural persons not residents of the United States. However, the Florida estate tax is limited to the amount of the credit allowable under the applicable Federal Revenue Act (currently Section 2011 [and in some cases Section 2102] of the Internal Revenue Code of 1986, as amended) for death taxes actually paid to the several states.

         Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax or Florida sales or use tax.

         Because Bonds issued by the State of Florida or its political subdivisions or by the Commonwealth of Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Mariana Islands are exempt from Florida intangible personal property taxation under Chapter 199, Florida Statutes, as amended, the Florida Trust will not be subject to Florida intangible personal property tax. In addition, the Unitholders will not be subject to Florida intangible personal property tax on the Units.


GEORGIA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Georgia is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. Recent widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the State are rated "AAA" by Standard & Poor's, "Aaa" by Moody's and "AAA" by Fitch.

         Further information concerning Georgia risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Smith, Gambrell & Russell acted as special Georgia counsel to Georgia Trust 188 and all prior Georgia Trusts. Chapman and Cutler, Counsel for the Sponsor, acted as special Georgia Counsel to Georgia Trust 189 and all subsequent Georgia Trusts, including all Georgia Insured Trusts. At the time of the closing for each Georgia Trust, the respective counsel to the Trusts rendered an opinion under then existing law substantially to the effect that:

         The assets of the Trusts will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Georgia Bonds, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Georgia income tax (the "Georgia Income Tax"). We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Georgia law:

                   (1) For Georgia income tax purposes, each Georgia Trust is not an association taxable as a corporation, and the income of the Georgia Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when distributed by the Georgia Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Georgia Trust will be exempt from Georgia income taxation and therefore will not be includable in the income of the Unitholder for Georgia income tax purposes when distributed by the Georgia Trust and received by the Unitholders.

                   (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Georgia Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

                   (3) Amounts paid by the Insurer under an insurance policy or policies issued to the Georgia Trust, if any, with respect to the Bonds in the Georgia Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

                   (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.


MARYLAND RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Maryland is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Maryland currently maintains a "AAA" bond rating from Standard & Poor's, Moody's and Fitch on its general obligation indebtedness.

         Further information concerning Maryland risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. The assets of each Maryland Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maryland, its political subdivisions and authorities and, provided the interest thereon is exempt from State income taxes by the laws or treaties of the United States, obligations issued by or on behalf of the United States' territories or possessions, including Puerto Rico, Guam and the Virgin Islands, their political subdivisions and authorities (the "Maryland Bonds").

         At the time of the closing for each Maryland Trust, Venable, Baetjer and Howard, special counsel for the Trusts previous to Trust 319 for Maryland tax matters. Ober, Kaler, Grimes & Shriver, P.C., acted as special counsel for Trust 319 through Trust 345, for Maryland tax matters. Blank Rome Comisky and McCauley L.L.P. acted as special counsel for Trust 346 and subsequent series for Maryland tax matters, rendered an opinion under then existing law substantially to the effect that:

         For Maryland State and local income tax purposes, each Maryland Trust will not be taxable as an association, and the income of the Maryland Trust will be treated as the income of the Unitholders.

         For Maryland State and local tax purposes, interest on the Maryland Bonds which is exempt from Maryland State and local income tax when received by the Maryland Trust, and which would be exempt from Maryland State and local income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Maryland Trust and distributed to the Unitholders.

         Interest derived from the Maryland Trust by a Unitholder with respect to the Maryland Bonds will not be subject to Maryland State or local income taxes; provided that interest or profit derived from the Maryland Trust by a financial institution, as defined in Section 8-101(c) of the Tax-General Article of the Annotated Code of Maryland, will be subject to the Maryland state franchise tax on financial institutions, except to the extent such interest is expressly exempt from the Maryland state franchise tax by the statutes which authorize the issuance of such Maryland Bonds (see Section 8-204 of the Tax-General Article of the Annotated Code of Maryland).

         A Unitholder will not be subject to Maryland state or local income tax with respect to gain realized when Maryland Bonds held in the Maryland Trust are sold, redeemed or paid at maturity, except with respect to gain realized upon a sale, redemption or payment at maturity of such Maryland Bonds as are issued by or on behalf of United States territories or possessions, their political subdivisions and authorities; such gain will equal the proceeds of sale, redemption or payment, less the tax basis of the Maryland Bonds (adjusted to reflect (a) the amortization of Bond premium or discount, and (b) the deposit in the Maryland Trust after the Unitholder's settlement date of Maryland Bonds with accrued interest).

         Although the matter is not free from doubt, gain realized by a Unitholder from the redemption, sale or other disposition of a Maryland Trust Unit (i) will be subject to Maryland state income tax except in the case of individual Unitholders who are not Maryland residents, and (ii) will be subject to Maryland local income tax in the case of individual Unitholders who are Maryland residents.

         If interest on indebtedness incurred or continued by a Unitholder to purchase Units in the Maryland Trust is not deductible for Federal income tax purposes, it will also be nondeductible for Maryland state income tax purposes and, if applicable, local income tax purposes.

         Maryland Trust Units will be subject to Maryland inheritance and estate tax only if held by Maryland residents. Neither the Maryland Bonds nor the Maryland Trust Units will be subject to Maryland personal property tax, sales tax or use tax.


MASSACHUSETTS RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the Commonwealth of Massachusetts is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by reductions in federal government spending on defense-related industries. The Commonwealth has many material future liabilities, including an underfunded retirement system and Medicaid expenditures.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         In recent years, the Commonwealth of Massachusetts and certain of its public bodies and municipalities, particularly the City of Boston, have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. The Commonwealth's general obligation bonds are rated AA- by Standard & Poor's, Aa2 by Moody's and AA- by Fitch.

         Further information concerning Massachusetts risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Peabody & Arnold acted as special Massachusetts counsel to Massachusetts Traditional Trust 182 and all prior Massachusetts Traditional Trusts and to Massachusetts Insured Trust 44 and all prior Massachusetts Insured Trusts. Edwards & Angell acted as special Massachusetts counsel to Massachusetts Traditional Trust 183 and all subsequent Massachusetts Traditional Trusts and to Massachusetts Insured Trust 45 and all subsequent Massachusetts Insured Trusts. At the time of the closing for each Massachusetts Trust, the respective counsel to the Trusts rendered an opinion, based on rulings by the Commissioner of Revenue and under then existing law, substantially to the effect that:

         For Massachusetts income tax purposes, each Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws ("M.G.L.") and not as a grantor trust under Section 10(e) of M.G.L. Chapter 62.

         The Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

         Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest excludable from gross income for Federal income tax purposes received by a Massachusetts Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities or by Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands or other possessions of the Untied States within the meaning of Section 103(c) of the Internal Revenue Code of 1986, as amended ("Massachusetts Obligations").

         Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions are derived from the proceeds of insurance obtained by the Sponsor of the Trust or by the issuer or underwriter of an obligation held by the Trust that represent maturing interest on defaulted obligations held by the Trustee, if and to the same extent that such earnings or distributions would have been excludable from the gross income of such Unitholders if derived from interest paid by the issuer of the defaulted obligation.

         Unitholders which are corporations subject to taxation under M.G.L. Chapter 63 will be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions represent interest from bonds, notes or indebtedness of any state, including Massachusetts, except for interest which is specifically exempted from such tax by the acts authorizing issuance of said Massachusetts Obligations.

         Each Trust's capital gains and/or capital losses which are includable in the Federal gross income of Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62, or Unitholders which are corporations subject to Massachusetts taxation under M.G.L. Chapter 63 will be included as capital gains and/or losses in the Unitholders' Massachusetts gross income, except for capital gain which is specifically exempted from taxation under such Chapters by the acts authorizing issuance of said Massachusetts Obligations.

         Unitholders which are corporations subject to tax under M.G.L. Chapter 63 and which are tangible property corporations will not be required to include the Units when determining the value of their tangible property. Unitholders which are intangible property corporations will be required to include the Units when determining their net worth.

         Gains or losses realized on sales or redemptions of Units by Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62, or Unitholders which are corporations subject to Massachusetts income taxation under M.G.L. Chapter 63, will be includable in their Massachusetts gross income. In determining such gain or loss Unitholders will, to the same extent required for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Massachusetts Obligations delivered to the Trustee after the Unitholders pay for their Units, for amortization of premiums, if any, on Massachusetts Obligations held by the Trust, and for accrued original issue discount with respect to each Massachusetts Obligation which, at the time the Massachusetts Obligation was issued, had original issue discount.

         The Units of a Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased holder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.


MICHIGAN RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Michigan is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units.

Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal of and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or the average thereof in the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on manufacturing, tourism and agriculture. These sectors tend to be cyclical and are facing increasing competition from foreign producers.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the state are rated "AA+" by Standard & Poor's, "Aa1" by Moody's, and "AA+" by Fitch.

         Further information concerning Michigan risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Michigan Trust, Dickinson, Wright, Moon, Van Dusen & Freeman, special Michigan counsel to the Trusts, rendered an opinion under then-existing law substantially to the effect that:

         The assets of a Michigan Trust will consist of interest-bearing obligations issued by or on behalf of the State of Michigan, and counties, municipalities, authorities and political subdivisions thereof, and, in limited instances, bonds issued by Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands or possessions of the United States (the "Michigan Bonds").

         Under the Michigan income tax act, the Michigan single business tax act, the Michigan city income tax act (which authorizes the only income tax ordinance that may be adopted by cities in Michigan), and under the law which authorizes a "first class" school district to levy an excise tax upon income, the Michigan Trust is not subject to tax. The income of the Michigan Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Trust.

         Interest on the Michigan Bonds in the Michigan Trust which is exempt from Federal income tax is exempt from Michigan state and local income taxes and from the Michigan single business tax. Further, any amounts paid under the insurance representing maturing interest on defaulted obligations held by the Trustee will be excludable from Michigan state and local income taxes and from the Michigan single business tax if, and to the same extent as, such interest would have been excludable if paid by the respective issuer.

         For purposes of the foregoing Michigan tax laws (corporations and financial institutions are not subject to the Michigan income tax), each Unitholder will be considered to have received his pro rata share of Michigan Bond interest when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Michigan Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units. Due to the requirement that tax cost be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gain when Units are sold or redeemed for an amount equal to, or less than, their original cost. The tax cost of each Unit to a Unitholder will be allocated for purposes of these Michigan tax laws in the same manner as the cost is allocated for Federal income tax purposes.

         If a Unitholder is subject to the Michigan single business tax (i.e., is engaged in a "business activity" as defined in the Michigan single business tax act), and has a taxable event for Federal income tax purposes when the Michigan Trust sells or exchanges Michigan Bonds or the Unitholder sells or exchanges Units, such event may impact the adjusted tax base upon which the single business tax is computed. Any capital gain or loss realized from such taxable event which was included in the computation of the Unitholder's Federal taxable income, plus the portion, if any, of such capital gain excluded in such computation and minus the portion, if any, of such capital loss not deducted in such computation for the year the loss occurred, will be included in the adjusted tax base. The adjusted tax base of any person other than a corporation is affected by any gain or loss realized from the taxable event only to the extent that the resulting Federal taxable income is derived from "business activity."


MINNESOTA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Minnesota is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue which results in a fiscal system unusually sensitive to economic conditions. The State's economic base is diversified, consisting of manufacturing, construction, service industries and technology industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Minnesota currently maintains a "AAA" bond rating from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

         Further information concerning Minnesota risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Minnesota Trust, Dorsey & Whitney, special Minnesota counsel for the Trusts, rendered an opinion under then-existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

         Counsel understands that the Minnesota Trust will have no income other than (i) interest income on bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities and on bonds issued by Puerto Rico, the Virgin Islands, the Northern Mariana Islands or Guam which would be exempt from Federal and Minnesota income taxation when paid directly to an individual, trust or estate (and the term "Bonds" as used herein refers only to such bonds), (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

         "Taxable income" for Minnesota income tax purposes is the same as "taxable income" for Federal income tax purposes with certain modifications that (with one exception) do not apply to the present circumstances. The exception is that corporations must add to Federal taxable income the amount of any interest received on the obligations of states and their agencies and instrumentalities, political and governmental subdivisions, and municipalities. The terms "trust" and "corporation" have the same meanings for Minnesota income tax purposes, as relevant to the Minnesota tax status of the Minnesota Trust, as for Federal income tax purposes.

         In view of the relationship between Federal and Minnesota law described in the preceding paragraph and the opinion of Chapman and Cutler with respect to the Federal tax treatment of the Minnesota Trust and its Unitholders, (1) the Minnesota Trust will be treated as a trust rather than a corporation for Minnesota income tax purposes and will not be deemed the recipient of any Minnesota taxable income; (2) each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust for Minnesota income tax purposes and the income of the Minnesota Trust will therefore be treated as the income of the Unitholders under Minnesota law; (3) interest on the Bonds will be exempt from Minnesota income taxation of Unitholders who are individuals, trusts and estates, when received by the Minnesota Trust and attributed to such Unitholders and when distributed to such Unitholders (except as hereinafter provided with respect to "industrial development bonds" and "private activity bonds" held by "substantial users"); (4) interest on the Bonds will be includable in the Minnesota taxable income (subject to allocation and apportionment) of Unitholders that are corporations; (5) each Unitholder will realize taxable gain or loss when the Minnesota Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units at a price which differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Minnesota Trust, if later); (6) tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders' realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; (7) any proceeds paid under an insurance policy issued to the Trustee with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligation; (8) any proceeds paid under individual insurance policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations; (9) net capital gains of Unitholder attributable to the Bonds will be fully includable in the Minnesota taxable income of Unitholders (subject to allocation and apportionment in the case of corporate Unitholders); and (10) interest on bonds includable in the computation of "alternative minimum taxable income" for Federal income tax purposes will also be includable in the computation of "alternative minimum taxable income" for Minnesota income tax purposes.

         Interest income attributable to Bonds that are "industrial development bonds" or "private activity bonds" as those terms are defined in the Internal Revenue Code, will be taxable under Minnesota law to a Unitholder who is a "substantial user" of the facilities financed by the proceeds of such Bonds (or a "related person" to such a "substantial user") to the same extent as if such Bonds were held directly by such Unitholder.


MISSOURI RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Missouri is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, agriculture and service industries. The State's financial situation may be affected by increased costs in court-ordered desegregation payments in St. Louis.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds to the State are rated "AAA" by Standard & Poor's, "Aaa" by Moody's and "AAA" by Fitch.

         Further information concerning Missouri risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Missouri Trust, Watson & Marshall, special counsel to the Trusts for Missouri tax matters, rendered an opinion under then existing Missouri income tax law (not including any Missouri law imposing a franchise tax) applicable to corporations with Missouri taxable income and to individuals who are Missouri residents for Missouri income tax purposes substantially to the effect that:

         The Missouri Trust will not be an association taxable as a corporation for purposes of Missouri income taxation.

         Each Missouri Unitholder will be treated as owning a pro rata share of each asset of the Missouri Trust for Missouri income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Missouri Trust, and the income of the Missouri Trust will therefore be treated as the income of each Missouri Unitholder under Missouri law in the proportion described.

         Interest on Bonds that would not be includable in Missouri adjusted gross income when paid directly to a Missouri Unitholder will not be includable in Missouri adjusted gross income when received by the Missouri Trust and attributed to such Missouri Unitholder or when distributed to such Missouri Unitholder.

         Each Missouri Unitholder will realize taxable gain or loss when the Missouri Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) at a gain or loss or when the Missouri Unitholder redeems or sells Units at a price that differs from the adjusted basis. Gain or loss and the adjusted basis will be computed in the same manner as for Federal income tax treatment. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Missouri Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to or less than their original cost.

         If interest on indebtedness incurred or continued by a Missouri Unitholder to purchase Units in the Missouri Trust is not deductible for Federal income tax purposes, it also will be nondeductible for Missouri income tax purposes.

         Obligations issued by United States Possessions will not be subject to a Missouri intangibles tax or a personal property tax.


NEW JERSEY RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of New Jersey is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds to the State are rated "AA+" by Standard & Poor's, "Aa1" by Moody's and "AA+" by Fitch.

         Further information concerning New Jersey risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. The assets for each New Jersey Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Jersey and counties, municipalities, authorities and other political subdivisions thereof, and certain territories of the United States, including Puerto Rico, Guam, the Virgin Islands and the Northern Mariana Islands (the "New Jersey Bonds").

         At the time of the closing for each New Jersey Trust, Pitney, Hardin, Kipp & Szuch, special counsel to the Trusts for New Jersey tax matters, rendered an opinion under then-existing law substantially to the effect that:

         Each New Jersey Trust will be recognized as a Trust and not an association taxable as a corporation. Each New Jersey Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

         With respect to the non-corporate Unitholders who are residents of New Jersey, the income of each New Jersey Trust will be treated as the income of such Unitholders under the New Jersey Gross Income Tax. Interest on the underlying New Jersey Bonds which is exempt from tax under the New Jersey Gross Income Tax Law when received by a New Jersey Trust will retain its status as tax-exempt interest when distributed to the Unitholders.

         A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when a New Jersey Trust disposes of a New Jersey Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Unitholder redeems or sells his Units. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

         Units of a New Jersey Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

         If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in the New Jersey Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the New Jersey Bonds by the New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax.


NEW YORK RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of New York is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has been one of the wealthiest states in the nation; however, for decades the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which faces greater competition as other major cities develop financial and business capabilities. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         The State is party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On January 21, 1994, the State entered into a settlement with Delaware with respect to State of Delaware v. State of New York. The State made an immediate $35 million payment and agreed to make a $33 million annual payment in each of the next five fiscal years. The State has not settled with other parties to the litigation and will continue to incur litigation expenses as to those claims.

         All outstanding general obligation bonds of the State are rated "A+" by Standard & Poor's, "A2" by Moody's and "A+" by Fitch.

         Further information concerning New York risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each New York Trust, Edwards & Angell, special counsel to the New York Trusts for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:

         Interest on obligations issued by New York State, a political subdivision thereof, Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands, or other possessions of the United States within the meaning of Section 103(c) of the Internal Revenue Code of 1986, as amended ("New York Obligations"), which would be exempt from New York State or New York City personal income tax if directly received by a Unitholder, will retain its status as tax-exempt interest when received by the New York Trust (the "Trust") and distributed to such Unitholder. Thus, interest on bonds received by Unitholders which is not subject to New York State tax is also exempt from New York City personal income tax.

         Interest (less amortizable premium, if any) derived from the Trust by a resident of New York State (or New York City) in respect of obligations issued by states other than New York (or their political subdivisions) will be subject to New York State (or New York City) personal income tax.

         A Unitholder who is a resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York Trust are sold, redeemed or paid at maturity or when the Unitholder's Units are sold or redeemed; such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held by the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued, had original issue discount, and (c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).

         Interest or gain from the Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

         In the case of the Trust, amounts paid under the insurance policies representing maturing interest on defaulted New York Obligations held by the Trustee in the Trust will be excludable from New York State and New York City income if, and to the same extent as, such interest would have been excludable if paid by the respective issuer.

         For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of obligations of any state or subdivision thereof including New York.

         If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.


NORTH CAROLINA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of North Carolina is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of North Carolina currently maintains a "AAA" bond rating from Standard & Poor's, Moody's and Fitch on its general obligation indebtedness.

         Further information concerning North Carolina risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. The assets of each North Carolina Trust will consist of interest-bearing obligations issued by or on behalf of the State of North Carolina, its political subdivisions and authorities and, provided the interest thereon is exempt from North Carolina income taxes by the laws or treaties of the United States, by or on behalf of the United States territories or possessions (including Puerto Rico, the Virgin Islands, Guam and the Northern Mariana Islands), their political subdivisions and authorities (the "North Carolina Bonds").

         At the time of the closing for each North Carolina Trust, Moore & Van Allen, special North Carolina counsel to the Trusts, rendered an opinion under then existing law substantially to the effect that:

         The North Carolina Trust is not an association taxable as a corporation for North Carolina income tax purposes. Interest on the North Carolina Bonds which is exempt from North Carolina income tax when received by the North Carolina Trust will retain its status as tax-exempt interest when distributed to Unitholders.

         For North Carolina income tax purposes, each Unitholder will have a taxable event when, upon redemption or sale of his Units, he receives cash or other property. Gain or loss will be determined by computing the difference between the proceeds of such a redemption or sale and the Unitholder's adjusted basis for the Units.

         For North Carolina income tax purposes, each Unitholder will have a taxable event when the North Carolina Trust disposes of one of the North Carolina Bonds (whether by sale, payment at maturity, retirement or otherwise); provided that when any of the North Carolina Bonds held by the North Carolina Trust have been issued under an act of the General Assembly of North Carolina that provides that all income from such North Carolina Bond, including a profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Trust will retain its tax-exempt status in the hands of each Unitholder.

         Interest on indebtedness paid or accrued by a Unitholder in connection with ownership of Units in the North Carolina Trust will not be deductible by the Unitholder for North Carolina state income tax purposes.

         Amortization of North Carolina Bond premiums is mandatory for North Carolina state income tax purposes for all North Carolina resident Unitholders. Amortization for the taxable year is accomplished by lowering the basis or adjusted basis of the Units, with no deduction against gross income for the year.

         Trust Units will be subject to North Carolina inheritance and estate tax if owned by a North Carolina resident on the date of his death. Neither the North Carolina Bonds nor the Units will be subject to the North Carolina sales tax or use tax.


OHIO RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Ohio is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1, AA+ and AA+ from Moody's, Standard & Poor's and Fitch, respectively, on its general obligations indebtedness.

         Further information concerning Ohio risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Each Ohio Trust is comprised primarily of interest-bearing obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof (the "Ohio Obligations"), or by the governments of Puerto Rico, the Virgin Islands, the Northern Mariana Islands or Guam ("Territorial Obligations") (collectively, "Obligations").

         At the time of the closing for each Ohio Trust, Squire, Sanders & Dempsey, special Ohio counsel to the Trusts, rendered an opinion under then existing law substantially to the effect that, provided that at all times at least 50% of the value of the total assets of the Ohio Trust consist of Ohio Obligations, or similar obligations of other states or their subdivisions, under existing Ohio law:

         The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, Ohio school district income taxes, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         Income of the Ohio Trust will be treated as the income of the Unitholders for purposes of the Ohio personal income tax and municipal and school district income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         Interest on Obligations held by the Ohio Trust is exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and is excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         Interest on the Territorial Obligations held by the Trust the interest on which is exempt from state income taxes under the laws of the United States is exempt from Ohio personal income taxes, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for federal income tax purposes, is excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         Proceeds paid under insurance policies, if any, to the Trustee of the Ohio Trust, representing maturing interest on defaulted obligations held by the Ohio Trust that is excluded from gross income for federal income tax purposes will be exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

         Gains and losses realized on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations are excluded in determining adjusted gross and taxable income for purposes of the Ohio personal income tax, and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.


OREGON RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Oregon is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, durable manufacturing, lumber and wood products, transportation, communication, and utilities and finance, insurance and real estate sectors. The Oregon economy continues to grow at a slower rate than that of the national economy. Moreover, Oregon could be impacted by problems in its timber industry such as severe weather conditions.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa, Aa and AA from Moody's, Standard & Poor's and Fitch, respectively, on its general obligation indebtedness.

         Further information concerning Oregon risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Oregon Trust, Schwabe, Williamson, Wyatt, Moore & Roberts, special counsel to the Trusts for Oregon tax matters, who relied on the opinion of Chapman and Cutler, rendered at such time, an opinion under then existing Oregon law applicable to individuals who are Oregon residents for Oregon tax purposes substantially to the effect that:

         The Oregon Trust is not an association taxable as a corporation for Oregon income tax or corporate excise tax purposes.

         Each Unitholder of the Oregon Trust will be considered the owner of a fractional portion of the Oregon Trust for purposes of Oregon personal income taxes.

         An item of Oregon Trust income which would be exempt from income tax under Oregon law if directly received by a Unitholder and which is exempt from income tax under Oregon law when received by the Oregon Trust will retain its status as tax-exempt when distributed by such Oregon Trust and received by the Unitholders.

         A Unitholder of the Oregon Trust will have a taxable event when the Oregon Trust disposes of a trust asset (whether by sale, payment on maturity, retirement or otherwise) or when the Unitholder redeems or sells his Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premiums, if any, on obligations held by the Oregon Trust, a Unitholder may realize taxable gains when his Units are sold or redeemed for an amount equal to or less than his original cost.

         To the extent that the assets of the Oregon Trust consist of intangible personal property, such assets and any interest thereon are exempt from property tax under Oregon law.


PENNSYLVANIA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the Commonwealth of Pennsylvania is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the Commonwealth has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational and financial institutions. Growth in these sectors may be affected by federal funding and state legislation.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the Commonwealth are rated AA by Standard & Poor's, Aa3 by Moody's and AA by Fitch.

         Further information concerning Pennsylvania risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Pennsylvania Trust, Dechert Price & Rhoads, special Pennsylvania counsel to the Trusts, rendered an opinion under then existing law substantially to the effect that:

         Units evidencing fractional undivided interests in the Trusts are not subject to any of the personal property taxes presently in effect in Pennsylvania to the extent of that proportion of the Trust represented by Bonds issued by the Commonwealth of Pennsylvania, its agencies and instrumentalities, or by any county, city, borough, town, township, school district, municipality and local housing or parking authority in the Commonwealth of Pennsylvania or issued by Puerto Rico, the Virgin Islands, Guam or the Northern Mariana Islands ("Pennsylvania Bonds"). The taxes referred to above include the County Personal Property Tax, the additional personal property taxes imposed on Pittsburgh residents by the School District of Pittsburgh and by the City of Pittsburgh. The City of Pittsburgh, the School District of Pittsburgh and Allegheny County cannot impose personal property taxes as of January 1, 1995. Trust Units may be taxable under the Pennsylvania inheritance and estate taxes.

         The proportion of interest income representing interest income from Pennsylvania Bonds distributed to Unitholders of the Trust is not taxable under the Pennsylvania Personal Income Tax or under the Corporate Net Income Tax imposed on corporations by Article IV of the Tax Reform Code. Nor will such interest be taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals.

         The disposition by the Trusts of a Pennsylvania Bond (whether by sale, exchange, redemption or payment at maturity) will not constitute a taxable event to a Unitholder under the Pennsylvania Personal Income Tax if the Pennsylvania Bond was issued prior to February 1, 1994. Further, although there is no published authority on the subject, counsel is of the opinion that (i) a Unitholder of the Trusts will not have a taxable event under the Pennsylvania state and local income taxes referred to in the preceding paragraph (other than the Corporate Net Income Tax) upon the redemption or sale of his Unit to the extent that the Trusts are then comprised of Pennsylvania Bonds issued prior to February 1, 1994 and (ii) the dispositions by the Trusts of a Pennsylvania Bond (whether by sale, exchange, redemption or payment at maturity) will not constitute a taxable event to a Unitholder under the Corporate Net Income Tax or the Philadelphia School District Investment Income Tax if the Pennsylvania Bond was issued prior to February 1, 1994. (The School District tax has no application to gain on the disposition of property held by the taxpayer for more than six months.)

         Gains on the sale, exchange, redemption, or payment at maturity of a Pennsylvania Bond issued on or after February 1, 1994, will be taxable under all of these taxes, as will gains on the redemption or sale of a unit to the extent that each Trust is comprised of Pennsylvania Bonds issued on or after February 1, 1994.


TENNESSEE RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Tennessee is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction, trade and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Tennessee currently maintains a "AAA", "Aaa" and "AAA" bond rating from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

         Further information concerning Tennessee risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Tennessee Trust, Special Counsel to the Fund for Tennessee tax matters rendered an opinion under then existing Tennessee income tax law applicable to taxpayers whose income is subject to Tennessee income taxation substantially to the effect that:

         The assets of the Tennessee Trust will consist of bonds issued by the State of Tennessee (the "State") or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds").

         Under Tennessee law, a unit investment trust taxable as a grantor trust for federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Trust would be taxable to Unitholders for Tennessee Income Tax purposes.

         Further, this provision appears only to provide an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

         Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

         The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for federal income tax purposes.

         In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Tennessee State law as of the date of this prospectus:

         For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-806 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-903, the Tennessee Trust will not be subject to such taxes.

         For Hall Income Tax purposes, a proportionate share of such distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Tennessee Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

         For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Tennessee Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Tennessee Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Tennessee Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

         Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that my be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Tennessee Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

         For purposes of the Tennessee Property Tax, the Tennessee Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

         No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Tennessee Trust (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

         The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.

         We have not examined any of the Bonds to be deposited and held in the Tennessee Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Tennessee Bonds, bond counsel to the issuing authorities rendered opinions as the exemption of interest from the Income taxes imposed and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Tennessee Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

TEXAS RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Texas is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The state's economic base is diversified, consisting of construction, manufacturing, mining, business servicer, retail trade and technology industries. These industries tend to be highly cyclical.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1 and AA+ from Moody's and Fitch, respectively, on its general obligation indebtedness.

         Further information concerning Texas risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas income taw law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

         The State of Texas currently imposes no income tax. However, several proposals have been introduced in the Texas Legislature that would, among other things, impose a Texas income tax on individuals, trusts and businesses. It is impossible to predict whether any such proposals will be enacted, and whether, if enacted, any such law would exempt interest on Texas Bonds (or out of state Bonds) from the Texas income tax, or if so whether income distributed by a Texas Trust would retain its tax-exempt status when received by Unitholders. While no opinion is rendered as to whether income distributions from any Texas Trust will be exempt from any income tax that may be imposed on residents of Texas in the future, at the time of the closing for each Texas Trust, Johnson & Gibbs, P.C., special Texas counsel to the Texas Trusts, rendered an opinion pursuant to then existing Texas law applicable to individuals who are residents of Texas for Texas tax purposes substantially to the effect that:

         Neither the State nor any political subdivision of the State currently imposes an income tax. Therefore, no portion of any distribution received by a Unitholder of a Texas Trust in respect of his Units is subject to income taxation by the State or any political subdivision of the State.

         Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Fund is taxable under any property tax levied in the State;

         The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of a Texas Trust included in the estate of such Unitholder; and

         With respect to any Unitholder which is subject to the State corporate franchise tax, Units in a Texas Trust held by such Unitholder, and distributions received thereon, will be taken into account in computing the taxable capital of the Unitholder allocated.


VIRGINIA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the Commonwealth of Virginia is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. The Virginia Constitution requires a balanced biennial budget and contains limits on the amount of general obligation bonds which the Commonwealth can issue. Additionally, Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the

Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by the cutbacks in federal government spending, particularly defense, and the reduction of jobs in the mining industry.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         The Commonwealth of Virginia currently maintains a "AAA" bond rating from Standard & Poor's and Moody's.

         Further information concerning Virginia risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Virginia Trust, Christian & Barton, L.L.P., special counsel to each Virginia Trust for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia, its counties, municipalities, authorities or political subdivisions and, provided the interest thereon is exempt from Virginia income taxes by the laws or treaties of the United States, by or on behalf of the United States' territories or possessions, including Puerto Rico, Guam, the Virgin Islands and the Northern Mariana Islands, and their political subdivisions and authorities (the "Virginia Bonds").

         The Trust will be treated as a trust for Virginia income tax purposes and not as an association taxable as a corporation. As a result, income of the Trust will be treated as the income of the Unitholders.

         Amounts representing tax-exempt interest for Federal income tax purposes received or accrued by the Trust with respect to the Virginia Bonds, will not be taxed to the Trust or to the Unitholders for Virginia income tax purposes. To the extent that interest on obligations of the Commonwealth or any political subdivision or instrumentality thereof is included in federal adjusted gross income, that income shall be subtracted in arriving at Virginia taxable income.

         Where an independent Virginia income tax exemption is provided for interest on certain obligations, including those issued by industrial development authorities pursuant to the Virginia Industrial Development and Revenue Bond Act, by the Virginia Housing Development Authority, by the Virginia Resources Authority and by the Virginia Education Loan Authority, interest on such obligations is exempt from Virginia income taxation without regard to any exemption from Federal income taxes.

         Gain which is subject to Federal income taxation as a result of the sale of a Unit by the Unitholder will be included in the Unitholder's Virginia taxable income.

         No income tax is imposed by any political subdivision of the Commonwealth of Virginia. The Commonwealth of Virginia does not impose a gift tax and the Virginia estate tax on a resident's Federal taxable estate and a non-resident's Federal taxable estate located in the Commonwealth is equal to the maximum state death tax credit allowable against the Federal estate tax payable by the estate.


OPERATING EXPENSES

         No annual advisory fee is charged to the Trusts by the Sponsor. The Sponsor does, however, receive a fee of $0.17 per annum per $1,000 principal amount of the underlying Bonds in each Trust for regularly evaluating the Bonds and for maintaining surveillance over the portfolio (the "Sponsor's Evaluation Fee").

         The Trustee receives for ordinary recurring services an annual fee for each plan of distribution for each Trust as set forth in "Essential Information Regarding the Trusts" in Part Two of the Prospectus. Each annual fee is per $1,000 principal amount of the underlying Bonds in a Trust for that portion of the Trust that represents a particular plan of distribution. The Trustee's compensation with respect to each Trust is computed on the basis of the largest principal amount of Bonds in a Trust at any time during the period with respect to which such compensation is being computed. The Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions). In addition, the Sponsor's Evaluation Fee and the Trustee's Fee may be further adjusted in accordance with the cumulative percentage increase of the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent of Shelter" since the establishment of the Trusts, or if such index no longer exists, a comparable index. The Trustee has the use of funds, if any, being held in the Interest and Principal Accounts of each Trust for future distributions, payment of expenses and redemptions. These Accounts are non-interest bearing to Unitholders. Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein. Part of the Trustee's compensation for its services to the Fund is expected to result from such use of these funds.

         Premiums for the policies of insurance obtained by the Sponsor or by the Bond issuers with respect to Bonds in Insured Trusts and with respect to insured Bonds in Traditional Trusts have been paid in full prior to the deposit of the Bonds in the Trusts, and the value of such insurance has been included in the evaluation of the Bonds in each Trust and accordingly in the Public Offering Price of Units of each Trust. There are no annual or continuing premiums for such insurance.

         Commencing with Series 1011 and continuing through Series 1100, the Trusts (and therefore Unitholders) will bear as an operating expense all or a portion of their offering and/or organization costs, including costs of registering Units with the Securities and Exchange Commission and states, and legal fees, but not including expenses incurred in the printing of preliminary and final prospectuses, and expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses as is common for mutual funds. Total offering costs will generally be amortized over the first five years of such Trusts. For Series 814 through Series 1010, all or a portion of the expenses incurred in establishing the Trusts, including costs of preparing the registration statements, the trust indentures and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of each Trust portfolio, the initial evaluation, legal fees, the initial fees and expenses of the Trustee and any other non-material out-of-pocket expenses, were paid by the Trusts and amortized over the first five years of such Trusts. For Series prior to Series 814, the Sponsor has borne all costs of creating and establishing such Trusts. The following are additional expenses of the Trusts and, when paid by or owed to the Trustee, are secured by a lien on the assets of the Trust or Trusts to which such expenses are allocable: (1) the expenses and costs of any action undertaken by the Trustee to protect the Trusts and the rights and interests of the Unitholders; (2) all taxes and other governmental charges upon the Bonds or any part of the Trusts (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture, all disbursements and expenses including counsel fees (including fees of bond counsel which the Trustee may retain) sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. The Trustee is empowered to sell Bonds in order to pay these amounts if funds are not otherwise available in the Interest and Principal Accounts of the appropriate Trust.

         Except as provided in the Indenture, the Indenture for certain Series generally requires the Trusts to be audited on an annual basis at the expense of the Trust by independent public accountants selected by the Sponsor. The Trustee shall not be required, however, to cause such an audit to be performed if its cost to a Trust shall exceed $.05 per Unit on an annual basis. Unitholders of a Trust covered by an audit may obtain a copy of the audited financial statements upon request.


DISTRIBUTIONS TO UNITHOLDERS

         Interest received by the Trustee on the Bonds in each Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest and including any insurance proceeds representing interest due on defaulted Bonds, shall be credited to the "Interest Account" of the appropriate Trust and all other moneys received by the Trustee shall be credited to the "Principal Account" of the appropriate Trust.

NATIONAL TRADITIONAL TRUSTS 4 THROUGH 39 - SEMI-ANNUAL DISTRIBUTIONS

         The pro rata share of the Interest Account and the pro rata share of the cash in the Principal Account for each Trust will be computed by the Trustee semi-annually each year on the Record Dates (stated in Part Two of this Prospectus). Shortly after such computations, distributions will be made to the Unitholders as of the Record Date. Proceeds received from the disposition of any of the Bonds after a Record Date and prior to the following Distribution Date will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next Record Date. The Trustee is not required to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $0.10 per Unit. Persons who purchase Units after a Record Date and prior to the following Distribution Date will receive their first distribution on the second Distribution Date after their purchase of Units.

         As of each Record Date, the Trustee will deduct from the Interest Account or, to the extent funds are not sufficient therein, from the Principal Account, amounts needed for payment of expenses of the Trusts. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or part of such amount to the appropriate account.


NATIONAL TRADITIONAL TRUST 40 AND SUBSEQUENT NATIONAL TRADITIONAL TRUSTS; ALL OTHER TRUSTS - OPTIONAL DISTRIBUTIONS

         The pro rata share of cash in the Principal Account in each Trust will be computed as of each semi-annual Record Date and distributions to the Unitholders as of such Record Date will be made on or shortly after the fifteenth day of the month. Proceeds received from the disposition, including sale, call or maturity, of any of the Bonds and all amounts paid with respect to zero coupon bonds and Stripped Obligations will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next semi-annual Record Date. The Trustee is not required to make a distribution from the Principal Account of any Trust unless the amount available for distribution in such account equals at least $0.10 per Unit.

         The pro rata share of the Interest Account in each Trust will be computed by the Trustee each month as of the Record Date. For National Traditional Trusts 40 through 51, distributions will be made on or shortly after the fifteenth day of each month to Unitholders as of the Record Date. For National Traditional Trust 52 and subsequent National Traditional Trusts, State Traditional Trusts and subsequent State Traditional Trusts and all other Trusts, Unitholders have the option of receiving distributions monthly, quarterly or semi-annually. Record Dates are the first day of each month for Unitholders under the monthly plan of distribution, the first day of March, June, September and December for quarterly distributions, and the first day of June and December for semi-annual distributions (for National Traditional Trust 140 and subsequent National Traditional Trusts and all other Trusts, quarterly Record Dates are the first day of February, May, August and November and for semi-annual distributions the Record Dates are the first day of May and November). Distributions will be made on or shortly after the fifteenth day of the month to Unitholders of such Trust as of the Record Date who are entitled to distributions at that time under the plan of distribution in effect. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date following the next Record Date under the applicable plan of distribution.

         The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders purchasing Units of a Trust in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders of Trusts having more than one available plan of distribution who desire to change their plan of distribution may do so by sending a written notice requesting the change, together with any Certificate(s), to the Trustee. The notice and any Certificate(s) must be received by the Trustee not later than the semi-annual Record Date to be effective as of the semi-annual distribution following the subsequent semi-annual Record Date. Unitholders are requested to make any such changes within 45 days prior to the applicable Record Date. Certificates should only be sent by registered or certified mail, return receipt requested, to minimize the possibility of their being lost or stolen.

         As of the first day of each month, the Trustee will deduct from the Interest Account of a Trust or, to the extent funds are not sufficient therein, from the Principal Account of a Trust, amounts needed for payment of expenses of such Trust. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of such Trust. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account.

         The amount of the regular distributions will generally change when Bonds are redeemed, mature or are sold or when fees and expenses increase or decrease. For the purpose of minimizing fluctuations in the distributions from the Interest Account of a Trust, the Trustee is authorized to advance such amounts as may be necessary to provide for interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account of such Trust. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.

         The Trustee shall withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemptions of Units of such Trust by the Trustee. (See "How Units May Be Redeemed Without Charge.")

         Funds which are available for future distributions, redemptions and payments of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal banking procedures.


ACCUMULATION PLAN

         The Sponsor, John Nuveen & Co. Incorporated, is also the principal underwriter of several open-end mutual funds (the "Accumulation Funds") into which Unitholders may choose to reinvest Trust distributions automatically, without any sales charge. Unitholders may reinvest both interest and principal distributions or principal distributions only. Each Accumulation Fund has investment objectives which differ in certain respects from those of the Trusts and may invest in securities which would not be eligible for deposit in the Trusts. Further information concerning the Accumulation Plan and a list of Accumulation Funds is set forth in the Information Supplement to this Prospectus, which may be obtained by contacting the Trustee at the phone number listed on the back cover of this Prospectus.

         Participants may at any time, by so notifying the Trustee in writing, elect to change the Accumulation Fund into which their distributions are being reinvested, to change from principal only reinvestment to reinvestment of both principal and interest or vice versa, or to terminate their participation in the Accumulation Plan altogether and receive future distributions on their Units in cash. There will be no charge or other penalty for such change of election or termination. The character of Trust distributions for income tax purposes will remain unchanged even if they are reinvested in an Accumulation Fund.


DETAILED REPORTS TO UNITHOLDERS

         The Trustee shall furnish Unitholders of a Trust in connection with each distribution, a statement of the amount of interest, if any, and the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding and a year-to-date summary of all distributions paid on said Units. Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person, who at any time during the calendar year was a registered Unitholder of a Trust, a statement with respect to such Trust (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), and, the percentage of such interest with respect to Trust's other than State Trusts by states in which the issuers of the Bonds are located, deductions for fees and expenses of such Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchase of Replacement Bonds, the amount paid upon redemption of Units, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Unit Value based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding. Each annual statement will reflect pertinent information in respect of all plans of distribution so that Unitholders may be informed regarding the results of other plans of distribution.


UNIT VALUE AND EVALUATION

         The value of each Trust is determined by the Sponsor on the basis of
(1) the cash on hand in the Trust or moneys in the process of being collected,
(2) the value of the Bonds in the Trust based on the bid prices of the Bonds and
(3) interest accrued thereon not subject to collection, less (1) amounts representing taxes or governmental charges payable out of the Trust (2) amounts representing unpaid organization costs, if applicable, and (3) the accrued expenses of the Trust. The result of such computation is divided by the number of Units of such Trust outstanding as of the date thereof to determine the per Unit value ("Unit Value") of such Trust. The Sponsor may determine the value of the Bonds in each Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds or (4) by any combination of the above. Although the Unit Value of each Trust is based on the bid prices of the Bonds, the Units are sold initially to the public in the primary market at the Public Offering Price based on the offering prices of the Bonds.

         Because the insurance obtained by the Sponsor or by the issuers of Bonds with respect to the Bonds in the Insured Trusts and with respect to insured Bonds in Traditional Trusts is effective so long as such Bonds are outstanding, such insurance will be taken into account in determining the bid and offering prices of such Bonds and therefore some value attributable to such insurance will be included in the value of Units of Trusts that include such Bonds.


DISTRIBUTION OF UNITS TO THE PUBLIC

         The Sponsor currently intends to maintain a secondary market for Units of certain Trusts. (See "Market for Units" above.) The amount of the dealer concession on secondary market purchases of Trust Units through the Sponsor will be computed based upon the value of the Bonds in the Trust portfolio, including the sales charge computed as described in "Public Offering Price," and adjusted to reflect the cash position of the Trust principal account, and will vary with the size of the purchase as shown in the following table:

                               AMOUNT OF PURCHASE*

                                  $50,000     $100,000      $250,000       $500,000     $1,000,000      $2,500,000
                        UNDER        TO          TO            TO             TO            TO              OR
  YEARS TO MATURITY    $50,000    $99,999     $249,999      $499,999       $999,999     $2,499,999         MORE
Less than 1               0          0            0             0             0              0              0
1 but less than 2       1.00%       .90%        .85%          .80%           .70%          .55%           .467%
2 but less than 3       1.30%      1.20%        1.10%         1.00%          .90%          .73%           .634%
3 but less than 4       1.60%      1.45%        1.35%         1.25%         1.10%          .90%           .781%
4 but less than 5       2.00%      1.85%        1.75%         1.55%         1.40%          1.25%          1.082%
5 but less than 7       2.30%      2.15%        1.95%         1.80%         1.65%          1.50%          1.320%
7 but less than 10      2.60%      2.45%        2.25%         2.10%         1.95%          1.70%          1.496%
10 but less than 13     3.00%      2.80%        2.60%         2.45%         2.30%          2.00%          1.747%
13 but less than 16     3.25%      3.15%        3.00%         2.75%         2.50%          2.15%          1.878%
16 or more              3.50%      3.50%        3.40%         3.35%         3.00%          2.50%          2.185%

     --------------------

* Breakpoint sales charges and related dealer concessions are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

         The Sponsor reserves the right to change the foregoing dealer concessions from time to time.

         Volume incentives can be earned as a marketing allowance by eligible dealer firms who reach cumulative firm sales or sales arrangement levels of a specified dollar amount of Nuveen unit trusts (other than any series of the Nuveen-The Dow 5SM Portfolios and Nuveen-The Dow 10SM Portfolios) sold in the primary or secondary market during any quarter as set forth in the table below. Eligible dealer firms are dealers that are providing marketing support for Nuveen unit trusts in the form of 1) distributing or permitting the distribution of marketing materials and other product information, 2) providing Nuveen representatives access to the dealer's branch offices, and 3) generally facilitating the placement of orders by the dealer's registered representatives such as putting Nuveen unit trusts on their order entry screens. Eligible firms will not include firms that solely provide clearing services to broker/dealer firms. For purposes of determining the applicable volume incentive rate for a given quarter, the dollar amount of all units sold over the current and three previous quarters (the "Measuring Period") is aggregated. The volume incentive received by the dealer firm will equal the dollar amount of units sold during the current quarter times the highest applicable rate for the Measuring Period. For firms that meet the necessary volume level, volume incentives may be given on all applicable trades originated from or by that firm.

       TOTAL DOLLAR AMOUNT SOLD
       OVER MEASURING PERIOD                   VOLUME INCENTIVES

       $ 5,000,000 to $9,999,999               0.10% of current quarter sales
       $10,000,00 to $19,999,999               0.125% of current quarter sales
       $20,000,000 to $49,999,999              0.1375% of current quarter sales
       $50,000,000 or more                     0.15% of current quarter sales

         Only sales through the Sponsor qualify for volume incentives and for meeting minimum requirements. The Sponsor reserves the right to modify or change the volume incentive schedule at any time and make the determination as to which firms qualify for the marketing allowance and the amount paid.

         Firms are not entitled to receive any dealer concession for any sales made to investors which qualified as "Discounted Purchases" (as defined in "Public Offering Price").


OWNERSHIP AND TRANSFER OF UNITS

         Ownership of Units is evidenced in Certificated form unless the Unitholder expressly requests that in the purchased Units be evidenced by book-entry positions recorded on the books and records of the Trustee. [For Trusts included in Nuveen Tax-Free Unit Trust, Series 723 and all subsequent Trusts, the ownership of Units is evidenced by book entry positions recorded on the books and records of the Trustee unless the Unitholder expressly requests that the purchased Units be evidenced in Certificate form.] The Trustee is authorized to treat as the owner of Units that person who at the time is registered as such on the books of the Trustee. Any Unitholder who holds a Certificate may change to book-entry ownership by submitting to the Trustee the Certificate along with a written request that the Units represented by such Certificate be held in book-entry form. Likewise, a Unitholder who holds Units in book-entry form may obtain a Certificate for such Units by written request to the Trustee. Units may be held in denominations of one Unit or any multiple or fraction thereof. Fractions of Units are computed to three decimal places. Any Certificates issued will be numbered serially for identification, and are issued in fully registered form, transferable only on the books of the Trustee. Book-entry Unitholders will receive a Book-Entry Position Confirmation reflecting their ownership.

         For series allowing optional plans of distribution, Certificates for Units bear an appropriate notation on their face indicating which plan of distribution has been selected. When a holder of certificated Units changes his plan of distribution, the existing Certificate must be surrendered to the Trustee and a new Certificate issued to reflect the currently effective plan of distribution. There will be no charge for this service. Holders of book-entry

Units can change their plan of distribution by making a written request to the Trustee, which will issue a new Book-Entry Position Confirmation to reflect the change.

         Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by Certificate(s), by presenting and surrendering such Certificate(s) to the Trustee, at its unit investment trust office in New York City, properly endorsed or accompanied by a written instrument or instruments of transfer. The Certificate(s) should be sent registered or certified mail for the protection of the Unitholders. Each Unitholder must sign such written request, and such Certificate(s) or transfer instrument, exactly as his name appears on (a) the face of the Certificate(s) representing the Units to be transferred, or (b) the Book-Entry Position Confirmation(s) relating to the Units to be transferred. Such signature(s) must be guaranteed by a guarantor acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Mutilated Certificates must be surrendered to the Trustee in order for a replacement Certificate to be issued.

         Although at the date hereof no charge is made and none is contemplated, a Unitholder may be required to pay $2.00 to the Trustee for each Certificate reissued or transfer of Units requested and to pay any governmental charge which may be imposed in connection therewith.

         The process of registration and delivery to the Unitholder of Certificates or Book-Entry Position Confirmations may take up to 30 days. Purchasers of Units will be unable to exercise any right to transfer or redemption until they have received their Certificate(s) or Book-Entry Position Confirmation(s). (See "How Units May Be Redeemed Without Charge.")


REPLACEMENT OF LOST, STOLEN OR DESTROYED CERTIFICATES

         To obtain a new Certificate replacing one that has been lost, stolen, or destroyed, the Unitholder must furnish the Trustee with sufficient indemnification and pay such expenses as the Trustee may incur. The indemnification protects the Trustee, Sponsor, and Trust from risk if the original Certificate is presented for transfer or redemption by a person who purchased it in good faith, for value, and without notice of any fraud or irregularity. This indemnification must be in the form of an Open Penalty Bond of Indemnification. The premium for such an indemnity bond may vary, but currently amounts to 1.0% of the market value of the Units represented by the Certificate. In the case, however, of a Trust as to which notice of termination has been given, the premium currently amounts to 0.5% of the market value of the Units represented by such Certificate.


HOW UNITS MAY BE REDEEMED WITHOUT CHARGE

         Unitholders may redeem all or a portion of their Units by (1) making a written request for such redemption (book entry Unitholders may use the redemption form on the reverse side of their Book Entry Position Confirmation) to the Trustee at its unit investment trust office in New York City (redemptions of 1,000 Units or more will require a signature guarantee), (2) in the case of Units evidenced by a Certificate, by also tendering such Certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signatures guaranteed as explained above, or by providing satisfactory indemnity required in connection with lost, stolen or destroyed Certificates and (3) payment of applicable governmental charges, if any. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen. (See "Ownership and Transfer of Units.") No redemption fee will be charged by the Trust, Sponsor or the Trustee. However, a Unitholder's financial adviser may charge for serving as agent in the redemption of Units. A Unitholder may authorize the Trustee to honor telephone instructions for the redemption of Units held in book entry form. Units represented by Certificates may not be redeemed by telephone. The proceeds of Units redeemed by telephone will be sent by check either to the Unitholder at the address specified on his account or to a financial institution specified by the Unitholder for credit to the account of the Unitholder. A Unitholder wishing to use this method of redemption must complete a Telephone Redemption Authorization Form and furnish the Form to the Trustee. Telephone Redemption Authorization Forms can be obtained from a Unitholder's registered representative or by calling the Trustee. Once the completed Form is on file, the Trustee will honor telephone redemption requests by any authorized person. The time a telephone redemption request is received determines the "date of tender" as discussed below. The redemption proceeds will be mailed within three business days following the telephone redemption request. Only Units held in the name of individuals may be redeemed by telephone; accounts registered in broker name, or accounts of corporations or fiduciaries (including among others, trustees, guardians, executors and administrators) may not use the telephone redemption privilege.

         On the third business day following the date of tender, the Unitholder will be entitled to receive in cash for each Unit tendered an amount equal to the Unit Value of such Trust determined by the Trustee, as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, on the date of tender as defined hereafter, plus accrued interest to, but not including, the third business day after the date of tender ("Redemption Price"). The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Bonds on the date of tender. Unitholders should check with the Trustee or their broker to determine the Redemption Price before tendering Units.

         The "date of tender" is deemed to be the date on which the request for redemption of Units is received in proper form by the Trustee, except that as regards a redemption request received after 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, or on any day on which the Exchange is normally closed, the date of tender is the next day on which the Exchange is normally open for trading and such request will be deemed to have been made on such day and the redemption will be effected at the Redemption Price computed on that day.

         Accrued interest paid on redemption will be withdrawn from the Interest Account of the appropriate Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts paid on redemption shall be withdrawn from the Principal Account of the Trust. The Trustee is empowered to sell underlying Bonds of a Trust in order to make funds available for redemption. (See "How Bonds May Be Removed from the Trusts.") Units so redeemed shall be cancelled. To the extent that Bonds are sold from a Trust, the size and diversity of such Trust will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

         The Redemption Price is determined on the basis of the bid prices of the Bonds in each Trust.

         The right of redemption may be suspended and payment postponed for any period during which the Securities and Exchange Commission determines that trading in the municipal bond market is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

         Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker at the time the Certificate or Book Entry Return Confirmation is issued, and this number is printed on the Certificate or Book Entry Return Confirmation and on distribution statements. If a Unitholder's tax identification number does not appear as noted above, or if it is incorrect, the Unitholder should contact the Trustee before redeeming Units to determine what action, if any, is required to avoid this "back-up withholding."


HOW UNITS MAY BE PURCHASED BY THE SPONSOR

         The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which payment would otherwise have been made by the Trustee. (See "How Units May Be Redeemed Without Charge.") The Sponsor's current practice is to bid at the Redemption Price in the secondary market. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

HOW BONDS MAY BE REMOVED FROM THE TRUSTS

         Bonds will be removed from a Trust as they mature or are redeemed by the issuers thereof. See the "Schedule of Investments" in Part Two and "Selection of Bonds for Deposit in the Trusts" herein for a discussion of call provisions of Bonds in the Trusts.

         The Indenture also empowers the Trustee to sell Bonds for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which income may not be available. Under the Indenture, the Sponsor is obligated to provide the Trustee with a current list of Bonds in each Trust to be sold in such circumstances. In deciding which Bonds should be sold the Sponsor intends to consider, among other things, such factors as: (1) market conditions; (2) market prices of the Bonds; (3) the effect on income distributions to Unitholders of the sale of various Bonds; (4) the effect on principal amount of underlying Bonds per Unit of the sale of various Bonds; (5) the financial condition of the issuers; and (6) the effect of the sale of various Bonds on the investment character of the Trust. Such sales, if required, could result in the sale of Bonds by the Trustee at prices less than original cost to the Trust. To the extent Bonds are sold, the size and diversity of the Trust will be reduced.

         In addition, the Sponsor is empowered to direct the Trustee to liquidate Bonds upon the happening of certain other events, such as default in the payment of principal and/or interest, an action of the issuer that will adversely affect its ability to continue payment of the principal of and interest on its Bonds, or an adverse change in market, revenue or credit factors affecting the investment character of the Bonds. If a default in the payment of the principal of and/or interest on any of the Bonds occurs, and if the Sponsor fails to instruct the Trustee whether to sell or continue to hold such Bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Indenture provides that the Trustee shall liquidate said Bonds forthwith and shall not be liable for any loss so incurred. The Sponsor may also direct the Trustee to liquidate Bonds in a Trust if the Bonds in the Trust are the subject of an advanced refunding, generally considered to be when refunding bonds are issued and the proceeds thereof are deposited in irrevocable trust to retire the refunded bonds on their redemption date.

         Except for refunding securities that may be exchanged for Bonds under certain conditions specified in the Indenture, and except as otherwise provided in the Prospectus or the Indenture, the Indenture does not permit either the Sponsor or the Trustee to acquire or deposit bonds either in addition to, or in substitution for, any of the Bonds initially deposited in the Trust.


INFORMATION ABOUT THE TRUSTEE

         The Trustee is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision and examination by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities. The Trustee has assumed no responsibility for the accuracy, adequacy and completeness of the information not furnished by it contained in this Prospectus.


LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE

         The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

         The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of any Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

SUCCESSOR TRUSTEES AND SPONSORS

         The Trustee or any successor trustee may resign by executing an instrument of resignation in writing and filing same with the Sponsor and mailing a copy of a notice or resignation to all Unitholders then of record. Upon receiving such notice, the Sponsor is required to promptly appoint a successor trustee. If the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver or other public officer shall take charge of its property or affairs, the Sponsor may remove the Trustee and appoint a successor by written instrument. The resignation or removal of a trustee and the appointment of a successor trustee shall become effective only when the successor trustee accepts its appointment as such. Any successor trustee shall be a corporation authorized to exercise corporate trust powers, having capital, surplus and undivided profits of not less than $5,000,000. Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee.

         If upon resignation of a trustee no successor has been appointed and has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor.

         If the Sponsor fails to undertake any of its duties under the Indenture, and no express provision is made for action by the Trustee in such event, the Trustee may, in addition to its other powers under the Indenture, (1) appoint a successor sponsor, or (2) terminate the Indenture and liquidate the Trusts.


INFORMATION ABOUT THE SPONSOR

         Since our founding in 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for investors seeking to build and sustain their wealth. More than 1.5 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

         To meet the unique circumstances and financial planning needs of our investors, Nuveen offers a wide array of taxable and tax-free investment products--including equity and fixed-income mutual funds, defined portfolios, exchange-traded funds, customized asset management services and cash management products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by the St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal office located in Chicago (333 West Wacker Drive).

         To help advisors and investors better understand and more efficiently use an investment in the Trusts to reach their investment goals, the Sponsor may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trusts, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Sponsor may produce software or additional sales literature to promote the advantages of using the Trusts to meet these and other specific investor needs.


DESCRIPTIONS OF RATINGS

         The Bonds included in the Portfolios are rated by one of the rating agencies provided below. The following descriptions are published by the rating agencies.

         Standard & Poor's Corporation. The following is a brief description of the applicable Standard & Poor's rating symbols and their meanings:

         A Standard & Poor's rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

                    I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                   II.     Nature of and provisions of the obligation;

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on an obligation is extremely strong.

         AA -- An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A -- An obligation rated A is somewhat more susceptible to changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.

         Note Ratings: A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.

         Note rating symbols are as follows:

                  SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         Moody's Investors Service, Inc. The following is a description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings:

         Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note Ratings:

                 MIG 1     This designation denotes best quality. There is
         present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                 MIG 2     This designation denotes high quality. Margins of
         protection are ample although not so large as in the preceding group.

         Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.). The following is a brief description of the applicable Fitch IBCA, Inc. rating symbols and their meanings:

         AAA-- `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in a case of exceptionally strong capacity for timely payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

         AA-- `AA' ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A-- `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or economic conditions than is the case for higher ratings.

         BBB-- `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         Note Ratings:

                 F1    Indicates the Best capacity for timely payment of
         financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                 F2    Good credit quality. A satisfactory capacity for timely
         payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


AMENDMENT AND TERMINATION OF INDENTURE

         The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, provided, however, that the Indenture may not be amended to increase the number of Units in a Trust or to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in a Trust except the substitution of refunding bonds under certain circumstances. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

         A Trust may be liquidated at any time by the written consent of 100% of the Unitholders or by the Trustee when the value of such Trust, as shown by any evaluation, is less than 20% of the original principal amount of such Trust and will be liquidated by the Trustee in the event that Units not yet sold aggregating more than 60% of the Units originally created are tendered for redemption by the Sponsor thereby reducing the net worth of the Trust to less than 40% of the principal amount of the Bonds originally deposited in the portfolio. The sale of Bonds from the Trusts upon termination may result in realization of a lesser amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Bonds originally represented by the Units held by such Unitholder. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution for National and State Trusts, beyond the end of the calendar year preceding the twentieth anniversary of its execution for Long Intermediate, and Intermediate Trusts or beyond the end of the calendar year preceding the tenth anniversary of its execution for Short Intermediate and Short Term Trusts.

         Written notice of any termination specifying the time or times at which Unitholders may surrender their Certificates, if any, for cancellation shall be given by the Trustee to each Unitholder at the address appearing on the registration books of the Trust maintained by the Trustee. Within a reasonable time thereafter, the Trustee shall liquidate any Bonds in the Trust then held and shall deduct from the assets of the Trust any accrued costs, expenses or indemnities provided by the Indenture which are allocable to such Trust, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The Trustee shall then distribute to Unitholders of such Trust their pro rata share of the balance of the Interest and Principal Accounts. With such distribution, the Unitholders shall be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.


CODE OF ETHICS

         The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.


LEGAL OPINION

         The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. Special counsel for the Trusts for respective state matters are named in "Tax Status of Unitholders" herein. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, act as counsel for the Trustee with respect to the Trusts and as special New York tax counsel for the Trusts.


AUDITORS

         The "Statement of Condition" and the "Schedule of Investments" for each Trust in a Series and the related "Statement of Operations" and "Statement of Changes in Condition" and changes in the Trust Units have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report in Part Two of this Prospectus with information pertaining to the specific Trusts in the Series to which such report relates, and are set forth in reliance upon the authority of said firm as experts in giving said report.

                                     Prospectus Part One must be accompanied by Part Two

Sponsor                              John Nuveen & Co. Incorporated
                                     333 West Wacker Drive
                                     Chicago, Illinois  60606-1286

Trustee                              The Chase Manhattan Bank
                                     4 New York Plaza
                                     New York, New York  10004-2413
                                     800/257-8787

Legal Counsel to Sponsor             Chapman and Cutler
                                     111 West Monroe Street
                                     Chicago, Illinois  60603

Legal Counsel to Trustee             Carter, Ledyard & Milburn
                                     2 Wall Street
                                     New York, New York  10005

Independent Public

  Accountants for the Trust          Arthur Andersen LLP
                                     33 West Monroe Street
                                     Chicago, Illinois  60603
--------------------

         This Prospectus does not contain complete information about the Trusts filed with the Securities and Exchange Commission in Washington, DC under the Securities Act of 1933 and the Investment Company Act of 1940.

         More information about the Trusts, including the code of ethics adopted by the Sponsor and the Trusts, can be found in the Commission's Public Reference Room. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Trust information is also available on the EDGAR Database on the Commission's website at http://www.sec.gov, or may be obtained at prescribed rates by sending an e-mail request to publicinfo@sec.gov or by writing to the Commission's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549-0102.

         No person is authorized to give any information or representation about the Trusts not contained in Parts One or Two of this Prospectus or the Information Supplement, and you should not rely on any other information.

         When Units of a Trust are no longer available or for investors who will reinvest into subsequent series of the Trusts may be used as preliminary Prospectus for a future series. If this is the case, investors should note the following:

                    1. Information in this Prospectus is not complete and may be changed;

                    2. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective; and

                    3. This Prospectus is not an offer to sell the securities of a future series and is not soliciting an offer to buy such securities in any state where the offer or sale is not permitted.

                           NUVEEN TAX-FREE UNIT TRUSTS

                             INFORMATION SUPPLEMENT

         This Information Supplement provides additional information concerning the structure, operations and risks of a Nuveen Tax-Free Unit Trust not found in the prospectuses for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing ("Prospectus"). Copies of the Prospectus can be obtained by calling or writing the Trustee at the telephone number and address indicated in Part One of the Prospectus dated May 26, 2000. This Information Supplement has been created to supplement information contained in the Prospectus.

         This Information Supplement is dated June 30, 2000. Capitalized terms have been defined in the Prospectus.

                                TABLE OF CONTENTS

SECTION                                HEADING                              PAGE

GENERAL RISK DISCLOSURE........................................................1

WHY AND HOW ARE THE BONDS INSURED?.............................................6

ACCUMULATION PLAN..............................................................9

ALABAMA RISK FACTORS..........................................................11

ARIZONA RISK FACTORS..........................................................13

CALIFORNIA RISK FACTORS.......................................................13

COLORADO RISK FACTORS.........................................................16

CONNECTICUT RISK FACTORS......................................................19

FLORIDA RISK FACTORS..........................................................19

GEORGIA RISK FACTORS..........................................................22

MARYLAND RISK FACTORS.........................................................23

MASSACHUSETTS RISK FACTORS....................................................24

MICHIGAN RISK FACTORS.........................................................25

MINNESOTA RISK FACTORS........................................................25

MISSOURI RISK FACTORS.........................................................27

NEW JERSEY RISK FACTORS.......................................................28

NEW YORK RISK FACTORS.........................................................29

NORTH CAROLINA RISK FACTORS...................................................30

OHIO RISK FACTORS.............................................................31

OREGON RISK FACTORS...........................................................32

PENNSYLVANIA RISK FACTORS.....................................................33

TENNESSEE RISK FACTORS........................................................34

TEXAS RISK FACTORS............................................................35

VIRGINIA RISK FACTORS.........................................................40

GENERAL RISK DISCLOSURE

         An investment in Units of any Trust should be made with an understanding of the risks that such an investment may entail. These include the ability of the issuer, or, if applicable, an insurer, to make payments of interest and principal when due, the effects of changes in interest rates generally, early call provisions and the potential for changes in the tax status of the Bonds. As set forth in the portfolio summaries in Part A of this Prospectus, the Trusts may contain or be concentrated in one or more of the types of bonds discussed below. The following paragraphs discuss certain circumstances which may adversely affect the ability of issuers of Bonds held in the portfolio of a Trust to make payment of principal and interest thereon or which may adversely affect the ratings of such Bonds; with respect to Insured Trusts, however, because of the insurance obtained by the Sponsor or by the issuers of the Bonds, such changes should not adversely affect an insured Trust's receipt of principal and interest, the Standard & Poor's Corporation ("Standard & Poor's") AAA or Moody's Investors Service, Inc. ("Moody's") Aaa ratings of the Bonds in the Insured Trust portfolio. For economic risks specific to the individual Trusts, see "Risk Factors" for each Trust.

         Health Care Facility Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance, and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis and are not based on a provider's actual costs. Such method of reimbursement may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program and thereby may have an adverse effect on the ability of such institutions to satisfy debt service requirements. In the event of a default upon a bond secured by hospital facilities, the limited alternative uses for such facilities may result in the recovery upon such collateral not providing sufficient funds to fully repay the bonds.

         Certain hospital bonds provide for redemption at par upon the damage, destruction or condemnation of the hospital facilities or in other special circumstances.

         Single Family and Multi-Family Housing Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for the elderly or for low to moderate income families. Such issues are generally characterized by mandatory redemption at par or, in the case of original issue discount bonds, accreted value in the event of economic defaults and in the event of a failure of the operator of a project to comply with certain covenants as to the operation of the project. The failure of such operator to comply with certain covenants related to the tax-exempt status of interest on the Bonds, such as provisions requiring that a specified percentage of units be rented or available for rental to low or moderate income families, potentially could cause interest on such Bonds to be subject to Federal income taxation from the date of issuance of the Bonds. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, employment and income conditions prevailing in local labor markets, increases in taxes, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies, and social and economic trends affecting the localities in which the projects are located. Occupancy of such housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs.

         Single Family Mortgage Revenue Bonds. Some of the Bonds in a Trust may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The redemption price of such issues may be more or less than the offering price of such bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code of 1954, as amended, or Section 143 of the Internal Revenue Code of 1986, which Sections contain certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable requirement and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurance that such continuing requirements will be satisfied; the failure to meet such requirements could cause interest on the Bonds to be subject to Federal income taxation, possibly from the date of issuance of the Bonds.

         Congregate Care Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from loans to finance the construction and/or acquisition of congregate care facilities, including retirement facilities and nursing care units. A facility's gross receipts and net income available for debt service may be affected by future events and conditions, including, among other things, demand for services, the ability of the facility to provide the services required, management capabilities, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation and the termination or restriction of governmental financial assistance.

         Federally Enhanced Obligations. Some of the mortgages which secure the various health care or housing projects which underlie the previously discussed Health Care Facility Revenue, Single Family and Multi-Family Housing Revenue Single Family Mortgage Revenue Obligations and Congregate Care Revenue Bonds (the "Obligations") in a Trust may be insured by the Federal Housing Administration ("FHA"). Under FHA regulations, the maximum insurable mortgage amount cannot exceed 90% of the FHA's estimated value of the project. The FHA mortgage insurance does not constitute a guarantee of timely payment of the principal of and interest on the Obligations. Payment of mortgage insurance benefits may be (1) less than the principal amount of Obligations outstanding or
(2) delayed if disputes arise as to the amount of the payment or if certain notices are not given to the FHA within the prescribed time periods. In addition, some of the previously discussed Obligations may be secured by mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"), a wholly owned corporate instrumentality of the United States, and/or the Federal National Mortgage Association ("Fannie Mae") a federally chartered and stockholder-owed corporation. GNMA and Fannie Mae guarantee timely payment of principal and interest on the mortgage-backed certificates, even where the underlying mortgage payments are not made. While such mortgage-backed certificates are often pledged to secure payment of principal and interest on the Obligations, timely payment of interest and principal on the Obligations is nor insured or guaranteed by the United States, GNMA, Fannie Mae or any other governmental agency or instrumentality. The GNMA mortgage-backed certificates constitute a general obligation of the United States backed by its full faith and credit. The obligations of Fannie Mae, including its obligations under the Fannie Mae mortgage-backed securities, are obligations solely of Fannie Mae and are not backed by or entitled to, the full faith and credit of the United States.

         Public Housing Authority Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from loans to finance public housing projects. These bonds are guaranteed by the federal Department of Housing and Urban Development. Such issues are generally characterized by mandatory redemption at par or, in the case of original issue discount bonds, accreted value in the event of economic defaults. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels, employment and income conditions prevailing in local labor markets, increases in taxes, utility costs and other operating expenses, change in laws and governmental regulations, and social and economic trends affecting the localities in which the projects are located. In addition, the federal Department of Housing and Urban Development may impose regulations and/or limitations which may have an adverse impact on the Bonds in a Trust.

Industrial Revenue Obligations. Certain of the Bonds in a Trust may be industrial revenue bonds ("IRBs"), which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restriction, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may have an impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected. The IRBs in a Trust may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, in the case of original issue discount bonds, accreted value. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs in a Trust prior to the stated maturity of such Bonds.

         Power Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from pollution control bonds as well as the sale of electric energy and oil and gas. Some of these obligations are backed by the credit of an investor owned utility (IOU). The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the applicable public utility commissions, the difficulty of financing large construction programs, increased competition, reductions in estimates of future demand for electricity in certain areas of the country, the limitations on operations and increases costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in a Trust to make payments of principal and/or interest on such Bonds.

         Utility Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from the sale of natural gas or the combined net revenue of two or more municipal utility systems operating as a single entity. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the applicable public utility commissions, the difficulty of financing large construction programs, increased competition, reductions in estimates of future demands for natural gas in certain areas of the country, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in a Trust to make payments of principal and/or interest on such Bonds.

         Transportation Bonds. Some of the Bonds in a Trust may be obligations of issuers which are payable from and secured by revenues derived from the ownership and operation of airports, public transit systems and ports. The major portion of an airport's gross operating income is generally derived from fees received from airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. In particular, facilities with use agreements involving airlines experiencing financial difficulty may experience a reduction in revenue due to the possible inability of these airlines to meet their use agreement obligations because of such financial difficulties and possible bankruptcy. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Bonds that are secured primarily by the revenue collected by a public transit system typically are additionally secured by a pledge of sales tax receipts collected at the state or local level, or of other governmental financial assistance. Transit system net revenues will be affected by variations in utilization, which in turn may be affected by the degree of local governmental subsidization, demographic and population shifts, and competition from other forms of transportation; and by increased costs, including costs resulting from previous deferrals of maintenance. Port authorities derive their revenues primarily from fees imposed on ships using the facilities. The rate of utilization of such facilities may fluctuate depending on the local economy and on competition from competing forms of transportation such as air, rail and trucks.

         Water and/or Sewerage Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such Bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

         Resource Recovery Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from the sale of sewerage or solid waste disposal services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

         Education Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers which are, or which govern the operation of, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

         Bridge and Tollroad Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers which derive their payments from bridge, road or tunnel toll revenues. The revenues of such an issuer could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof. Specifically, governmental regulations restricting the use of vehicles in the New York City metropolitan area may adversely affect revenues of the Triborough Bridge and Tunnel Authority.

         Dedicated-Tax Supported Revenue Bonds. Some of the Bonds in a Trust may be obligations of issuers which are payable from and secured by tax revenues from a designated source, which revenues are pledged to secure the bonds. The various types of Bonds described below differ in structure and with respect to the rights of the bondholders to the underlying property. Each type of dedicated-tax supported Bond has distinct risks, only some of which are set forth below. One type of dedicated-tax supported Bond is secured by the incremental tax received on either real property or on sales within a specifically defined geographical area; such tax generally will not provide bondholders with a lien on the underlying property or revenues. Another type of dedicated-tax supported Bond is secured by a special tax levied on real property within a defined geographical area in such a manner that the tax is levied on those who benefit from the project; such bonds typically provide for a statutory lien on the underlying property for unpaid taxes. A third type of dedicated-tax supported Bond may be secured by a tax levied upon the manufacture, sale or consumption of commodities or upon the license to pursue certain occupations or upon corporate privileges within a taxing jurisdiction. As to any of these types of Bonds, the ability of the designated revenues to satisfy the interest and principal payments on such bonds may be affected by changes in the local economy, the financial success of the enterprise responsible for the payment of the taxes, the value of any property on which taxes may be assessed and the ability to collect such taxes in a timely fashion. Each of these factors will have a different affect on each distinct type of dedicated-tax supported bonds.

         Municipal Lease Revenue Bonds. Some of the Bonds in a Trust may be obligations that are secured by lease payments of a governmental entity. Such payments are normally subject to annual budget appropriations of the leasing governmental entity. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby.

         Special Obligation to Crossover. Some of the Bonds in a Trust may be issued with the intention of crossover refunding an outstanding issue at a future date. These bonds are secured to the crossover date by U.S. Government securities purchased with the proceeds of the refunding bonds. The revenues of such an issuer could be adversely affected by problems associated with the outstanding issue, economic, social and environmental policies and conditions that are not within the control of the issuer and governmental policies and regulations affecting the issuer.

         Civic Organization Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from the pledge of civic organizations, including their assets. The problems faced by such issuers include the ability to collect pledges made, the unpredictable nature of an organization's composition and participation, the quality and skill of management, increased costs and delays attributable to organizations, expenses, and legislation regarding certain organizational purposes.

         Original Issue Discount Bonds and Stripped Obligations. Certain of the Bonds in a Trust may be original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. This original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See "What is the Tax Status of Unitholders". The current value of an original issue discount bond reflects the present value of its face amount at maturity. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

         Certain of the original issue discount bonds in a Trust may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. The effect of owning a zero coupon bond is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield, but at the same time also eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

         Original issue discount bonds, including zero coupon bonds, may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption (the "accreted value") plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value. See the "Schedules of Investments" for more information about the call provisions of portfolio Bonds.

         Certain of the Bonds in a Trust may be Stripped Obligations, which represent evidences of ownership with respect to either the principal amount of or a payment of interest on a tax-exempt obligation. An obligation is "stripped" by depositing it with a custodian, which then effects a separation in ownership between the bond and any interest payment which has not yet become payable, and issues evidences of ownership with respect to such constituent parts. A Stripped Obligation therefore has economic characteristics similar to zero coupon bonds, as described above.

         Each Stripped Obligation has been purchased at a discount from the amount payable at maturity. With respect to each Unitholder, the Internal Revenue Code treats as "original issue discount" that portion of the discount which produces a yield to maturity (as of the date of purchase of the Unitholder's Units) equal to the lower of the coupon rate of interest on the underlying obligation or the yield to maturity on the basis of the purchase price of the Unitholder's Units which is allocable to each Stripped Obligation. Original issue discount which accrues with respect to a Stripped Obligation will be exempt from Federal income taxation to the same extent as interest on the underlying obligations. (See "WHAT IS THE TAX STATUS OF UNITHOLDERS?" in Part B of this Prospectus.)

         Unitholders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations. Under applicable provisions governing determination of state and local taxes, interest on original issue discount bonds or Stripped Obligations may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

WHY AND HOW ARE THE BONDS INSURED?

Insurance on the Bonds

         Insured Trust. The bonds in the Trust are covered by insurance policies obtained by the Sponsor or by the issuers or underwriters of the bonds from MBAC Assurance Corporation ("MBAC"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance Inc. ("FSA") or MBIA Insurance Corporation ("MBIA") (the "Insurers"). The "Schedule of Investments" in Part A of the Prospectus identifies the Insurer of each bond. Insurance guarantees the timely payment, when due, of all principal and interest on the bonds. Such insurance is effective so long as the insured bond is outstanding and the insurer remains in business. Insurance relates only to the particular bond and not to the Units offered hereby or to their market value. The bonds have received a rating of "Aaa" by Moody's, "AAA" by Fitch IBCA, Inc. "Fitch" and/or "AAA" by Standard & Poor's in recognition of such insurance. There can be no assurance that any Insurer listed will be able to satisfy its commitments in the event claims are made in the future. However, Standard & Poor's, Fitch and/or Moody's have rated the claims-paying ability of each Insurer "AAA," "AAA" or "Aaa," respectively. The following are brief descriptions of the Insurers.

         MBAC Assurance Corporation. Effective July 14, 1997, MBAC Indemnity Corporation changed its name to MBAC Assurance Corporation. MBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the

District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $4,013,000,000 (unaudited) and statutory capital of approximately $2,402,000,000 (unaudited) as of December 31, 1999. Statutory capital consists of MBAC's policyholders' surplus and statutory contingency reserve. MBAC is a wholly owned subsidiary of MBAC Financial Group, Inc., a 100% publicly held company. Moody's Investors Service, Inc., Fitch and Standard & Poor's have both assigned a triple-A financial strength rating to MBAC.

         Copies of its financial statements prepared in accordance with statutory accounting standards are available from MBAC. The address of MBAC's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340.

         MBAC has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bond insurance programs of MBAC has been and will be assumed by a number of foreign and domestic unaffiliated reinsurers.

         MBIA Insurance Corporation. MBIA is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company (the "Company"). MBIA, Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by MBIA, changes in control and transactions among affiliates. Additionally, MBIA is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

         As of December 31, 1999, MBIA had admitted assets of $7.0 billion (audited), total liabilities of $4.6 billion (audited), and total capital and surplus of $2.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 2000, MBIA had admitted assets of $7.1 billion (unaudited), total liabilities of $4.7 billion (unaudited), and total capital and surplus of $2.4 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

         Furthermore, copies of MBIA's year-end financial statements prepared in accordance with statutory accounting practices are available without charge from MBIA. A copy of the Annual Report on Form 10-K of the Company is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

         Moody's rates the financial strength of MBIA "Aaa".

         Standard & Poor's rates the financial strength of MBIA "AAA".

         Fitch rates the financial strength of MBIA "AAA".

         Each rating of MBIA should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

         The above ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the Bonds. MBIA does not guaranty the market price of the Bonds nor does it guaranty that the ratings on the Bonds will not be revised or withdrawn.

         Financial Guaranty Insurance Company. FGIC is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against FGIC. FGIC is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 2000, the total capital and surplus of FGIC was $1.281 billion. FGIC prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to FGIC at 115 Broadway, New York, New York 10006, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention:
Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

         In addition, FGIC is currently licensed to write insurance in all 50 states and the District of Columbia.

         Financial Security Assurance Inc. FSA is a monoline insurance company incorporated in 1984 under the laws of the State of New York. FSA is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

         FSA and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities--thereby enhancing the credit rating of those securities--in consideration of payment of a premium to the insurer. FSA and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are typically supported by residential mortgage loans, consumer or trade receivables, securities or other asset having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities include general obligation bonds, special revenue bonds and other special obligations of state and local governments. FSA insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy FSA underwriting criteria.

         FSA is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include White Mountains Insurance Group, Ltd., The Tokio Marine and Fire Insurance Co., Ltd. and XL Capital Ltd. No shareholder of FSA is obligated to pay any debt of FSA or its subsidiaries or any claim under any insurance policy issued by FSA or its subsidiaries or to make any additional contribution to the capital of FSA. As of December 31, 1999, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of FSA and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,320,082,000 (unaudited) and $669,691,000 (unaudited), and the total shareholders' equity and the total unearned premium reserve, respectively, of FSA and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $1,294,946,000 (audited) and $559,041,000 (audited). Copies of FSA's financial statements may be obtained by writing to FSA at 350 Park Avenue, New York, New York 10022, Attention: Communications Department. Its telephone number is (212) 826-0100.

         Under an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by FSA or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, FSA reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by FSA as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit FSA's obligations under any financial guaranty insurance policy.

         FSA's insurance financial strength is rated "Aaa" by Moody's FSA's insurer financial strength is rated "AAA" by Standard & Poor's and Standard & Poor's (Australia) Pty Ltd. FSA's claims-paying ability is rated "AAA" by Fitch and Japan Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

         Traditional Trusts. Insurance guaranteeing the timely payment, when due, of all principal and interest on certain Bonds in a Traditional Trust may have been obtained by the Sponsor, issuer or underwriter of the particular Bonds involved or by another party. Such insurance, which provides coverage substantially the same as that obtained with respect to Bonds in Insured Trusts as described above, is effective so long as the insured Bond is outstanding and the insurer remains in business. Insurance relates only to the particular Bond and not to the Units offered hereby or to their market value. Insured Bonds have received a rating of "Aaa" by Moody's and/or "AAA" by Standard & Poor's in recognition of such insurance.

         If a Bond in a Traditional Trust is insured, the Schedule of Investments in Part A of this Prospectus will identify the insurer. Such insurance will be provided by FGIC, MBAC, Bond Investors Guaranty Insurance Company, now known as MBIA Corp. of Illinois ("BIG"), FSA, Municipal Bond Insurance Association (the "Association"), MBIA or Connie Lee Insurance Company ("ConnieLee"). There can be no assurance that any insurer listed therein will be able to satisfy its commitments in the event claims are made in the future. However, Standard & Poor's has rated the claims-paying ability of each insurer "AAA," and Moody's has rated all bonds insured by each such insurer, except ConnieLee, "Aaa." Moody's gives no ratings for bonds insured by ConnieLee.

         Because any such insurance will be effective so long as the insured Bonds are outstanding, such insurance will be taken into account in determining the market value of such Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Trust that includes such Bonds. The insurance does not, however, guarantee the market value of the Bonds or of the Units.


ACCUMULATION PLAN

         The Sponsor, John Nuveen & Co. Incorporated, is also the principal underwriter of the Accumulation Funds listed in the following table. Each of these funds is an open-end, diversified management investment company into which Unitholders may choose to reinvest Trust distributions automatically, without any sales charge. Unitholders may reinvest both interest and principal distributions or principal distributions only. Each Accumulation Fund has investment objectives which differ in certain respects from those of the Trusts and may invest in securities which would not be eligible for deposit in the Trusts. The investment advisor to each Accumulation Fund is a wholly-owned subsidiary of the Sponsor. Unitholders should contact their financial advisor or the Sponsor to determine which of the Accumulation Funds they may reinvest into, as reinvestment in certain of the Accumulation Funds may be restricted to residents of a particular state or states. Unitholders may obtain a prospectus for each Accumulation Fund through their financial advisor or through the Sponsor at (800) 257-8787. For a more detailed description, Unitholders should read the prospectus of the Accumulation Fund in which they are interested.

         The following is a complete list of the Accumulation Funds currently available, as of the Date of Deposit of this Prospectus, to Unitholders under the Accumulation Plan. The list of available Accumulation Funds is subject to change without the consent of any of the Unitholders.

Accumulation Funds

Mutual Funds


NUVEEN FLAGSHIP MUNICIPAL TRUST

         Nuveen Municipal Bond Fund
         Nuveen Insured Municipal Bond Fund
         Nuveen Flagship All-American Municipal Bond Fund

         Nuveen Flagship Limited Term Municipal Bond Fund
         Nuveen Flagship Intermediate Municipal Bond Fund

NUVEEN FLAGSHIP MULTISTATE TRUST I

         Nuveen Flagship Arizona Municipal Bond Fund Nuveen Flagship Colorado Municipal Bond Fund Nuveen Flagship Florida Municipal Bond Fund Nuveen Flagship Florida Intermediate Municipal Bond Fund Nuveen Maryland Municipal Bond Fund Nuveen Flagship New Mexico Municipal Bond Fund Nuveen Flagship Pennsylvania Municipal Bond Fund Nuveen Flagship Virginia Municipal Bond Fund

NUVEEN FLAGSHIP MULTISTATE TRUST II

         Nuveen California Municipal Bond Fund Nuveen California Insured Municipal Bond Fund Nuveen Flagship Connecticut Municipal Bond Fund Nuveen Massachusetts Municipal Bond Fund Nuveen Massachusetts Insured Municipal Bond Fund Nuveen Flagship New Jersey Municipal Bond Fund Nuveen Flagship New Jersey Intermediate Municipal Bond Fund Nuveen Flagship New York Municipal Bond Fund Nuveen New York Insured Municipal Bond Fund

NUVEEN FLAGSHIP MULTISTATE TRUST III

         Nuveen Flagship Alabama Municipal Bond Fund Nuveen Flagship Georgia Municipal Bond Fund Nuveen Flagship Louisiana Municipal Bond Fund Nuveen Flagship North Carolina Municipal Bond Fund Nuveen Flagship South Carolina Municipal Bond Fund Nuveen Flagship Tennessee Municipal Bond Fund

NUVEEN FLAGSHIP MULTISTATE TRUST IV

         Nuveen Flagship Kansas Municipal Bond Fund Nuveen Flagship Kentucky Municipal Bond Fund Nuveen Flagship Kentucky Limited Term Municipal Bond Fund Nuveen Flagship Michigan Municipal Bond Fund Nuveen Flagship Missouri Municipal Bond Fund Nuveen Flagship Ohio Municipal Bond Fund Nuveen Flagship Wisconsin Municipal Bond Fund

Flagship Utility Income Fund
Nuveen Municipal Money Market Fund, Inc.
Nuveen Taxable Funds, Inc.
Nuveen Dividend and Growth Fund

NUVEEN INVESTMENT TRUST

         Nuveen Growth and Income Stock Fund
         Nuveen Balanced Stock and Bond Fund

         Nuveen Balanced Municipal and Stock Fund
         Nuveen European Value Fund

NUVEEN INVESTMENT TRUST II

         Nuveen Rittenhouse Growth Fund
         Nuveen Innovation Fund
         Nuveen International Growth Fund

NUVEEN INVESTMENT TRUST II

         Nuveen Income Fund


Money Market Funds

         Nuveen California Tax-Free Money Market Fund Nuveen Massachusetts Tax-Free Money Market Fund Nuveen New York Tax-Free Money Market Fund Nuveen Tax-Free Reserves, Inc.
         Nuveen Tax-Exempt Money Market Fund, Inc.

         Each person who purchases Units of a Trust may become a participant in the Accumulation Plan and elect to have his or her distributions on Units of a Trust invested directly in shares of one of the Accumulation Funds. Reinvesting Unitholders may select any interest distribution plan. Thereafter, each distribution of interest income or principal on the participant's Units (principal only in the case of a Unitholder who has chosen to reinvest only principal distributions) will, on the applicable distribution date, or the next day on which the New York Stock Exchange is normally open ("business day") if the distribution date is not a business day, automatically be received by the transfer agent for each of the Accumulation Funds, on behalf of such participant and applied on that date to purchase shares (or fractions thereof) of the Accumulation Fund chosen at net asset value as computed as of 4:00 p.m. eastern time on each such date. All distributions will be reinvested in the Accumulation Fund chosen and no part thereof will be retained in a separate account. These purchases will be made without a sales charge.

         The Transfer Agent of the Accumulation Fund will mail to each participant in the Accumulation Plan a quarterly statement containing a record of all transactions involving purchases of Accumulation Fund shares (or fractions thereof) with Trust interest distributions or as a result of reinvestment of Accumulation Fund dividends. Any distribution of principal used to purchase shares of an Accumulation Fund will be separately confirmed by the Transfer Agent. Unitholders will also receive distribution statements from the Trustee detailing the amounts transferred to their Accumulation Fund accounts.

         Participants may at any time, by so notifying the Trustee in writing, elect to change the Accumulation Fund into which their distributions are being reinvested, to change from principal only reinvestment to reinvestment of both principal and interest or vice versa, or to terminate their participation in the Accumulation Plan altogether and receive future distributions on their Units in cash. There will be no charge or other penalty for such change of election or termination. The character of Trust distributions for income tax purposes will remain unchanged even if they are reinvested in an Accumulation Fund.


ALABAMA RISK FACTORS

         Alabama Economy. Alabama's economy has experienced a major trend toward industrialization over the past three decades. During the 1960s and 1970s, the State's industrial base became more diversified and balanced, moving away from primary metals into pulp and paper, lumber, furniture, electrical machinery, transportation equipment, textiles (including apparel), chemicals, rubber and plastics. Since the early 1980s, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets. And by 1990, manufacturing accounted for only 26.7% of Alabama's real Gross State Product (the total value of goods and services produced in Alabama).

         The state's service sector, with about 24 percent of the state's total nonfarm employment, enjoyed moderate growth in 1999. Service employment growth slowed from 4.6 percent in 1998 to 1.9 percent from the third quarter of 1998 through the third quarter of 1999. Overall, Alabama's service industry should grow at about the same rate as in 1999, continuing on the sector's basic long-term growth path.

         Alabama's manufacturing employment fell by 3.1 percent from the third quarter of 1998 through the third quarter of 1999; the nation's manufacturing employment dropped 2.2 percent. This decline was significant for Alabama since the factory sector accounts for 19 percent of the state's payroll employment compared with 13 percent across the Southeast.

         Despite gains in expanding its non-farm sectors of its economy, Alabama is still strongly reliant on agriculture. Weather and international conditions are the main factors that will affect Alabama's farmers in 2000. While domestic demand should continue to grow moderately in 2000, international demand from Asia will rebound as that region recovers economically.

         Preliminary data show total nonagricultural employment as of March 2000 was 1.94 million, an increase of 1.7% from March 1999. This slow performance was due to two main factors. First, job losses, particularly in the non-durable (especially apparel) industries, offset job gains in other sectors. Secondly, the state's low unemployment rate (4.8% compared to 4.2% nationally in 1998) and the slow growth rate of its civilian labor force (-0.5% in 1999) makes it difficult for companies to find people with the skills needed to fill the jobs. Labor shortages are not expected to end soon in the state.

         Revenues and Expenditures. Political subdivisions of the State of Alabama have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.

         Revenues received by the State of Alabama for Fiscal Year 1999 totaled $12.87 billion. Taxes, accounting for more than half of all receipts, increased by 4.6% over Fiscal 1998 collections. The gain was lead by strong growth in personal and sales tax income, offsetting significant losses in oil and gas production taxes.

         Debt Management. Various authorities of the State of Alabama have been given statutory power to issue bonds. Records of bond issues are maintained by the Alabama Treasurer's Office and are included in the bonded indebtedness report, as compiled annually by the State Examiner. As of September 30, 1999, the Treasurer is responsible for paying debt service on 35 issues and is the paying agent on 32 of those issues.

         Total bonded indebtedness for the State of Alabama is $2.69 billion for the fiscal year ended September 30, 1999. The annual payment for Fiscal 1999 on these bonds is $279 million.

         Deterioration of economic conditions could adversely affect both tax and other governmental revenues, as well as revenues to be used to service various revenue obligations, such as industrial development obligations. Such difficulties could adversely affect the market value of the bonds held by an Alabama Trust and thereby adversely affect Unitholders.

         Ratings. State of Alabama general obligation bonds have been assigned the following ratings: Standard & Poor's, AA; Moody's, Aa3; and Fitch, Inc., AA.

ARIZONA RISK FACTORS

         The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services, tourism and manufacturing. These sectors tend to be cyclical. Commercial and residential real estate markets, which experienced depression and high vacancy rates in the early 1980s and early 1990s, have recovered and are growing strong. Yet, Arizona has experienced rapid declines in the real estate markets after reaching peaks. Such declines may occur in the future.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "ADDITIONAL INFORMATION" appearing in Part Two of this Prospectus.


CALIFORNIA RISK FACTORS

         Economic Factors. Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

         There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of a Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

         Despite a recession in the beginning of the decade and the Asian financial crisis which affected the high-technology manufacturing industry in 1997 and 1998, California's economy has expanded over the last several years and ended 1999 on a strong note. Nonfarm employment growth averaged 2.9% and personal income was up more than 6.5%. The jobless rate was below 6% all year. The construction industry led California's employment growth in 1999, expanding by almost 9% over the year.

         The high technology manufacturing sector is improving as major foreign economies improve. Demand for computer services and software remains extremely strong, buoyed by the continued explosive growth of the Internet, and by financial sector needs related to the new Euro currency.

         California's population is expected to grow by 578,000 people in 1999-2000 to a total of 34.7 million. This reflects a 1.7% increase of population for the year. California's population is concentrated in metropolitan areas specifically located in the Los Angeles and San Diego counties. California's unemployment rate was 5.9% in 1999. In comparison, the unemployment rate for the United States during the same time was 4.2%.

         Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year or decline in value, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

         Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

         Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

         Appropriations Limits. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

         Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

         The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

         "Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

         Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of
Article XIIIA or Article XIIIB on California Municipal Obligations or the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

         Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had $19.9 billion aggregate principal amount of general obligation bonds outstanding, and $13.2 billion general obligation bonds authorized and unissued, as of June 30, 1999.

         From July 1, 1997 to July 1, 1998, the State issued approximately $2.6 billion in non-self liquidating general obligation bonds and $1.0 billion in revenue bonds. Refunding bonds, which are used to refinance existing long-term debt, accounted for $1.0 billion of the general obligation bonds and $514 million of the revenue bonds.

         Recent Financial Results. California maintains a Special Fund for Economic Uncertainties derived from General Fund revenues as a reserve to meet cash needs of the General Fund. As of June 30, 1999, the balance of this fund was $1.6 billion.

         The Budget. California's solid economic performance during 1998 led to healthy revenue growth. General Fund collections grew by 11.7% in fiscal year 1997-98 to reach $55.0 billion, an increase of $5.8 billion from the prior year. For fiscal year 1999-2000, the Governor's Budget expects total General Fund revenues of $60.3 billion, a 7.1% net increase from 1998-99. This revised estimate reflects the impact of the tax relief legislation which reduces current year collections $320 million from the baseline estimate, with a more moderate revenue loss in the budget year.

         Overall, General Fund revenues and transfers represent nearly 80% of total revenues. The remaining 20% are special funds dedicated to specific programs. The three largest revenue sources (personal income, sales, and bank and corporation) account for about 75% of total revenues with personal income comprising 50% of the total. The personal income tax revenue in 1999-2000 is expected to be $30,175 million, an increase of $1,649 million from the forecast for 1998-1999.

         Other Issuers of California Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State.

         Other Considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

         The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

         Legal Proceedings. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

         Bond Ratings. The State's general obligation bonds have received ratings of Aa3 by Moody's, AA- by Standard & Poor's and AA by Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.




COLORADO RISK FACTORS

         Economic Outlook. Despite slowing somewhat later in the year, the State's economy continued on its fast track in 1998, and the economic outlook in Colorado remains moderately positive.

         Based on data published by the Colorado Department of Labor and Employment, job creation decreased during the 1999 fiscal year (July 1998 - June
1999). While there were 74,900 jobs created in the 1998 fiscal year, this figure dropped to 39,600 in 1999. Services and Special Trade Contractors were the number one and two largest growing industries in Colorado in 1998, followed by the finance, insurance, and real estate sector.

         The annual average non-agricultural unemployment rate in Colorado from 1994 to 1996 stabilized at 4.2%. In 1997, the unemployment rate in Colorado dropped to 3.3% while the nation's unemployment rate was 5.0%. The unemployment rate in Colorado held at 3.8% in 1998 while the nation's rate fell to 4.5%. Colorado's job growth rate increased 3.6% in 1998, down from the 4.0% growth rate in 1997. Total growth in nonagricultural employment in Colorado is expected to slow to slightly under 3.0% in 1999.

         Personal income rose 8.9% in Colorado during 1998 as compared with 5.9% for the nation as a whole. Colorado's real personal income growth has outpaced the national average since 1989 and will continue to do so in the foreseeable future.

         Restrictions on Appropriations and Revenues. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal year 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 2% for 1994 and 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

         The 1997 fiscal year ending General Fund balance was $375.1 million prior to legislative change HB 98-1414. The restated 1997 ending fund balance is $514.1 million or $347.4 million over the combined Unappropriated Reserve and Emergency Reserve requirement. As required by the new law, the revised ending fund balance does not net out the state's first TABOR rebate. The new measure directs the state controller's office to show TABOR refunds in the year they are to be refunded, rather than the year they were incurred. In 1998, the ending fund balance is $904 million. After accounting for the statutory 4% reserve of $177 million, the balance is $727. Based on December 20, 1998 estimates, the 1999 fiscal year ending General Fund balance is expected to be $673.9 million, or $486.3 million over the required Unappropriated Reserve and Emergency Reserve.

         On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and which could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

         The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in state population in the prior calendar year. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes.

         Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues:
(i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

         According to the Colorado Economic Perspective, First Quarter, FY 1998, June 12, 1998 (the "Economic Report"), inflation for 1996 was 3.5% and population grew at the rate of 2.0% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1998 fiscal year were limited to 5.5% (TABOR revenue growth limit) over expenditures during the 1997 fiscal year. The 1998 fiscal year is the base year for calculating the limitation for the 1999 fiscal year. The limitation for the 1999 fiscal year is estimated at 4.4%, based on inflation of 2.4% and population growth of 2.0% during 1998. The 1999 fiscal year General Fund and program revenues (cash funds) are expected to total $7,905.2 million, or $655.3 million more than expenditures allowed under the spending limitation. This will be the third time the state has breached the limit since its implementation in 1992. The first breach was in 1997 and the excess revenue of $139.0 million was refunded to Colorado taxpayers during the 1998 tax filing season. The second breach was in 1998, with $563.2 million refunded in the 1999 tax filing season. The refund is for the full amount of the surplus because in the November 1998 general election, voters rejected a ballot issue that would have allowed $200 million of the surplus for five years to fund transportation and educational capital improvements. The legislature will have to determine future surplus issues, as the Colorado Economic Perspective estimates that the limit will be breached by $655.3 million in the 1999-2000 fiscal year.

         There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

         State Finances. As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had General Fund balances (before reserves) at June 30 of approximately $405.1 million in fiscal year 1994, $486.7 million in fiscal year 1995, $368.5 million in fiscal year 1996, $514.1 million in fiscal year 1997 and $904.0 million in the fiscal year 1999. The fiscal year 1999 ending General Fund balance (before reserves) is projected at $673.9 million.

         Revenues for the fiscal year ending June 30, 1998, showed an expansion in Colorado's general fund, following an increase in 1998. Revenues grew by $719.3 million to $5398.7 million, a 15.4% increase from 1997. This figure was higher than the fiscal year 1997 pace of 9.6%. General Fund revenues exceeded expenditures by $660.1 million. Colorado's revenue growth in the 1998 fiscal year topped off one of the state's healthiest periods since the early 1980s. This growth can be attributed to the fortunes of the U.S. and are reflected in surging corporate and individual income taxes, which rose 11% and 19% respectively, and estate tax revenues that increased to more than three times the 1997 level.

         For fiscal year 1998, the following tax categories generated the following respective revenue percentages of the State's $5,401.2 million total gross receipts: individual income taxes represented 56% of gross fiscal year 1998 receipts; sales, use and excise taxes represented 30.4% of gross fiscal year 1998 receipts; and corporate income taxes represented 4.9% of gross fiscal year 1998 receipts. The percentages of General Fund revenue generated by type of tax for fiscal year 1999 are not expected to be significantly different from fiscal year 1998 percentages, with the exception of a one time estate tax payment in 1998 totally $109.6 million. These revenues are expected to drop back to more normal levels in 1999.

         For fiscal year 1999, General Fund revenues are projected at $5,779.0 million. Revenue growth is expected to increase 7.0% over FY 1998 actual revenues. General fund expenditures are estimated at $5278.6 million. The ending General Fund balance for fiscal year 1999, after reserve set-asides, is $486.3 million.

         State Debt. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

         Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.


CONNECTICUT RISK FACTORS

         Connecticut's economy has been slow to emerge from a recession that began in early 1989 and ended in late 1992. While its recovery lags behind most of the New England region, Connecticut has regained over 80% of the jobs lost during the recession, unemployment rates are down, retail sales are picking up, and the state has posted the strongest income gains in the nation. Factors contributing to the growing economy include a diversified manufacturing sector, including construction of transportation equipment, fabricated metals, non-electrical machinery and electrical equipment, and a growing service sector. However, reductions in defense spending have reduced the significance of defense-related manufacturing to the state's economy.

         The average annual unemployment rate in Connecticut was reported to be 3.0% in 1999, as opposed to a national rate of 4.2%. Per capita personal income of Connecticut residents has increased every year from 1990 to 1999, rising from $25,935 to $38,747. Despite this growth, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.

         State and Local Government. Connecticut operates on a fiscal year ending June 30 of each year. For the fiscal year ending June 30, 1999, Connecticut's General Fund ran an operating surplus of approximately $71,800,000. General Fund budgets adopted for the biennium ending June 30, 2001, authorize expenditures of $10,581,600,000 for the 1999-2000 fiscal year and $11,085,200,000 for the 2000-2001 fiscal year. As of December 31, 1999, the
Comptroller estimated a surplus of $241,400,000 for the 1999-2000 fiscal year.

         The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of January 1, 2000, the State had authorized direct general obligation bond indebtedness totaling $13,310,385,000, of which $11,338,459,000 had been approved for issuance by the State Bond Commission and $9,872,122,000 had been issued.

         In addition to the general obligation bonds, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority.

         Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the state and its political subdivisions, authorities and agencies. Difficulty in payment of debt service on borrowings could result in declines in the value of their outstanding obligations and increases in their future borrowing costs.

         There can be no assurance that general economic difficulties or the financial circumstances of the state or its town and cities will not adversely affect the market value of Connecticut bonds or the ability of the obligors to pay debt service on such bonds.

         General obligation bonds issued by the state of Connecticut's general obligation bonds are rated AA by Standard & Poor's, Aa3 by Moody's, and AA by Fitch.


FLORIDA RISK FACTORS

         Economic Outlook. In 1980, Florida was the seventh most populous state in the U.S. As of April 1, 1998, it was the fourth most populous state with an estimated population of 15 million. Florida continues to be the one of the fastest growing of the largest states, with an average increase since 1990 of about 1.9% annually (compared to the U.S. average annual population increase of about 1.0%).

         Florida's strong population growth contributes to the performance of Florida's economy. In addition to attracting senior citizens to Florida as a place for retirement, Florida is also recognized as attracting a significant number of individuals of working age (18-64). In recent years, Florida's prime working age population (18 - 44) has grown at an average annual rate of more than 2.0%. More than 60% of Florida's total population is at the working age (18
- 64). This share is not expected to change appreciably into the twenty-first century.

         The state's personal income has been growing strongly the last several years. It has tracked the U.S. average and has performed better than the southeast in particular. However, since 1989 Florida's per capita income has been consistently slightly below that of the U.S.

         Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. Transfer payments are typically less sensitive to the business cycle than employment income and act as stabilizing forces in weak economic periods.

         Personal income is frequently used to make comparisons among the states. However, using personal income to compare Florida to other states can be misleading because Florida's personal income is systematically underestimated. Current contributions by employers to pension plans are included in personal income, while payments from pension plans are excluded to avoid double accounting. Because Florida retirees are more likely to be collecting on benefits earned in another state, Florida personal income is underestimated as a result.

         The state's per capita personal income in 1998 of $25,852 was slightly below the national average of $26,412, and was significantly ahead of that for the southeast United States, which was $23,725. Real personal income in the state is forecasted to increase 4.5% in 1999-00 and 3.6% in 2000-01. Real personal income per capita in the state is projected to grow at 2.5% in 1999-00 and 1.6% in 2000-01. The Florida economy appears to be growing in line with, but stronger than, the U.S. economy; however, it is expected to grow more slowly in the fiscal year ending June 30, 2000, than in the fiscal year ended June 30, 1999.

         Since 1991, the state's population has increased an estimated 11.7%, while the number of employed persons increased 15.0%. In that same period, Florida's total non-farm employment has grown approximately 24.6%. Since 1991, the non-farm job creation rate in the state is more than twice that of the nation as a whole. Florida is gradually becoming less dependent on employment related to construction, agriculture, or manufacturing, and more dependent on employment related to trade and services. This has also contributed to Florida's strong economic performance.

         The service sector is now Florida's largest employment category. Presently, services constitute 36% and trade 25.5% of Florida's total non-farm jobs. The U.S., however, has a greater percentage of manufacturing jobs than Florida. Manufacturing jobs tend to pay higher wages, but service jobs can also pay well and tend to be less sensitive to swings in the business cycle. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These type of manufacturing jobs tend to be less cyclical.

         Florida's unemployment rate throughout the 1980's was consistently lower than that for the U.S., though it rose higher than that of the U.S. in the early 1990's. In current years, Florida's unemployment rate has again generally fallen below that of the U.S. It is estimated that Florida's unemployment rate will be 4.2% in the fiscal year ended June 30, 2000, and 3.8% in the fiscal year ending June 30, 2001.

         The state's economy is expected to grow at a moderate rate along with the nation, but is expected to outperform the nation as a whole. Total non-farm employment in Florida is expected to increase 4.0% for the fiscal year ended June 30, 2000, and 3.5% for the fiscal year ending June 30, 2001. Trade and services, the two largest employment sectors, account for more than half of the total non-farm employment in Florida. Employment in the service sectors should experience an increase of 6.3% for the fiscal year ended June 30, 2000, while growing 5.4% for the fiscal year ending June 30, 2001. Trade is expected to expand 2.5% for the fiscal year ended June 30, 2000, and 2.9% for the fiscal year ending June 30, 2001.

         Revenues and Expenditures. Estimated 1999-00 General Revenue plus Working Capital and Budget Stabilization funds available to Florida total $20,455.9 million, a 4.4% increase over 1998-99. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to Florida, $18,592.1 million of that is Estimated Revenues and represents an increase of 4.0% over the previous year's Estimated Revenues. With effective General Revenues plus Working Capital Fund and Budget Stabilization appropriations at $18,808.9 million, including a $60.1 million transferred to the Budget Stabilization Fund, 1999-00 unencumbered reserves are estimated at $1,707.1 million. Estimated 2000-01 General Revenue plus Working Capital and Budget Stabilization funds available to Florida total $21,253.4 million, a 3.9% increase over 1999-00. The $19,454.7 million in Estimated Revenues represents an increase of 4.6% over the previous year's Estimated Revenues.

         In fiscal year 1998-99, approximately 67% of the state's total direct revenue to its three operating funds were derived from state taxes and fees, with Federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property tax (imposed on stocks, bonds, including bonds secured by liens on Florida real property, notes, government leaseholds, and certain other intangibles not secured by a lien on Florida real property), beverage tax, and estate tax amounted to 70%, 8%, 4%, 3% and 4%, respectively, of total General Revenue Funds available during fiscal 1998-99. In that same year, expenditures for education, health and welfare, and public safety amounted to approximately 55%, 24%, and 16%, respectively, of total expenditures from the General Revenue Fund.

         Tobacco Litigation Award to Florida. Florida's 1997 tobacco litigation settlement, as amended in 1998, is expected to total $13 billion over a 25-year period. The settlement anticipates that Florida will use the proceeds for children's healthcare coverage and other health-related services, to reimburse Florida for medical expenses it has incurred, and for mandated improvements in enforcement efforts against the sale of tobacco products to minors.

         Debt Management. At the end of the fiscal year ended June 30, 1998, Florida had outstanding about $9,260 million in principal amount of debt secured by its full faith and credit. Since then, the State has issued about $200 million in principal amount of full faith and credit bonds.

         Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

         Litigation. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the state's financial position.

         Bond Ratings. Florida maintains a bond rating of Aa2, AA+, and AA from Moody's, Standard & Poor's, and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Municipal Obligations purchased by the Fund will not be adversely affected by any such changes.

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GEORGIA RISK FACTORS

         The following brief summary regarding the economy of Georgia is based upon information drawn from publicly available sources and is included for purposes of providing information about general economic conditions that may or may not affect issuers of the Georgia obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents.

         Economic Outlook. Georgia's recovery from the economic recession of the early 1990s has been steady and is better than regional trends, though expansion in 2000 is expected to be less vigorous. In 1999, Georgia's economy increased, with the state's real Gross State Product ("GSP", inflation adjusted) increasing by 5.0%. The 2000 forecast anticipates that Georgia's real GSP will grow by 4.5%, higher than the expected rate of growth in the national Gross Domestic Product (3.0%). While this recovery does not meet the patterns set in past cycles, it is more representative of long-term trends.

         Total employment in Georgia grew by 3.2% in 1999, compared with the 3.5% gain in 1998. During 1998, the state's total employment averaged 3.85 million, up from 3.73 million in 1997.

         Although prospects are best for services, the outlook for the other sectors of the Georgia economy varies. Growth in the transportation, communications and public utilities sector will come from cyclical gains and the opening of new markets by technological advances. However, due to deregulation and restructuring, relatively few jobs will be created in public utilities. Wholesale and retail trade will see above-average growth, and finance, insurance and real estate will expand moderately. Slow growth is forecast for manufacturing and government, and activity in construction and mining will decline moderately.

         The 1998 and 1999 annual average unemployment rates (seasonally adjusted) for Georgia were 4.2% and 3.8%, respectively, as compared to the national unemployment rates of 4.5% and 4.2%. Georgia's unemployment rate has decreased every year since 1992 and averaged 3.5% during the first three months of 1999.

         Georgia's per capita personal income grew by 4.8% to $25,020 in 1998, compared to the 4.3% increase the previous year. The national average increase in per capita personal income was 4.4% during 1998, down from 4.7% in 1997.

         The State's annual rate of population growth is dipping slightly--from 2.1% in 1996, to 2% in 1997, to 1.9% in 1998--and is expected to drop to 1.8 in 2000. The Census Bureau estimates that in July 1999, Georgia's population reached 7.79 million, a gain of 151,000 over the previous year. It expects the population to reach 7.9 million by July 2000.

         Revenues and Expenditures. State income growth estimates during Fiscal 1999 were based upon cyclical gains, an expected loss from the elimination of the State's sales tax on eligible food and beverages (effective October 1, 1998), and an expected boost from changes in the federal capital gains tax. Total revenue collections in Fiscal 1999 were projected to rise by 4.8%. Through March 1999, the Georgia Department of Revenue collected $7.76 billion in the major tax categories, up $685 million over the same period in Fiscal 1998. The largest increases occurred in the estate tax and the individual income tax, up 59.5% and 13.3%, respectively.

         Debt Management. The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

         The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

         Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

         Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. An adverse final decision could materially affect the State's governmental operations and, consequently, its ability to pay debt service on its obligations.

         Bond Ratings. State of Georgia general obligation bonds are currently rated as follows: Standard & Poor's, AAA (upgraded from AA+ on July 29, 1997); Moody's, Aaa; and Fitch, AAA. There can be no assurance that there will not be a decline in economic conditions or that particular Georgia Obligations purchased by the Fund will not be adversely affected by any such changes.


MARYLAND RISK FACTORS

         From 1989 to 1997, the State of Maryland was negatively impacted by a downturn in the nation's economy and decreased defense spending and subcontracting work. Since then, however, job creation has increased and the unemployment rate has decreased. In 1999, Maryland's unemployment rate was 3.5% compared to the national rate of 4.2%.

         Job creation has been strongest in the areas of business services, construction, finance, insurance and real estate, while the weakest have been banks, utilities and several manufacturing industries. 57,700 jobs were added to Maryland's employment base in 1999.

         Per capita personal income in Maryland averaged $26,569 in 1998, while in 1999 the population reached nearly 5.2 million.

         State and Local Government. Maryland's fiscal year ends June 30. As of that date for 1999, overall revenues for the state totaled $14.9 billion. This figure represents an increase of 6.4% over revenues for fiscal year 1998. Income taxes, sales taxes and transportation revenue constitute most of the state's revenue. During fiscal 1999, the individual income tax, the largest source of revenue, produced an additional 7.4% in receipts over the previous year, due to continued gains in employment, personal income and capital gains. Corporate income tax revenues increased by 14.2% during the same time period.

         The state's total expenditures reached $14.13 billion in fiscal year 1999. This figure represents a $1 billion or 7.6% increase over spending in the same period for 1998. Revenues exceeded expenditures by $770 million, and the actual fund balance for the state's general fund on June 30, 1999 was $1.97 billion, an increase of $382 million over the previous year.

         The public indebtedness of the State of Maryland and its instrumentalities is divided into three general types. The state itself issues general obligation bonds for capital improvements and for various state and local projects, for which property taxes, the debt service fund loan repayments and general fund appropriations are used for repayment. In addition, for transportation purposes the Maryland Department of Transportation issues limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the state has no liability and has given no moral obligation assurance.

         During Fiscal Year 1999, Maryland issued $475 million of new general obligation bonds. The state currently has $1 billion in authorized but unissued general obligation bonds. The Department of transportation and the Maryland Transportation Authority had $754 million and $344 million, respectively, in outstanding limited obligation bonds at the close of the same time period.

         Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the state and its political subdivisions, authorities and agencies. Difficulty in payment of debt service on borrowings could result in declines in the value of their outstanding obligations and increases in their future borrowing costs.

         There can be no assurance that general economic difficulties or the financial circumstances of the state or its towns and cities will not adversely affect the market value of Maryland bonds or the ability of the obligors to pay debt service on such bonds.

         The general obligation bonds of the State of Maryland are rated by Moody's as Aaa; by Standard & Poor's as AAA; and by Fitch as AAA.


MASSACHUSETTS RISK FACTORS

         Economic Outlook. The fiscal health of the Commonwealth of Massachusetts remains strong following its recovery from recession and excessive government spending in the late 1980s. The improved business climate, bolstered by substantially reduced taxes over the past few years, is in a much better position to withstand economic shocks than it was eight years ago. The economic base of the state has also diversified as reliance on traditional manufacturing and defense contracting has waned in favor of emerging technologies, high tech manufacturing, financial services and health care industries. On the whole, the Massachusetts economy is expected to continue to outperform those of the New England region and the nation into the foreseeable future.

         Through 2000, the Massachusetts economy is expected again to mirror the national economy, with moderate growth in personal income, stabilization of the unemployment rate, and a rate of inflation which is anticipated to outpace the nation by about 0.5%. The state will also continue to face risks including: a shortage of skilled labor coupled with low net population growth that will constrain job creation, and the prominence of the financial services industry such that Massachusetts could be impacted more than any other state if the financial markets suffer.

         Revenues and Expenditures. The fiscal well-being of the Commonwealth stems not simply from the long national economic expansion. The cooperation of the Legislature and the Administration in responsibly managing Massachusetts' finances has allowed the Commonwealth to recover from the budget deficits of the late 1980s as well as to prepare for the future. Legislation was approved in fiscal Year 1998 to again raise the statutory ceiling on the Stabilization Fund, the Commonwealth's "rainy day" hedge against the fiscal pressures of an economic downturn. The fund's balance now stands approximately $123 million below its new statutory ceiling. The fund balance also ranks among the five largest in the nation, a stark contrast to the fund's zero balance in Fiscal Year 1990.

         Debt Management. Much of the Commonwealth's fiscal difficulties in the late 1980's stemmed from an escalation in state borrowing to balance operating shortfalls with bonded debt. Massachusetts' current debt-management policy has resulted in a drop in the percentage growth of outstanding general obligation debt from 29% in Fiscal Year 1991 to 2% in FY 1998. This debt-management policy included the institution of an administrative cap on capital expenditures. Strict adherence to the capital cap has reduced the annual increase in debt-service expenditures from 20% between FY 1987 and FY 1991 to 4% in FY 1998. The average annual increase in the growth of debt is projected to remain at about 4% through FY 2002, despite the burden of finishing construction of the Central Artery/Tunnel Project, scheduled for completion in 2004.

         Ratings. Standard & Poor's raised its rating of general obligation bonds of the Commonwealth of Massachusetts from A+ to AA- in October 1997. Moody's raised its rating of general obligation bonds of the Commonwealth of Massachusetts from Aa3 to Aa2 in January 2000, and Fitch raised its rating from A+ to AA- in January 1998.


MICHIGAN RISK FACTORS

         Economic Outlook. Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the state's economy is the manufacturing of durable goods. Since the mid-1990's, Michigan has made an effort to diversify its economy and expand sectors other than durable goods manufacturing, allowing the state to experience its best economic performance in a generation. Since 1994, the state unemployment rate has remained below the national average, overall employment has risen steadily, and business relocations and expansions in the state have increased dramatically. While Michigan's efforts to diversify its economy have proven successful, durable goods manufacturing still represents a sizable portion of the state's economy. The Michigan economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect state revenues, and the financial impact on local units of government could be more severe in the areas where plants are closed. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy and revenues of the state and some of its local governmental units.

         Revenues and Expenditures. Michigan's Budget Stabilization Fund (BSF), also known as the "Rainy Day Fund," was established in 1977 to assist in stabilizing revenue and employment during economic downturns and to maintain the state's credit rating. At the end of FY 1999, the BSF contained $1.22 billion.

         The Michigan Constitution of 1963 limits the amount of total revenues raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the state's personal income for the prior calendar year. In the event that the state's total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. These limits on taxes could hurt the value of Michigan bonds in the portfolio or make it more difficult for Michigan's local governments to pay their debt service.

         Debt Management. Michigan's borrowings fall into two main categories: general obligation debt and revenue dedicated debt. This second type is issued with the provision that repayment will only be made from specific dedicated revenue sources and is not a general obligation of the state. The state's long-term general obligation debt can only be issued with the approval of the voters or for the purpose of making loans to school districts. Short-term general obligation debt, which must be repaid within the fiscal year it is borrowed, may be issued with the approval of the legislature but may not exceed 15% of undedicated revenues in the prior year.

         Ratings. On January 21, 1998, Standard & Poor's increased its rating for State of Michigan general obligation bonds to AA+. Moody's upgraded Michigan general obligation bonds to Aa1 from its previous rating of Aa2 on October 16, 1998. Fitch also upgraded its rating of AA to AA+ on April 15, 1998.


MINNESOTA RISK FACTORS

         Economic Outlook. The State of Minnesota economy is one of the strongest and most diverse in the nation, exhibiting a balance of industries and solid expansion. Rapidly growing industries including business services, motion pictures and air transportation, as well as continued expansion in the state's more traditional industries, have contributed to this performance.

         Minnesota's economy continued to outperform national averages during 1999. Overall payroll employment increased in the late 1990's to a total over
2.6 million jobs. High technology industries, including printing and publishing, health and medical devices, and computer components and software are flourishing. During the 1990s, Minnesota's FIRE sector has grown approximately six times faster than the national average.

         Agriculture is another important factor of the Minnesota economy. Among the state's most important products are sugar beets, soybeans, corn, wheat, oats, peas, turkey and cheese. During 1998, reduced Asian demand and good harvests sent farm prices below the break-even point for many crop and livestock farmers, causing farm income for Minnesota grain producers to hit the lowest levels since the mid-1980s.

         The annual unemployment rate in Minnesota has been below the national rate every year since 1985. The state's average unemployment rate for 1999 was 2.8% up from 2.4% a year earlier, but resting well below the U.S. rate of 4.2%. In conjunction with its low unemployment rate, Minnesota boasts the highest labor participation rate (75%) in the nation. Accordingly, investors should note that future economic growth may be hampered by shortages in skilled workers.

         Minnesota's per capita income growth has also outpaced the nation's during the 1990s. While population has been stable in 1999 with 1% growth (4.77 million), personal income has risen rapidly. The state has had good gains in per capita personal income in the last few years. Minnesota's per capita personal income level is now $26,295, almost 104% of the U.S. rate ($25,298).

         Wage and salary income growth, however, is projected to lag behind the national average rate as states outside the Midwest also begin to feel labor market pressures and part-time workers elsewhere increase their hours to, or beyond, the levels they desire.

         Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The 2000-2001 biennium begins on July 1, 2000. The general fund budget adopted by the Legislature for the 2000-01 biennium is based on total projected revenues of $24.620 billion. Of this amount, $1.518 billion is brought forward from the previous biennium and $23.102 billion is current revenue. This is a 10.8 percent increase over the projections for the 1998-99 budget. The ending balance for FY 2000-2001 is projected to be $130 million.

         On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in estimated revenues to the state of $6.1 billion over the next 25 years. A small portion ($202 million) of the settlement has been set aside by the courts for specific purposes, but the balance is to be deposited into the state's general fund as non-dedicated revenues. The payments have the following components: (1) Annual payments to the state's general reserve fund start with a $114.8 million deposit in FY 2000. This amount increases annually, will reach $204 million during FY 2004, and will continue in perpetuity; and (2) one-time settlement payments begin in FY 1999 and will end in FY 2003. Those payments, totaling $1.3 billion, will be $461 million during FY 1999, $242 million during FY 2001-03, and $121 million in FY 2003.

         Debt Management. Minnesota Statutes, Section 16A.641 provides for an annual appropriation for transfer to the Debt Service Fund. The amount of the appropriation is to be such that, when combined with the balance on hand in the Debt Service Fund on December 1 of each year for state bonds, it will be sufficient to pay all general obligation bond principal and interest due and to become due through July 1 in the second ensuing year. If the amount appropriated is insufficient when combined with the balance on hand in the Debt Service Fund, the state constitution requires the state auditor to levy a statewide property tax to cover the deficiency. No such property tax has been levied since 1969 when the law was enacted requiring the appropriation.

         Ratings. Fitch rates State of Minnesota general obligation bonds as AAA. Moody's rates Minnesota's general obligation bonds AAA. In August 1997, Standard & Poor's raised the state's general obligation bond rating from AA+ to AAA.

MISSOURI RISK FACTORS

         Economic Outlook. As a major manufacturing, financial, and agricultural state, Missouri's residents have enjoyed a vibrant and growing economy over the last five years demonstrated by low unemployment, large job gains and significant income growth. Missouri's economy continued its steady expansion throughout 1999. Unemployment reached record low levels, and inflation continued to be minimal. Personal income and total state output saw moderate growth. Missouri exports rebounded from the sluggish trade of 1998. Most indicators point to continued growth in 2000.

         Missouri's labor market remained strong during 1999. The state's seasonally adjusted unemployment rate for November was 2.6%. This compares very favorably to the nation's rate of 4.1%. Missouri's unemployment rate should remain low in 2000, remaining in the 3-4% range. The sectors seeing the biggest growth in employment during 1999 were construction, trade, and government. The manufacturing sector, however, took the biggest loss during 1999, realizing a decrease of about 7,627 jobs. This is due mostly to layoffs in the air transportation and apparel manufacturing subsectors.

         Missouri's personal income grew by 3.4% during 1999 to an estimated $137.5 billion, up from $133.0 billion in 1998. The nation's personal income grew by an estimated 5.4%. Wages also increased at a healthy pace during 1999. Preliminary establishment data indicates a growth of about 5% over these twelve months. Some disparity remains, however, between wages in the service producing sectors and the goods producing sectors, with wages in goods producing jobs being significantly higher. Personal income is expected to continue growing at about 4% during 2000.

         Revenues and Expenditures. The State of Missouri completed Fiscal Year 1999 in sound financial condition. Solid revenue collections, coupled with efficient management of state programs, allowed Missouri to maintain its status as one of the nation's best-run states. Missouri's robust economy over the recent past has enabled investment in targeted high priority programs and the opportunity to provide citizens with significant, meaningful tax relief. The Fiscal Year 2001 budget is tight due to the combination of substantial increase in mandatory costs and the impact of tax cuts enacted in past sessions. Calculations made pursuant to Article X of the Missouri Constitution show that total state revenues for Fiscal Year 1999 exceeded the total state revenue limit by $98.9 million. The entire amount of excess revenues will be refunded to Missouri income taxpayers in calendar year 2000. Missouri's constitutional revenue and spending limit provides that over time the growth in state revenues and spending cannot exceed the growth in Missouri Personal Income.

         Desegregation Costs. The Fiscal Year 2000 budget marks a historic close in the desegregation chapter of Missouri history. With the end of the Kansas City case, and the potential end of the St. Louis case, there will be dramatic improvements in education funding for schools across Missouri. This was made possible by a positive and pro-active approach to resolving this litigation from the Governor, the Attorney General, and the Missouri General Assembly. Settlement negotiations in Kansas City have resulted in substantial saving to boost state aid to all Missouri schools. State law requires that desegregation savings go toward the school foundation formula and transportation funding. As of December 31, 1998, the state has spent $3.3 billion on the desegregation cases in St. Louis and Kansas City. At the end of Fiscal Year 1999, that total will reach an estimated $3.4 billion. Actual spending may vary from this estimate due to actions or inactions of the school district, the number of students, future court orders and the expenditure patterns of the school district. The Fiscal Year 2001 cost for the desegregation settlement is $50 million. A total of $45 million has also been set aside for supplemental appropriations and increases in estimated appropriations and $7.6 million for fund transfers and other adjustments.

         Tobacco Settlement. In November 1998 the National Association of Attorney Generals announced a national settlement agreement with five major tobacco companies. Attorney General Jay Nixon accepted the proposed agreement on behalf of the State of Missouri. The agreement is the largest settlement ever achieved by the State of Missouri. Over the next 25 years, the state will receive over $4 billion before the settlement's adjustments for inflation and discounts.

         Before Missouri can receive any funds from the settlement the state must reach finality in its lawsuit. Several parties have filed a motion to intervene in the case. The Circuit Court of the City of St. Louis denied their motion. However, they have appealed this decision to the Missouri Eastern District Court of Appeals. The timing of the final decision on this suit is uncertain and is dependent upon possible further appeal to the Missouri Supreme Court. In order to participate in the settlement, Missouri must settle its case prior to December 31, 2001. Until the state's lawsuit is finalized it is imprudent to include the funds in the state's budget.

         Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.

         Ratings. State of Missouri general obligation bond issues are currently rated as follows: Standard & Poor's, AAA; Moody's, Aaa; and Fitch, AAA. Missouri is one of only eight states that have this highest rating from all three organizations. Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the state or local economic or political conditions.


NEW JERSEY RISK FACTORS

         Economic Outlook. The New Jersey economy enjoyed another outstanding year in 1999. Strong employment growth drove employment to a new high, personal income grew at a substantial rate, and the estimated Gross State Product (GSP) increased by 4.0%, the highest growth in a decade.

         Located at the heart of the Boston-Washington megalopolis and with easy access to New York and Philadelphia, New Jersey is strategically located in an enormous concentration of consumers, laborers, and capital. The state's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey is known as the "invention state." New Jersey's companies and research institutions have produced at least 30 Nobel Prize winners, and the State currently houses over 140,000 researchers and scientists. About 1 out of every 10 private sector workers in New Jersey are employed by high-tech firms. New Jersey is also known as the "Medicine Chest of the Nation." The state has the nation's largest concentration of businesses that produce prescription pharmaceuticals, over-the-counter medications, generic prescription drugs, vitamins, diagnostic drugs, and medical devices. Finally, New Jersey is also a national leader in chemicals, instrumentation and related products, petroleum, plastics, and electrical equipment, as well as a number of new industries such as biotechnology, fiber optics, genetic engineering, and laser technology.

         It is expected that the New Jersey economy in Calendar Year 2000 will continue to grow at a moderate pace with little or no inflation. High levels of employment, steady income growth, and low interest rates will continue to support consumer and business spending. New Jersey's economy, by virtue of its educated, high-technology labor resources, has benefited from newly emerging information-based fields. Employment is projected to grow by 1.4 percent in 2000. Personal income growth is expected to remain around 5.5. percent. Real New Jersey Gross State Product is projected to slow to under 3 percent in 2000.

         Revenues and Expenditures. The State of New Jersey operates on a fiscal year beginning July 1 and ending June 30. The state's Surplus Revenue ("Rainy Day") Fund was created by legislation enacted in 1990 as an inclusion in the annual budget for excess revenues. At the end of Fiscal Year 1999, total General Fund revenues reached $11.84 billion, with General Fund Revenues estimated $12.3 billion for Fiscal Year 2000. The Fiscal Year 2000 revenue projections are based on estimates of moderating economic growth.

         Litigation. The state is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the state. At any given time, there are various numbers of claims and cases pending against the state, state agencies and employees,

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seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act.

         Projected Fiscal Year 2000 revenue anticipates the receipt of $92.8 million from the tobacco settlement. This represents the initial payment from the Master Settlement Agreement (MSA) reached in November 1998 between 46 states and the major tobacco companies. New Jersey is expected to receive payments totaling $7.459 billion over the next 25 years. These payments are subject to inflation and changes in national smoking trends as well as other offsets and credits outlined in the MSA. The Fiscal Year 2000 budget plans to use all of the $92.8 million for health related programs.

         Debt Management. The primary method for state financing of capital projects is through the sale of the general obligation bonds of the state. These bonds are backed by the full faith and credit of the state tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General Obligation Debt must be approved by voter referendum and is used primarily to finance various environmental projects, transportation infrastructure, and correctional and institutional construction. The appropriations for principal and interest payments on general obligations bonds for Fiscal 2000 are recommended at $518.7 million, including $479.7 million for principal and interest on bonds outstanding and additional funding of $39 million for proposed bond sales.

         Ratings. For many years prior to 1991, State of New Jersey general obligation bonds were rated as AAA by Standard & Poor's and Moody's. Currently, however, these bonds are rated as follows: Standard & Poor's, AA+; Moody's, Inc., Aa1; and Fitch, AA+.


NEW YORK RISK FACTORS

         Generally. The State of New York has historically been one of the wealthiest states in the nation. For the past few decades, however, the state economy has grown more slowly than that of the nation as a whole, gradually eroding the state's relative economic affluence. New York recovered slowly from the economic recession of the early 1990s due to several factors, including: significant retrenchment in the banking and financial services industries; downsizing by several major corporations; cutbacks in defense spending; an oversupply of office buildings; the high combined state and local tax burden; above-average unemployment due to a decline in manufacturing jobs; and dependence on federal aid.

         Notwithstanding, during the last few years, New York has shown signs of economic resurgence. The state's economic base is deep, diverse, and wealthy, and its reliance on the financial services section continues to drive the current prosperity. A serious Wall Street setback would jeopardize state revenue collections, and through a powerful multiplier effect, would dampen consumption, housing spending and ultimately, job growth in other sectors. Estimates of future economic growth are modest; during 2000, New York's economy is expected to expand more slowly with the state average unemployment rate estimated to be 5.3%, overall employment growing 1.1%, and personal income rising 4.2%. Many uncertainties exist in forecasts of both the national and state economies and there can be no assurance that the state economy will perform at a level sufficient to meet the state's projections of receipts and disbursements.

         State Government. Improvements in New York State's financial performance has generally exceeded the rate of the economic recovery. Spending constraint has been evident nearly every year; and revenue estimates have been realistic, particularly when consideration is given to the variety of tax cuts now embedded in both current and out-year operations. Operating surpluses have been achieved consistently in seven of the past eight years, and it is likely that the 2000-2001 fiscal year will close with another surplus.

         In August, 1998, Moody's lowered its rating for State of New York general obligation bonds from A1 to A2, its lowest state rating (Louisiana is the only other state to receive this rating). Standard & Poor's gives the state an A+ rating, which it has retained since improving from A- in January, 1992. Fitch rates the state's general obligation bonds as A+.

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         New York City. Even though the City had budget surpluses each year from
1981, budget gaps of nearly $2 billion are projected for the 2001, 2002, and 2003 fiscal years. New York City faces fiscal pressures from: aging public facilities that need repair or replacement; welfare and medical costs; expiring labor contracts; and a high and increasing debt burden. The City requires substantial state aid, and its fiscal strength depends heavily on the securities industry. Its general obligation bonds are rated A- by Standard & Poor's and A3 by Moody's. The City proposes $25.3 billion of financing over fiscal 1999-2003 and is fast approaching its constitutional limits on debt issuance.

         Given the foregoing factors, there can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

         Litigation. The City and State of New York are also defendants in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's and State's ability to carry out their financial plans.


NORTH CAROLINA RISK FACTORS

         Economic Outlook. During the 1990s, North Carolina's diversification from a manufacturing and farm-based economy to a knowledge-based economy has been fueled largely by new technology and science. In particular, the presence of large universities and the Research Triangle Park have generated much of the state's economic success, as have recent relocations of corporate headquarters and foreign-based high-technology industrial plants within the state. Overall, however, the current economic profile of North Carolina remains a combination of industry, agriculture and tourism.

         North Carolina's economy continues to benefit from a vibrant manufacturing sector. Manufacturing firms employ approximately 23% of the total non-agricultural workforce, making North Carolina first in the nation in percentage of manufacturing workers. North Carolina leads the nation in the production of textiles, tobacco products, furniture and fiberoptic cable, and is among the largest producers of pharmaceuticals, electronics and telecommunications equipment. More than 700 international firms have established a presence in the state. In addition, the finance industry has proven to be one of North Carolina's strongest areas. In terms of bank assets, Charlotte is now the second largest financial sector in the country.

         The state's gross agricultural income is among the highest in the nation. A wide variety of agricultural products and a continuing push in marketing efforts have protected North Carolina farm income from some of the wide variations experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is among the most diversified agricultural states in the nation.

         Despite declines in total employment, the state's unemployment rate continued to decline in late 90's and North Carolina's unemployment rate has been lower than the national average for the past five years.

         The state's ability to retain its low unemployment rate is related directly to decreases in the labor force comparable to those in total employment. During recent years, North Carolina's labor force has undergone significant change as the state has moved from an agricultural to a service and goods-producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to the wide dispersion of non-agricultural employment, the people have also been able to maintain, to a large extent, their rural residences.

         Low unemployment combined with strong job growth has put pressure on North Carolina's economic performance due to quickly rising labor costs. Because the labor market in the state is tight, labor costs have been

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rising at increased rates during the late 1990s. Thus far, improved productivity has offset the additional labor costs, but difficulties could arise in the future, possibly causing higher general inflation or reduced profitability for North Carolina businesses.

         Per capita personal income in North Carolina has risen steadily for the past four decades. In 1960, per capita income in North Carolina averaged only 71.2% of the national average, then stabilized at about 80% during the 1970s and 1980s. In 1998, per capita personal income grew to $25,087 or 91.1% of the national average ($27,541). North Carolina's per capita personal income is expected to increase by about 5% through 2001.

         The year 2000 is expected to look much like 1999, as economic growth slows in North Carolina. The Gross State Product is projected to increase by 3.5%, and job growth will be around 1.5%. As the economy slows, businesses making durable goods, like manufacturing and construction, will be the most adversely affected. Although projected growth is slower than in previous years, no recession is expected for the state.

         Revenues and Expenditures. The North Carolina State Constitution requires that the total expenditures of the state for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and a portion of the surplus remaining in the State Treasury at the beginning of the period. State law requires 25% of surplus funds from the previous fiscal period to be placed in the Savings Reserve Account; an amount of the funds equal to 3% of the value of state-owned facilities to be placed in the Reserve for Repairs and Renovations; and 6.5% of the surplus funds to be placed in the Clean Water Management Trust Funds. The remainder of the surplus may be used for expenditures during the following fiscal period.

         Total revenues for general governmental functions (general fund, special revenue funds and capital projects) amounted to $22.3 billion for the fiscal year ended June 30, 1999. Total expenditures for the fiscal year 1999 amounted to $20.75 billion.

         The greatest impact on FY 1999 and FY 2000 revenues results from the Bailey and Patton lawsuits. In the Bailey cases, state and local government retirees filed a class action suit as a result of the 1989 repeal of income tax exemptions for state and local government retirement benefits. In Patton v. State of North Carolina (filed May 1995), federal retirees filed a lawsuit in state court for tax refunds for the years 1989 through 1994 alleging that adjustments made in response to the 1989 repeal of the tax exemption for state retirees constituted unlawful discrimination against federal retirees. On June 9, 1998, the state and the various retirees involved in the Bailey and Patton cases settled their respective cases in the amount of $799 million. Of this amount, $400 million will be disbursed as tax refunds during FY 1999, and $399 million will be paid in refunds during FY 2000.

         As North Carolina's economy expands so does its population. In 1999 North Carolina's population grew 1.4% to 7.65 million people.

         Bond Ratings. Moody's, Standard & Poor's and Fitch all rate State of North Carolina general obligation bonds as AAA, making North Carolina one of only a few states to maintain three AAA ratings. In addition, approximately 25% of all AAA ratings for state and local governmental units nationwide are located in North Carolina.


OHIO RISK FACTORS

         Ohio's economy relies in large part on agriculture and durable goods manufacturing, and the state's financial condition varies in accordance with the cyclical nature of those activities. In particular, Ohio's economic activity is concentrated in the following areas: manufacturing of motor vehicles and equipment, steel, rubber products; and household appliances.

         Over half of the state's area is devoted to farming and 16% of total employment is related to agribusiness. In addition, the economy is diversifying as more jobs are created in the service and non-manufacturing sectors.

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         The population in Ohio was estimated to reach 11,210,000 in 1998, constituting about 4.1% of the nation's population. While historically Ohio's unemployment rate has been higher than the national rate, in recent years the rate has declined: in 1998 and 1999 the unemployment rate in Ohio was 4.3% versus the national rates of 4.5% and 4.2%, respectively. State rates were slightly higher than national in January and February 2000 but slightly lower in March.

         There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on state or local finances generally, will not adversely affect the market value of Ohio obligations or the ability of particular obligors to make timely payments of debt service on those obligations.


STATE AND LOCAL GOVERNMENT

         State operations in Ohio are financed on a fiscal biennium basis through the General Revenue Fund (the GRF), which is funded primarily by personal income and sales taxes. The state maintains a Budget Stabilization Fund that is used to cover any imbalances in the GRF. Ending balances of the GRF have varied in relation to national economic conditions, with higher ending balances in recent years. Recent budget expenditures include: School building assistance; Classroom computers and interactive video distance learning; Budget Stabilization Fund maintenance; and Maintenance of Ohio's Income Tax Reduction Fund.

The state's general operating budget for the 2000-01 biennium is set at $51 billion.

         Subject to a $750,000 exception in cases of unexpected expense or casual deficits, the state may not incur or assume debt without a popular vote. The vote determines the sources of debt repayment. In some cases the repayment of obligations is limited to revenue from certain sources, such as revenue from related activities or from non-tax revenue. These restrictions limit access to available funds for repayment of debts, and could make it harder for the state or local governments to meet their obligations.

         A constitutional amendment approved by the voters in November 1999 authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($140 million issued as of March 24, 2000) and facilities for state supported and assisted institutions of higher education ($150 million issued).

         That 1999 amendment also provided that State general obligation debt and other debt represented by direct obligations of the State (including that authorized by the Ohio Public Facilities Commission and Ohio Building Authority, and some authorized by the Treasurer), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

         Ohio's general obligation bonds are rated AA+ by Standard and Poor's, Aa1 by Moody's and AA+ by Fitch.


OREGON RISK FACTORS

         Due to a shift in from reliance on the timber industry to the high technology industry and the effect of the Asian financial crisis, Oregon's economy is growing but at a slower rate than previous years.

         Oregon unemployment decreased to 5.6% during 1998, down from 5.8% in 1997 but remains above the national average of 4.5%. The total population of the state is expected to reach 3.4 million by 2000, a 4.2% increase over the 3.26 million estimate in 1998.

         Manufacturing job growth slowed in the second half of 1997 and has continued to remain slow since then. Manufacturing is expected to grow 0.9% in 2000 and 1.5% in 2001. The non-manufacturing sector has grown

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more rapidly than the manufacturing sector and was estimated to provide over 1.3 million jobs in 1998. It is expected that jobs in this sector will increase 2.3% in 2000 and 2.2% in 2001.

         The service-producing sectors recorded solid gains in the last quarter of 1999. Non-health services added 5,400 jobs for an 8.2% increase. The strongest growth was in business services and engineering and management services. The service sector should see annual job growth of 3.4% in 2000 and 3.0% in 2001.

         Oregon's preliminary per capita personal income figures for 1998 confirm the state's strong economic performance. Overall, personal income rose 3.6% in 1998, as compared to the national figure of 4.7%.

         The Oregon Office of Economic Analysis expects Oregon's economy to outperform the nation

         Oregon's job growth is projected to increase from 1.7% in 1999 to 2.1% in 2000 and 2001. Personal income increased 5.8% in 1998 and 5% in 1999. It is expected to grow by 6.0% in 2000 and 5.9 in 2001. Wage and salary income is expected to grow 6.7% in 2000 and 2001.

         Ballot Measure 50, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90% of its 1995-96 value. The measure also limits future growth on taxable value to 3% a year, with exceptions for items such as new construction, remodeling, subdivisions, and rezoning. It establishes permanent tax rates for Oregon's local taxing districts, yet allows voters to approve new, short-term option levies outside the permanent rate limit if approved by a majority of a 50% voter turnout.

         Actual General Fund revenue for the 1995-97 biennium was $7,731.58 million. The Office of Economic Analysis projects General Fund revenue to be $8,573.2 million for the 1997-99 biennium. This is an increase of $69.1 million compared to the March 1998 forecast. The June 1997-99 revenue projection is $348.1 million higher than the 1997 close of legislative session (COS) forecast. The beginning balance is estimated to be $794.2 million. The 1997-99 total General Fund resource estimate is $9,367.4 million.

         A surplus kicker refund credit is projected for personal income taxpayers. If the current forecast holds, a refund of $356.2 million will be paid to taxpayers in the fall of 1999. No corporate kicker credit is forecast.

         General Fund revenue is projected to be $10,013.4 million for the 1999-2001 biennium and $11, 135.2 million for the 2001-003 biennium (an increase of 11.2% over 1999-2001). As of June 30, 1998, total outstanding general obligation bonds was $2.96 billion. The debt service requirements, including interest of approximately $2.1 billion, as of June 30, 1998, was $5.17 billion.

         All outstanding general obligation bonds of the State of Oregon are rated AA by Standard & Poor's, Aa2 by Moody's, and AA by Fitch. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.


PENNSYLVANIA RISK FACTORS

         Generally. The Commonwealth of Pennsylvania historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of the Commonwealth's economy continues to diversity unto the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries. The Commonwealth continues to enjoy its longest period of economic growth and most of its sectors have created new jobs with unemployment rates comparable to the national average.

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         Pennsylvania's economy is projected to continue its expansion during
2000. Consumer spending, supported by continued gains in income, will help sustain economic growth but at lower levels than in recent years due to continued losses in durable and nondurable manufacturing.

         State Government. The Constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate approved programs, such as economic revitalization, land and water development, and water facilities restoration; and for special purposes approved by the General Assembly, such as disaster relief. Further, the Commonwealth further issues tax anticipation notes ("TANS") to meet operating cash needs during certain months of the fiscal year.

         The Governor has proposed a General Fund Budget for 2000-01 that strengthens public education, emphasizes and encourages job creation and business development, protects the environment, returns money to taxpayers and promotes personal self-sufficiency. The proposed 2000-01 General Fund Budget is $19.7 billion, an increase of $339 million, or 2.1 percent. Furthermore, $643.5 million tax reductions and tax rebates are proposed in 2000-01 to help families and to stimulate job creation and retention. This is the largest proposed tax cut in Pennsylvania history. With the transfer at the end of 2000-01, the reserve balance in the Commonwealth's Rainy Day Fund will exceed $1.1 billion, nearly seventeen times the balance in 1994-95.

         Philadelphia. The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated 1998 population of 1.43 million according to the U.S. Bureau of the Census, ranking 6th in metropolitan areas of the U.S. Philadelphia functions both as a first class city and county for the purpose of administering various governmental programs. Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 30, 1996.

         Ratings. All outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by Standard & Poor's, Aa3 by Moody's, and AA by Fitch. Standard & Poor's rating on City of Philadelphia general obligation bonds is BBB, and Moody's rating is Baa2. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

         Risk Factors. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.


TENNESSEE RISK FACTORS

         Economic Outlook. The Tennessee economy continued its healthy pace of economic expansion through 1998. In 1998, Tennessee's population was recorded at
5.47 million, an increase of 81,000 from 1997. The state's strong economy and economic expansion is expected to continue over the next five years. Tennessee's overall nonagricultural job growth for 1999 was approximately 1 percent and all nonagricultural sectors, with the exception of the manufacturing sector, grew in 1999. Furthermore, personal income increased by approximately 1 percent in 1999. In 1998, personal income in the state was approximately $127.4 million and the per capita personal income was approximately $23,300. In addition, Tennessee's unemployment rate for 1999 was 4.0 percent, which was below the national average of 4.2 percent for 1999. Based on current projections, the state's overall growth is expected to exceed that of the national average in future years.

         In 1999, the service sector accounted for 716 thousand jobs, which is 27 percent of all nonagricultural jobs in the state. The number of service sector jobs increased by over 12,000 from 1998. In addition, jobs in the trade sector increased to 628 thousand jobs in 1999, accounting of 23 percent of all nonagricultural jobs in the state. The

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manufacturing sector, which has decreased each year since 1996, accounted for
509 thousand jobs and 19 percent of all nonagricultural jobs in the state.

         Revenues and Expenditures. The state's expenditures for Fiscal Year 1999 were $12.44 billion. The actual General Fund revenues for 1999 were $8.46 billion with General Fund expenditures of $8.05 billion. Overall revenues for 1998 were $13.85 billion with expenditures of $12.80 billion.

         As of June 30, 1999, the state had a number of debt issues outstanding:
$927.6 million of general obligation bonds, $23.6 million of enterprise fund debt with state commitment, and $135.3 million of internal service fund debt with state commitment. Under current state statutes, the state's general obligation bonded debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 1999, the state's annual legal debt service limit of $421.3 million was well above the debt service required of $125.9 million. Tennessee's main revenue source in 1999 was taxes, 50.4 percent, with Federal Government funding constituting 38 percent and departmental services constituting 9 percent of the state's revenue.

         Legal Proceedings. Tennessee is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. The Tennessee Supreme Court affirmed a case in which the lower court found the Tennessee Department of Revenue improperly defined non-business earnings for tax purposes. Although this case involved only $925,000, its outcome could affect future cases and could have a detrimental impact to Tennessee's revenue base. The Tennessee Supreme Court also reversed a similar case in which the lower court found the taxpayer's partial sale of business holdings resulted in taxable business income. Although the Tennessee Supreme Court differentiated this case from the previous one, these cases may create future litigation challenging Tennessee's corporate tax and impacting revenue.

         Debt Administration. The State Constitution of Tennessee requires a balanced budget. No legal authority exists for deficit spending for operating purposes beyond the end of a fiscal year. Tennessee law permits tax anticipation borrowing, but any amount borrowed must be repaid during the fiscal year for which the borrowing was done. Tennessee has not issued any debt for operating purposes during recent years with the exception of some advances which were made from the Federal Unemployment Trust Fund in 1984. No such advances are now outstanding, nor is borrowing of any type for operating purposes contemplated.

         The State Constitution of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. Under State law, the term of bonds authorized and issued cannot exceed the expected life of the projects being financed. Furthermore, the amount of a debt obligation cannot exceed the amount authorized by the General Assembly.

         Bond Ratings. State of Tennessee general obligation bonds have been assigned the following ratings: Standard & Poor's, AAA (-watch for down grade); Moody's, Aaa; and Fitch, AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Portfolio of a Tennessee Trust may not be adversely affected by changes in economic or political conditions.


TEXAS RISK FACTORS

         Economic Outlook. In fiscal 1999, the Texas economy not only grew, but for the seventh straight year, over 200,000 net jobs were added. Total nonfarm employment now stands at 9.2 million. While the Texas economy has seen employment growth in every fiscal year since 1986, talk of a soft landing is relevant again, as Texas' economic growth was slightly slower in fiscal 1999 than in fiscal 1998. This was largely due to the drag of weak export markets.

         While the Texas economy increasingly resembles the national economy in its economic cycles, it remains ahead of the nation. Texas nonfarm employment in fiscal 1999 advanced by 2.7 percent, with 243,000 more jobs

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than in fiscal 1998. Texas' employment growth exceeded the U.S. rate of 2.2 percent by about a half percentage point. This gap is narrower than usual, largely because of job losses in the oil and gas industry, which is more concentrated in Texas than nationwide. Total exports from Texas, responding to economic weakness in East Asia, Europe and South America, appear to have declined during fiscal 1999, based on estimates from the first three-quarters of the year.

         Despite the pullback, the Texas economy remains relatively strong. Although the energy industry is weak, the overall state unemployment in fiscal 1999 averaged 4.7 percent, its lowest rate in twenty years. Inflation, also, is at its lowest rate - on a sustained basis - since the 1960s, and technological advances have allowed unusually large leaps in worker productivity. As a result, the current mild slowdown in Texas job growth is not braking gross state product growth very much. Although job growth dipped from 3.8 percent from the beginning to end of fiscal 1998, compared to 2.7 percent for fiscal 1999, the state's real gross product still advanced at nearly the pace of fiscal 1998. Texas' real gross state product in fiscal 1998 grew by 5.8 percent, with an increase of 5.6 percent estimated for fiscal 1999.

         Jobs in Texas construction in fiscal 1999 increased at double the rate of overall Texas job growth, as it had during the previous four years. By the end of fiscal 1999, there were 529,000 construction workers in Texas, a remarkable increase of nearly 40 percent in five years, from 384,000 at the end of fiscal 1994. Low mortgage rates, rapid net migration, high consumer confidence, and strong employment growth in personal income have inspired the market for housing starts to reach 169,000 during the fiscal year, for the busiest year since 1985. Nonresidential construction exceeded an estimated 161 million square feet in fiscal 1999, also the highest level since 1985. Construction was the state's fastest growing major industry, added 27,000 jobs statewide in fiscal 1999, for an increase of more than 5.3 percent. The Comptroller's Spring 1999 forecast expects a breather around the corner for the Texas construction industry. Strong levels of construction activity will continue, but the stellar growth rates of recent years are expected to ease, as national and state economic growth contracts.

         Texas manufacturing employment grew from 5.3 percent of all U.S. manufacturing jobs in 1991 employment to 6.0 percent in 1999, and Texas' ranking among the states in the total number of manufacturing jobs has risen from seventh to second over the past dozen years. Despite these statistics, the number of Texas manufacturing jobs declined in fiscal 1999, from 1.108 million at the end of fiscal 1998 to 1.103 million at the end of fiscal 1999, for a loss of nearly 5,000 jobs, or 0.4 percent. More than half of the net job losses were in the textile and apparel industries, as Levi Strauss & Company closed its remaining Texas plants. Even without net employment growth, the overall gross state product from manufacturing continued to rise, due to increasing productivity per worker and a mix of more highly skilled manufacturing employees.

         In the past, the state's transportation, communications, and public utilities industry (TCPU) generally was relatively slow growing and stable. Over the past five years, despite losses in an uncertain utilities sector, TCPU has been one of the state's fastest growing industries, with 4.1 percent average annual employment increases. TCPU now has 562,000 employees. Communications, in particular, has exploded, with thriving opportunities in Internet and cellular telephone services. Some regulatory liberalization has allowed companies in telecommunications to diversify into other markets. Communications is among the state's most rapidly expanding sectors, having added 5,700 jobs, or 4.4 percent employment growth, during fiscal 1999. Transportation added 14,500 jobs (4.2 percent), while electric, gas, and sanitary utilities, being confronted with a changing regulatory environment, lost 800 jobs (-1.1 percent).

         Utilities may see a small employment gain in 2000 and 2001, following eight years of declining job numbers. Concerns about potential deregulation will now give way to actual deregulation as passed by the 1999 Legislature, clearing up fears about unknown roadblocks that previously had made planning for the future a murky process. Continued job losses due to competitive pressures and eventual deregulation in 2002 will be countered by the jobs generated by new players entering the picture to meet demand rooted in population growth and continued net migration. Over the next two years, the net effect will be little change in public utilities employment.

         The bulk of recent growth in Texas' wholesale trade industry is related to the increasing role of computers, electronics, medical technology manufacturing, and Mexican trade. In fiscal 1998, wholesalers increased employment by 4.7 percent, followed by an additional 2.7 percent growth in fiscal 1999, reaching 534,000 workers. Most of the new jobs added involved trade of computer and electronics products. Retail trade added jobs more slowly, at about 2.7 percent in fiscal 1998 and 1.8 percent in fiscal 1999, although retailers of home furnishings, automobiles, books, gifts/novelties, and mail-order products generally had soaring sales over the past two years. Retail trade employment stands at 1.62 million.

         The trade industry can expect lower employment growth rate over the next two years, of about 1.5 to 2 percent. The best outlook is for wholesale trade and retail operations related to communications and Internet services, variety stores, and miscellaneous furnishings. Because construction is likely to slow if mortgage rates edge upward, the next few years will witness slower growth for retailers of building materials and hardware.

         The Finance, Insurance, and Real Estate (FIRE) industry had a solid year in fiscal 1999, adding 19,100 jobs, for a growth rate of 3.8 percent to reach 517,000. Again the industry substantially outpaced the overall state economy, spurred in large part by solid investment markets. All components of FIRE added jobs, with the fastest growth rate in the "other finance and real estate" segment, which includes investment firms. This segment was among the fastest growing subindustries in the Texas economy in fiscal 1999, adding 11,200 jobs (up 5.2 percent) over the year. Despite a couple of strong years in FIRE, the Comptroller's econometric forecast expects a marked job growth slowdown in the industry over the next two years.

         Employment growth in the Services industry - which employees 2.64 million Texans - accounted for nearly half of Texas job growth in fiscal 1999. The services sector added a net 120,200 jobs over the fiscal year, for a notable
4.8 percent increase. Engineering, business, and repair services were clearly where the action was, with business and repair services growing by 7.4 percent and alone accounting for one-fifth of the total job growth statewide. Although smaller in numbers, engineering and management services grew even faster, adding 17,700 jobs and advancing at a rather astounding 7.6 percent for the year.

         The biggest strides in services over the near term are expected in business services (including credit reporting, building maintenance, temporary help - supply and security services, computer, photographic, and information retrieval services) and repair/engineering services (including accounting and consulting services). Business, repair and engineering, growing by 6 to 7 percent annually through 2001, is a very resilient combination of industries, including the temporary employment services sector, which can continue to grow as the demand for different services shifts between industry components.

         The federal and state government sectors remain a difficult place to find employment in Texas. State government employment declined by 1,100 in fiscal 1999, while federal government employment eked out a small gain of 1,000 jobs, for its first gain since fiscal 1990. Budget constraints and defense cutbacks this decade have reduced Texas civilian federal government employment by nearly 1/10th since 1990. Federal civilian employment in fiscal 2000, estimated to average 188,000, will be up slightly from 1999 because of hiring for the decennial census. State government likely will see another two years of job losses in fiscal 2000 and 2001, averaging 1 to 1.5 percent declines annually. Job losses in state colleges and universities, as well as the expanded use of consultants and the private-sector outsourcing of certain tasks, underlie these trends.

         Mexico is Texas's largest market, thanks in part to its proximity, trade liberalization and the peso recovery. Beginning in 1997, the economic outlook for border areas has improved in the aftermath of the 1994 peso devaluation. Mexico's fiscal crisis had spilled over to Texas border retailers. With Mexico's economy continuing to improve, retail activity along the border is increasing and feeding job growth and construction. Texas has also increased its investments in basic infrastructure along the Mexican border in order to take advantage of its location and further increase exports. The State's exports totaled $84 billion in 1997 and are expected to reach $90 billion in 1998, $98 billion in 1999 and $107 billion in 2000.

         Over the past ten years, per capita personal income growth in Texas has trailed behind the United States as a whole. Since 1986, Texas has experienced an average of 4.7% annual income growth, compared to the national average annual increase of 4.9%. In 1998, per capita personal income in the State reached $25,028 or 94.7% of the national average ($26,482). Texas ranked 28th among the fifty states in per capita personal income in both 1996 and 1997 but moved up to 26th place in 1998. Texas ranked 2nd in 1998 in annual percentage change in per capita income with growth of 5.3%.

         Total nonfarm job growth during fiscal 1999 was 2.7 percent, real wages per worker increased by nearly 3 percent, and net migration - at about 184,000 added Texans during the year - continued to fuel economic growth. Exports during the first three-quarters of the fiscal year showed a net decline, and weak international markets may temporarily suppress a return to rapid export growth. Still, Texas exports more than doubled from fiscal 1990 through fiscal 1999, and now total about $85 billion annually. Consumer confidence remains relatively high and the Texas leading economic indicator index expects continued growth. Growth rates are expected to moderate somewhat from the higher rates of the past three years, stepping back from nearly 6 percent annual real GSP growth to about 4 percent, but this is more than adequate to provide for a healthy state economy on the near-term horizon.

         Revenue and Expenditures. Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and federal grants. Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's largest source of income in fiscal 1998 and 1999, increasing 2.7% and 10.2%, respectively and totaling 29.0% of total revenue in both years. Sales tax, which had been the main source of revenue between 1981 and 1993, was second, accounting for 27.5% of total revenues in fiscal 1998 and 27.2% in 1999. For the past 11 years, the sales tax has produced more revenue each year than all other taxes combined. Total sales tax collections for 1999 reached $13 billion, an increase of 4.3% over fiscal 1998. Net revenues for general and special funds at the end of fiscal 1999 totaled $50.9 billion.

         Expenditures at the end of fiscal 1999 increased by 5.7% over fiscal 1998 for a total of $45.7 billion. Texas' largest expenditure is education. In fiscal year 1999, 37.7% of the $45.7 billion was spent on education, a 3.7% increase over fiscal year 1998. Second only to education, 35.1% of all expenditures were for health and human services.

         With certain specific exceptions, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State unless the voters of the State, by constitutional amendment, authorize the issuance of debt (including general obligation indebtedness backed by the State's taxing power and full faith and credit). The Texas Constitution authorizes the state to issue bonds to finance several specific programs. There are two types of bonds, general obligation bonds and revenue bonds. The revenue bonds are for those agencies that make debt service payments through the State Treasury. Together, these bonds totaled $6.7 billion at the end of fiscal year 1999. This is a 1.6 percent decrease from the $6.8 billion in bonds outstanding at the end of fiscal year 1998. Many of these were issued by the Veterans' Land Board and the Texas Public Finance Authority.

         Though the full faith and credit of the State are pledged for the payment of all general obligations issued by the State, much of that indebtedness is designed to be eventually self-supporting from fees, payments and other sources of revenues; in some instances, the receipt of such revenues by certain issuing agencies has been in sufficient amounts to pay the principal of and interest on the issuer's outstanding bonds without requiring the use of appropriated funds.

         Pursuant to Article 717k-2, Texas Revised Civil Statutes, as presently amended, the net effective interest rate for any issue or series of Bonds in a Texas Trust is limited to 15%. In March, 1993, the Legislature passed a proposed constitutional amendment which would allow a limited amount of money to be "recaptured" from wealthy school districts and redistributed to property-poor school districts. However, the amendment was rejected by the voters on May 1, 1993, requiring the Legislature to develop a new school finance plan. At the end of May, 1993, the Legislature passed a new school finance bill that provides school districts with certain choices to achieve funding equalization. The Texas Supreme Court upheld this school finance law in January, 1995.

         The same economic and other factors affecting the State of Texas and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State. Declining revenues caused by the downturn in the Texas economy in the mid-1980s forced these various other issuers to raise taxes and cut
                                    Page 38
services to achieve the balanced budget mandated by their respective charters or applicable State law requirements. Standard & Poor's and Moody's assign separate ratings to each issue of bonds sold by these other issuers. Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds.

         A wide variety of Texas laws, rules and regulations affect, directly or indirectly, the payment of interest on, or the repayment of the principal of, Bonds in a Texas Trust. The impact of such laws and regulations on particular Bonds may vary depending upon numerous factors including, among others, the particular type of Bonds involved, the public purpose funded by the Bonds and the nature and extent of insurance or other security for payment of principal and interest on the Bonds. For example, Bonds in a Texas Trust which are payable only from the revenues derived from a particular facility may be adversely affected by Texas laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Bonds in a Texas Trust, the payment of interest and principal on which is payable from annual appropriations, may be adversely affected by local laws or regulations that restrict the availability of monies with which to make such appropriations. Similarly, Bonds in a Texas Trust, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by declines in real estate values and by Texas laws that limit the availability of remedies or the scope of remedies available in the event of a default on such Bonds. Because of the diverse nature of such laws and regulations and the impossibility of predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Bonds in a Texas Trust and, therefore, on the Units.

         From the time Standard & Poor's began rating Texas general obligation bonds in 1956 until early 1986, that firm gave these bonds its highest rating, AAA. In April 1986, in response to the State's economic problems, Standard & Poor's downgraded its rating of Texas general obligation bonds to AA+. Standard & Poor's further downgraded the general obligation debt rating in July 1987 to its current AA rating. Moody's has rated Texas bonds since prior to the Great Depression. Moody's upgraded its rating of Texas general obligation bonds in 1962 from Aa to Aaa, its highest rating, following the imposition of a statewide sales tax by the Legislature. Moody's downgraded such rating to Aa in March 1987 and currently publishes a Aa1 rating for Texas general obligation bonds. Fitch rates Texas general obligation bonds AA+. No prediction can be made concerning future changes in ratings by national rating agencies for Texas general obligation bonds or concerning the effect of such ratings changes on the market for such issues.

         This summary is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in Texas, including information provided in official statements of recent Texas State issues. Historical data on economic conditions in Texas is presented for background information only, and should not be relied on to suggest future economic conditions in the State.

         The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Texas Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Texas Trusts to pay interest on or principal of the Bonds.

VIRGINIA RISK FACTORS

         A Virginia Trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia Bonds. Without intending to be complete, the following briefly summarizes some of these matters, as well as some of the factors affecting the financial situation in the Commonwealth of Virginia (the "Commonwealth" or "Virginia"). This information is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Virginia. No independent verification has been made of the accuracy or completeness of the following information.

         There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances, generally will not adversely affect the market value of Virginia Bonds held in the portfolio of a Virginia Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

         Economic Outlook. The Commonwealth's financial condition is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade and government (federal, state and local). Defense activity is also an important component of Virginia's economy.

         The Virginia economy has experienced a significant and sustained period of economic growth since 1991. During 1999, Virginia continued to outpace national growth rates in most measures of economic activity. While the Commonwealth's labor market remained tight, its citizens have received benefits from increased job growth and higher real wages and salaries.

         The service sector accounted for a significant amount of job growth, with the majority of these jobs in high technology services. In addition, the strength of the Commonwealth's retail sales and housing market was reflected in employment growth in the retail trade and construction sectors. Although job losses continued in the manufacturing and federal government sectors, they were less severe than expected.

         The magnitude of job losses from federal government downsizing on the Virginia economy is considerably smaller than it has been in the past few fiscal years. From 1991 to 1998, job losses from federal government downsizing numbered more than 60,000, nearly a typical year's job growth. In the coming years, job losses in the federal sector are expected to be less significant. Most job losses resulted from continued defense downsizing and federal government cutbacks in Northern Virginia and Hampton Roads.

         Strong job growth pushed Virginia's unemployment rate down to a record low 2.8% in 1999. The outlooks still looks good as unemployment has continued to fall and rests at 2.7% as of April 2000. The Commonwealth's population, however, grew by only 1.2%, causing additional pressures on the labor market. Because of the tight labor market, Virginia companies have been raising wages and salaries in order to attract new workers. Per capita personal income in the state grew to $29,484, which ranks 16th in the United States.

         Foreign exports are an important part of the Virginia economy. Its exports accounted for about 5% of Virginia's Gross State Product (GSP). Canada and Japan are its most important trade partners, followed by Belgium, South Korea, Germany and Mexico.

         Revenues and Expenditures. Virginia uses a cash basis of accounting for budgetary purposes. Revenues and expenditures are recorded at the time cash is actually received or disbursed according to the provisions of the Appropriation Act. The Commonwealth's total revenue comprises two major resources: the General Fund and non-general funds. More than half of the state's revenues are "non-general funds" or funds earmarked by law for specific purposes. For example, motor vehicle and gasoline taxes must pay for transportation programs, student tuition and fees must support higher education, and federal grants are designated for specific activities. General Fund revenues are derived from general taxes paid by citizens and businesses in Virginia.

         During Fiscal 1998, General Fund revenues totaled $9.20 billion. The overall revenue increase of 8.3% is attributable to favorable individual income and sale and use tax revenue collections, which reported 14.3% and 5.1% growth, respectively. Individual income taxes accounted for 59% of General Fund resources, while sales taxes made up 21%. These revenues plus other direct revenues from outside sources totaled $8.8 billion or 96% of all resources. The remaining monies totaling $391 million came through transfers from other funds, including alcoholic beverage sales and lottery profits.

         The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. General Fund disbursements including transfers for Fiscal 1998 totaled $8.7 billion, up 7.3% from the previous fiscal year. Expenditures totaled $7.3 billion and transfers to other funds were $1.4 billion. Education accounted for 44%, while social services, Medicaid, public health and mental health accounted for 27% of the General Fund. Expenditures, not including transfers, increased by $431 million over the prior year. Of the total increase, justice administration and economic development both accounted for about 10%.

         Debt Management. The total outstanding debt of the Commonwealth as of the end of Fiscal Year 1998 was $11.75 billion. Long term bonds and notes represent 96% of all debt, while the remaining 4% consists of capital leases, installment purchase contracts and various other payables. A total of $1.14 billion, or 9.7% of all debt, is a general obligation of Virginia taxpayers and supported by a pledge of all tax revenues and other monies of the Commonwealth. Other tax-supported debt (limited obligations) totaled $2.6 billion and was outstanding at the end of Fiscal 1998. This accounted for 21.9% of all debt on the books of the Commonwealth. Non-tax supported debt makes up 68.4% of all debt in the Commonwealth. The majority of this debt is issued by various authorities that are created under state law to issue bonds to finance various programs considered to provide a benefit to the public. Total debt in this category at the end of Fiscal 1998 was $8.04 billion.

         Ratings. The Commonwealth of Virginia maintains a AAA bond rating from Standard & Poor's, Moody's and Fitch on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. There can be no assurances that these conditions will continue, nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to the economic risks or uncertainties peculiar to the issuers of such securities or to the sources from which they are to be paid.

                                   SEC FILE NO.  333-57025
                                 40 ACT FILE NO.  811-2271


                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                              POST-EFFECTIVE
                              AMENDMENT NO. 3
                                     TO
                                  FORM S-6


For registration under the Securities Act of 1933 of Securities of Unit Investment Trusts registered on Form N-8B-2

            Nuveen Tax-Free Unit Trust, Series 1009           (fORMERLY KNOWN
As Nuveen Tax-Exempt Unit Trust)

                         JOHN NUVEEN & CO. INCORPORATED
                               (Name of Depositor)


                            333 West Wacker Drive
                            Chicago, Illinois  60606
             (Complete address of Depositor's Principal Executive Offices)


John Nuveen & Co., Incorporated          Chapman & Cutler
 Attention:  Gifford R. Zimmerman         Attention:  Eric F. Fess
 333 West Wacker Drive                    111 West Monroe Street
 Chicago, Illinois  60606                 Chicago, Illinois  60603
            (Name and complete address of Agents for Service)




An indefinite number of Units has been registered pursuant to Rule 24F-2 promulgated under the Investment Company Act of 1940, as amended. On February 28, 1990, a Rule 24F-2 Notice with respect to this Series was filed with the Securities and Exchange Commission.

It is proposed that this filing will become effective (check appropriate box)


(     )  Immediately upon filing pursuant to paragraph (B)
 (  X  )  On October  1, 2001 pursuant to paragraph (B) of Rule 485
 (     )  60 days after filing pursuant to paragraph (A)
 (     )  On (date) pursuant to paragraph (A) of Rule (485 or 486)


(     )  Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.






          Contents of Post-Effective Amendment
                of Registration Statement


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                 The Facing Sheet


                 The Prospectus


                 The Signatures


                 The Consent of Independent Accounts


Part One of the Registrant's Prospectus, filed separately, is incorporated by this Reference hereto.


      PAGE   2


Tax-Free Unit Trust


Series 1009


Florida Insured Trust 259                              13,084.106 Units
Massachusetts Insured Trust 154                        16,593.827 Units

Prospectus - Part Two
 Revision Date October  1, 2001

Note: This Prospectus Part Two may not be distributed unless accompanied by Part One.

Currently Offered at Public Offering Price plus interest accrued to the date of settlement. Minimum purchase - either $5,000 or 50 Units, whichever is less.

THE UNITS of fractional undivided interest in the Nuveen Tax-Free Unit Trust being offered hereby are issued and outstanding Units that have been reacquired by John Nuveen & Co. Incorporated either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. The price paid in each instance was not less than the Redemption Price determined as provided in Part One under the caption "How Units May Be Redeemed Without Charge." The Units are being offered at the Public Offering Price computed in the manner described in Part One under the caption "Public Offering Price." Any profit or loss resulting from the sale of Units will accrue to John Nuveen & Co. Incorporated and no proceeds from the sale will be received by the Trust.


THE NUVEEN TAX-FREE UNIT TRUST consists of a number of underlying separate unit investment trusts, each of which contains a diversified portfolio of interest-bearing obligations issued by or on behalf of the states (or in the case of State Trusts, primarily by or on behalf of the State for which such State Trust is named) and counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel to each issuer, exempt from all Federal income tax and, in the case of a State Trust, from State income taxes in the State for which such State Trust is named. All Bonds in each Trust were rated in the category "A" or better by Standard & Poor's Corporation or Moody's Investors Service, Inc. on the Date of Deposit ("BBB" or "Baa", respectively, or better by such services in the case of National Traditional Trust 76 and earlier National Traditional Trusts). Current ratings, if any, on Bonds in a Trust are set forth in the Schedule of Investments for such trust herein.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                                 ESSENTIAL INFORMATION REGARDING THE TRUST(S)

                                           As Of July 31, 2001

                          Sponsor and Evaluator.......John Nuveen & Co. Incorporated

                          Trustee.................The Chase Manhattan Bank, N.A.

The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions.  Unitholders choosing distributions quarterly or semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plans.




                                                                         Florida Insured      Massachusetts

                                                                            Trust 259       Insured Trust 154

---------------------------------------------------------------------  ------------------  ------------------


Principal Amount of Bonds in Trust...................................   $    1,190,000      $    1,665,000

Number of Units......................................................       11,704.553          16,556.827

Fractional Undivided Interest in

  Trust Per Unit.....................................................   1/  11,704.553      1/  16,556.827

Public Offering Price ---

  Less then 1,000 Units

    Aggregate Bid Price of Bonds in Trust............................   $    1,126,593      $    1,594,908

    Plus Sales Charge <F1>...........................................   $       65,333      $       92,236

      Total..........................................................   $    1,191,926      $    1,687,144

    Divided by Number of Units.......................................   $    101.83         $    101.90

    Plus Cash Per Unit <F2>..........................................   $(     0.34)        $(     0.35)

    Public Offering Price Per Unit <F3>..............................   $    101.49         $    101.55

Redemption Price Per Unit (exclusive of

  accrued interest)..................................................   $     95.91         $     95.98

Sponsor's Repurchase Price Per Unit

  (exclusive of accrued interest)....................................   $     95.91         $     95.98

Excess of Public Offering Price Per Unit

  over Redemption Price Per Unit.....................................   $      5.58         $      5.57

Excess of Public Offering Price per Unit over

  Sponsor's Repurchase price Per Unit................................   $      5.58         $      5.57

    Par Value Per Unit <F4>..........................................   $    101.32         $    100.21

Calculation of Net Annual Interest Income

  Per Unit

    Annual Interest Income...........................................   $      4.7108       $      4.7889

    Less Estimated Annual Expense....................................   $      0.2704       $      0.2487

    Net Annual Interest Income.......................................   $      4.4404       $      4.5402

Daily Rate of Accrual Per Unit.......................................   $      0.01233      $      0.01261

Trustee's Annual Fee per $1000 principal (6).........................   $      1.5097       $      1.5055

Estimated Current Return <F5>........................................          4.38%               4.47%

Estimated Long Term Return <F5>......................................          4.48%               4.54%

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange next following receipt by John Nuveen & Co. Incorporated of an order for a sale or purchase of units or receipt by United States

Trust Company of New York of units tendered for redemption.



-------------------------------------------------------------------------------------------------------------

<F1>
(1)      See "Public Offering Price" in Part One for the method by which the sales charge is calculated.

<F2>
(2)   This amount represents cash held by the Trust (or an advancement of cash to the Trust by the Trustee) which may amount to less than $.01 per Unit and is added to (or deducted from) the Public Offering Price.

<F3>
(3)   Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase).  On the above date there was added to the Public Offering Price of the Florida Insured Trust

259 and Massachusetts Insured Trust 154, respectively, $101.49 and $101.55,

accrued interest to the settlement date of $.06 and $.03, for a total price of

$101.55 and $101.58, respectively.

<F4>
(4)   Par value per Unit is each Unit's pro rata share of aggregate principal amount of Bonds in the Trust adjusted to reflect cash, if any, held in or advanced to the Principal Account.

<F5>
(5)   See "Estimated Long Term Return and Estimated Current Return" in Part

One for an explanation of these returns.

<F6>
(6)  Notwithstanding anything to the contrary in Part One, the Trustee's

Annual Fee is set forth herein.  The Trustee's Annual Fee per $1000 principal amount of Bonds set forth above is calculated for Unitholders electing the monthly plan of distribution. The Trustee's Annual Fee per $1000 principal amount of Bonds for Florida Insured Trust 259 and Massachusetts Insured Trust

154 will be $1.1897 and $1.1855, under the quarterly distribution option and

$0.9997 and $0.9955, under the semi-annual distribution option.






      PAGE   4






                               Essential Information Regarding the Trust(s) on

                                         Date of Deposit (Continued)



General Information



Record Dates ................................................  See "Distributions to Unitholders" in Part One

Distribution Dates ..........................................  See "Distributions to Unitholders" in Part One

Minimum Principal Distribution .............................................................  $0.10 per Unit.

Date Trust Established .......................................................................  June 25, 1998

Mandatory Termination Date ........................  See "Amendment and Termination of Indenture" in Part One

Minimum Value of Trust ............................  See "Amendment and Termination of Indenture" in Part One

Sponsor's Annual Evaluation Fee .................................  $0.188 per $1000 principal amount of Bonds




                            NUVEEN TAX-FREE UNIT TRUST

                            FLORIDA INSURED TRUST 259

                                  (Series 1009)



                             Statement of Net Assets

                                   May 31, 2001




Assets:

     Investments in municipal securities,

       at market value (Cost $1,264,419) (Note 1) ............... $   1,249,317

     Accrued interest receivable ................................        12,761

     Organizational Costs (Note 1) ..............................         1,053

                                                                  --------------



               Total assets ..................................... $   1,263,131

                                                                  --------------



Liabilities:

     Advance from Trustee ....................................... $      26,910

     Accrued trustee and evaluator fees .........................           289

                                                                  --------------



               Total liabilities ................................ $      27,199

                                                                  --------------



               Net assets, applicable to 13,084 units of

                 fractional undivided interest outstanding ...... $   1,235,932

                                                                  ==============



Net assets, represented by:

     Cost to original investors of 17,500 units sold ............ $   1,756,661

       Less initial underwriting commission (Note 1) ............  (     86,069)

                                                                  --------------

                                                                  $   1,670,592

     Less cost of 4,416 units redeemed ..........................  (    394,194)

                                                                  --------------

                                                                  $   1,276,398

     Undistributed net investment income ........................         6,023

     Unrealized appreciation (depreciation) of investments ......  (     15,102)

     Accumulated net realized gain (loss) from

       investment transactions ..................................  (     31,387)

     Principal distributions to unitholders of proceeds

       from investment transactions .............................             0

                                                                  --------------

                                                                  $   1,235,932

                                                                  ==============



Net asset value per unit:

                                                          Net Asset Value Per Unit

                                                    Before

             Type of                 Units         Accrued        Accrued

        Income Distribution       Outstanding      Interest       Interest         Total

     Monthly..................       5,001        $      94.00    $       .46    $      94.46

     Quarterly................       3,543               94.00            .46           94.46

     Semi-Annual..............       4,540               94.00            .46           94.46

                                ---------------  ============  ==============  ===========

                                    13,084

                                ===============







See accompanying notes to financial statements.




                                         NUVEEN TAX-FREE UNIT TRUST

                                         FLORIDA INSURED TRUST 259

                                               (Series 1009)



                             Statements of Operations and Changes in Net Assets





                                                                                                Period

                                                                                               June 25,

                                                               Year Ended May 31,              1998 to

                                                       ----------------------------------      May 31,

                                                             2001              2000              1999

                                                       ----------------  ----------------  ----------------

Statement of Operations




Investment income (Note 1):

  Interest income ...................................  $        62,950   $        71,029   $        76,531

                                                       ----------------  ----------------  ----------------



  Expenses (Note 3):

    Trustee fees and expenses .......................  $         2,959   $         3,302   $         2,853

    Evaluator fees ..................................              228               257               273

                                                       ----------------  ----------------  ----------------



        Total expenses ..............................  $         3,187   $         3,559   $         3,126

                                                       ----------------  ----------------  ----------------



            Net investment income ...................  $        59,763   $        67,470   $        73,405

                                                       ----------------  ----------------  ----------------



Realized and unrealized gain (loss) on investments

  (Note 1):

    Net realized gain (loss) from investment

      transactions ..................................  $             0   $(       32,802)  $         1,415

    Net change in unrealized appreciation or

      depreciation of investments ...................          131,232    (      126,773)   (       19,561)

                                                       ----------------  ----------------  ----------------



            Net gain (loss) on investments ..........  $       131,232   $(      159,575)  $(       18,146)

                                                       ----------------  ----------------  ----------------



Net increase (decrease) in net assets

    from operations .................................  $       190,995   $(       92,105)  $        55,259

                                                       ================  ================  ================





Statement of Changes in Net Assets

Operations:

  Net investment income .............................  $        59,763   $        67,470   $        73,405

  Net realized gain (loss) from investment

    transactions (Note 1) ...........................                0    (       32,802)            1,415

  Net change in unrealized appreciation or

    depreciation of investments .....................          131,232    (      126,773)   (       19,561)

                                                       ----------------  ----------------  ----------------



      Net increase (decrease) in net assets

        from operations .............................  $       190,995   $(       92,105)  $        55,259

                                                       ----------------  ----------------  ----------------



Distributions to unitholders from:

  Net investment income .............................  $(       59,510)  $(       68,390)  $(       66,715)

  Proceeds from investment transactions .............                0                 0                 0

                                                       ----------------  ----------------  ----------------



      Total distributions to unitholders ............  $(       59,510)  $(       68,390)  $(       66,715)

                                                       ----------------  ----------------  ----------------



Redemption of 150, 2,657 and

    1,609 units, respectively .......................  $(       13,941)  $(      225,501)  $(      154,752)

                                                       ----------------  ----------------  ----------------



Total increase (decrease) in net assets .............  $       117,544   $(      385,996)  $(      166,208)



Net assets at beginning of year .....................        1,118,388         1,504,384         1,670,592

                                                       ----------------  ----------------  ----------------

Net assets at end of year (including

  undistributed net investment income of

 $6,023,$5,770 and $6,690,respectively) .............  $     1,235,932   $     1,118,388   $     1,504,384

                                                       ================  ================  ================





See accompanying notes to financial statements.






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                     FLORIDA INSURED TRUST 259

                                                           (Series 1009)



                                                      Schedule of Investments

                                                            May 31, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    135,000        Bay County, Florida, Water System Revenue Bonds,     2007 at 101         AAA        Aaa     $    132,681

                     Series 1997, 5.125% Due 9/1/2022.



     250,000        Dade County, Florida, Aviation Revenue Bonds, Miami  2007 at 101.5       AAA        Aaa          243,987

                     International Airport, Series 1997C, 5.125% Due

                     10/1/2027.



     125,000        Dade County, Florida, Seaport General Obligation     2006 at 102         AAA        Aaa          122,886

                     Refunding Bonds, Series 1996 (General Obligation

                     Bonds), 5.125% Due 10/1/2021.



     235,000        Miami-Dade County, Florida, Professional Sports      2008 at 101         AAA        Aaa          226,716

                     Franchise Facilities, Tax Revenue Refunding Bonds,

                     Series 1998, 5.000% Due 10/1/2023.



     150,000        City of Miami Springs, Florida, Utilities Systems    2008 at 102         AAA        Aaa          144,410

                     Revenue Refunding and Improvement Bonds, Series

                     1998, 5.000% Due 9/1/2021.



      95,000        Peace River/Manasota Regional Water Supply           2008 at 101         AAA         --           91,176

                     Authority (Florida), Revenue Bonds (Peace River

                     Option Project), Series 1998A, 5.000% Due

                     10/1/2023.



     250,000        City of Port St. Lucie, Florida, Utility System      2007 at 101         AAA        Aaa          243,990

                     Refunding and Improvement Revenue Bonds, Series

                     1997A, 5.125% Due 9/1/2027.



     100,000        City of Tampa, Florida, Utilities Tax Improvement    No Optional Call    AAA        Aaa           43,471

                     Bonds, Series 1996, 0.000% Due 10/1/2017.

                     (Original issue discount bonds delivered on or

                     about July 2, 1996 at a price of 27.609% of

                     principal amount.)



------------                                                                                                    ------------

$  1,340,000                                                                                                    $  1,249,317

============                                                                                                    ============



------------------------------------------------------------------------------------------------------------------------------------



See accompanying notes to Financial Statements and notes to Schedule of Investments.







      PAGE   8






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                     FLORIDA INSURED TRUST 259

                                                           (Series 1009)



Schedule of Investments

                                                            May 31, 2001







------------------------------------------------------------------------------------------------------------------------------------

One Bond in the Trust is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof.  The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  The sources of payment for these remaining issues in the Trust are divided as follows: Dedicated-Tax Supported Revenue,  2; Transportation,  1; Utilities,

1; Water And/or Sewer Revenue,  3.



Approximately 25% and 28% of the aggregate principal amount of Bonds in the

Trust consist of obligations of issuers whose revenues are derived from the sale or service of Dedicated-Tax Supported Revenue and Water And/or Sewer

Revenue, respectively.



For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.



Approximately 7% of the principal amount of the Bonds in the Trust are original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.

The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See

"Tax Status of Unitholders" in Part One.  The current value of an original issue discount bond reflects the present value of its face amount at maturity.

In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.  All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable,

some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.



All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's

Corporation and Aaa by Moody's Investors Service, Inc.  The Bond Portfolio

consists of 8 obligations issued by entities located in Florida.




                            NUVEEN TAX-FREE UNIT TRUST

                         MASSACHUSETTS INSURED TRUST 154

                                  (Series 1009)



                             Statement of Net Assets

                                   May 31, 2001




Assets:

     Investments in municipal securities,

       at market value (Cost $1,581,772) (Note 1) ............... $   1,543,172

     Accrued interest receivable ................................        27,531

     Organizational Costs (Note 1) ..............................         1,013

                                                                  --------------



               Total assets ..................................... $   1,571,716

                                                                  --------------



Liabilities:

     Advance from Trustee ....................................... $      23,638

     Accrued trustee and evaluator fees .........................           393

                                                                  --------------



               Total liabilities ................................ $      24,031

                                                                  --------------



               Net assets, applicable to 16,594 units of

                 fractional undivided interest outstanding ...... $   1,547,685

                                                                  ==============



Net assets, represented by:

     Cost to original investors of 17,500 units sold ............ $   1,750,741

       Less initial underwriting commission (Note 1) ............  (     85,779)

                                                                  --------------

                                                                  $   1,664,962

     Less cost of 906 units redeemed ............................  (     84,264)

                                                                  --------------

                                                                  $   1,580,698

     Undistributed net investment income ........................         6,736

     Unrealized appreciation (depreciation) of investments ......  (     38,600)

     Accumulated net realized gain (loss) from

       investment transactions ..................................  (      1,149)

     Principal distributions to unitholders of proceeds

       from investment transactions .............................             0

                                                                  --------------

                                                                  $   1,547,685

                                                                  ==============



Net asset value per unit:

                                                          Net Asset Value Per Unit

                                                    Before

             Type of                 Units         Accrued        Accrued

        Income Distribution       Outstanding      Interest       Interest         Total

     Monthly..................      10,842        $      92.86    $       .41    $      93.27

     Quarterly................       1,226               92.86            .41           93.27

     Semi-Annual..............       4,526               92.86            .41           93.27

                                ---------------  ============  ==============  ===========

                                    16,594

                                ===============







See accompanying notes to financial statements.




                                         NUVEEN TAX-FREE UNIT TRUST

                                      MASSACHUSETTS INSURED TRUST 154

                                               (Series 1009)



                             Statements of Operations and Changes in Net Assets





                                                                                                Period

                                                                                               June 25,

                                                               Year Ended May 31,              1998 to

                                                       ----------------------------------      May 31,

                                                             2001              2000              1999

                                                       ----------------  ----------------  ----------------

Statement of Operations




Investment income (Note 1):

  Interest income ...................................  $        80,566   $        80,813   $        77,892

                                                       ----------------  ----------------  ----------------



  Expenses (Note 3):

    Trustee fees and expenses .......................  $         4,018   $         3,771   $         3,098

    Evaluator fees ..................................              287               288               276

                                                       ----------------  ----------------  ----------------



        Total expenses ..............................  $         4,305   $         4,059   $         3,374

                                                       ----------------  ----------------  ----------------



            Net investment income ...................  $        76,261   $        76,754   $        74,518

                                                       ----------------  ----------------  ----------------



Realized and unrealized gain (loss) on investments

  (Note 1):

    Net realized gain (loss) from investment

      transactions ..................................  $(          185)  $             0   $(          964)

    Net change in unrealized appreciation or

      depreciation of investments ...................          171,596    (      174,555)   (       35,641)

                                                       ----------------  ----------------  ----------------



            Net gain (loss) on investments ..........  $       171,411   $(      174,555)  $(       36,605)

                                                       ----------------  ----------------  ----------------



Net increase (decrease) in net assets

    from operations .................................  $       247,672   $(       97,801)  $        37,913

                                                       ================  ================  ================





Statement of Changes in Net Assets

Operations:

  Net investment income .............................  $        76,261   $        76,754   $        74,518

  Net realized gain (loss) from investment

    transactions (Note 1) ...........................   (          185)                0    (          964)

  Net change in unrealized appreciation or

    depreciation of investments .....................          171,596    (      174,555)   (       35,641)

                                                       ----------------  ----------------  ----------------



      Net increase (decrease) in net assets

        from operations .............................  $       247,672   $(       97,801)  $        37,913

                                                       ----------------  ----------------  ----------------



Distributions to unitholders from:

  Net investment income .............................  $(       76,548)  $(       76,755)  $(       67,494)

  Proceeds from investment transactions .............                0                 0                 0

                                                       ----------------  ----------------  ----------------



      Total distributions to unitholders ............  $(       76,548)  $(       76,755)  $(       67,494)

                                                       ----------------  ----------------  ----------------



Redemption of 231, 37 and

    638 units, respectively .........................  $(       20,794)  $(        3,058)  $(       60,412)

                                                       ----------------  ----------------  ----------------



Total increase (decrease) in net assets .............  $       150,330   $(      177,614)  $(       89,993)



Net assets at beginning of year .....................        1,397,355         1,574,969         1,664,962

                                                       ----------------  ----------------  ----------------

Net assets at end of year (including

  undistributed net investment income of

 $6,736,$7,023 and $7,024,respectively) .............  $     1,547,685   $     1,397,355   $     1,574,969

                                                       ================  ================  ================





See accompanying notes to financial statements.






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                  MASSACHUSETTS INSURED TRUST 154

                                                           (Series 1009)



                                                      Schedule of Investments

                                                            May 31, 2001




                                                                                              Ratings(2)          Carrying

                                                                           Optional           ----------            Value

                                                                          Redemption      Standard                at Market

Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)

------------        ---------------------------------------------------  -------------    ---------- ---------- ------------




$    165,000        Massachusetts Bay Transportation Authority, General  2007 at 101         AAA        Aaa     $    157,458

                     Transportation System Bonds, 1997 Series C,

                     (General Obligation Bonds.) 5.000% Due 3/1/2024.

                     (Original issue discount bonds delivered on or

                     about August 14, 1997 at a price of 94.727% of

                     principal amount.)



     250,000        Massachusetts Health and Educational Facilities      2008 at 102         AAA        Aaa          236,660

                     Authority, Revenue Bonds, Caregroup Issue, Series

                     A, 5.000% Due 7/1/2025.



     250,000        Massachusetts Health and Educational Facilities      2008 at 101         AAA        Aaa          240,737

                     Authority, Revenue Bonds, Simmons College Issue,

                     Series C, 5.125% Due 10/1/2028.



     250,000        Massachusetts Health and Educational Facilities      2008 at 101         AAA        Aaa          245,225

                     Authority, Revenue Bonds, Stonehill College Issue,

                     Series G, 5.250% Due 7/1/2028.



     250,000        Massachusetts Port Authority, Revenue Bonds, Series  2007 at 101         AAA        Aaa          236,875

                     1997-A, 5.000% Due 7/1/2027.



     150,000        Massachusetts Turnpike Authority, Metropolitan       2007 at 102         AAA        Aaa          145,008

                     Highway System Revenue Bonds, 1997 Series B,

                     5.250% Due 1/1/2029.



     100,000        Massachusetts Turnpike Authority, Metropolitan       No Optional Call    AAA        Aaa           43,664

                     Highway System Revenue Bonds, 1997 Series C

                     (Senior), 0.000% Due 1/1/2017. (Original issue

                     discount bonds delivered on or about October 2,

                     1997 at a price of 35.524% of principal amount.)



     250,000        Massachusetts Water Resources Authority, General     2008 at 101         AAA        Aaa          237,545

                     Revenue Refunding Bonds, 1997 Series D, 5.000% Due

                     8/1/2024.



------------                                                                                                    ------------

$  1,665,000                                                                                                    $  1,543,172

============                                                                                                    ============



------------------------------------------------------------------------------------------------------------------------------------



See accompanying notes to Financial Statements and notes to Schedule of Investments.







      PAGE  12






                                                     NUVEEN TAX-FREE UNIT TRUST

                                                  MASSACHUSETTS INSURED TRUST 154

                                                           (Series 1009)



Schedule of Investments

                                                            May 31, 2001







------------------------------------------------------------------------------------------------------------------------------------

One Bond in the Trust is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof.  The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  The sources of payment for these remaining issues in the Trust are divided as follows: Bridge and Tollroad Revenue,  2; Education Revenue,  2; Health Care

Facility Revenue,  1; Transportation,  1; Water And/or Sewer Revenue,  1.



Approximately 30% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Education Revenue.



For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.



Approximately 16% of the principal amount of the Bonds in the Trust are original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.

The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See

"Tax Status of Unitholders" in Part One.  The current value of an original issue discount bond reflects the present value of its face amount at maturity.

In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.  All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable,

some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.



All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's

Corporation and Aaa by Moody's Investors Service, Inc.  The Bond Portfolio

consists of 8 obligations issued by entities located in Massachusetts.


Notes To Financial Statements

1.  Summary of Significant Accounting Policies:
     The Trustee is responsible for maintaining the books and records of the Trust on a cash basis and for safekeeping securities owned by the Trust. The Sponsor is responsible for preparation of the financial statements in accordance with generally accepted accounting principles based upon the books and records provided by the Trustee. The following is a summary of the significant accounting policies followed by each Trust.
     Organizational Costs - Each Trust (and therefore Unitholders)deposited on or after July 25, 1995 will bear all or a portion of the estimated organizational costs which will be deferred and amortized over five years from the Initial Date of Deposit.
     Security Valuation - Tax-Free Bonds are reflected at market value in the accompanying statement of net assets. The Sponsor determines the market price of the Bonds in each Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers (including the Sponsor) who customarily deal in bonds comparable to those held by the Trust, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds, or (4) by any combination of the above.
     Unit Valuation - On the Date of Deposit, the Public Offering Price of Units was determined by adding a sales charge to the Trustee's determination of the offering price of the Bonds. The value of Units offered in the secondary market maintained by the Sponsor is based upon the pro rata share of the bid price of the Bonds, plus a sales charge determined in accordance with the table set forth in Part One under the caption "Public Offering Price" based on the number of years remaining to the maturity of each Bond and adjusted for cash, if any, held or owed by such Trust.
     The initial underwriting commission and investors' original cost of Units, as shown on the statement of net assets, are based upon the assumption that the maximum sales commission was charged for each initial purchase of Units.
 Income and Expenses - Income and expenses are recognized on the accrual basis of accounting. Gains and losses from Bond transactions are determined on a specific identification basis.
 2.  Income Tax Status:
     Each Trust is not an association taxable as a corporation for Federal income tax purposes, and, therefore, has recorded no provision for Federal income taxes. Each unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, subchapter J of Chapter 1 of the Internal Revenue Code of 1986 and will have a taxable event each time the Trust disposes of a bond.

3.  Operating Expenses:
     See "Operating Expenses" in Part One of this Prospectus for information with respect to trustee and evaluator fees and expenses.

4.  Use of Estimates:
     The Preparation of the Trust's financial statements in conformity with generally accepted accounting principles requires the Sponsor to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Notes To Schedule(s) Of Investments


1. The Bonds are first subject to optional redemption in the years, and at the prices shown. Unless otherwise indicated, the Bonds, except for Bonds issued at a substantial original issue discount, are redeemable at declining prices (but not below par value) in subsequent years. Original issue discount bonds are generally redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium, the amount of which will decline in subsequent years. The Bonds may also be subject to sinking fund redemption without premium prior to the dates shown.
 Certain Bonds may be subject to redemption without premium prior to the date shown pursuant to special or mandatory call provisions; for example, if bond proceeds are not able to be used as contemplated, the project is condemned or sold, or the project is destroyed and insurance proceeds are used to redeem the bonds. Single family mortgage revenue bonds and housing obligation bonds are most likely to be called subject to such provisions, but other bonds may have similar call features. (See Part One, "Selection of Bonds for Deposit in the Trusts.")
 The Trustee's determination of the offering price of Bonds in the Trust may be greater or less than the amounts that may be received upon redemption or maturity of such Bonds. Subject to rules concerning amortization of bond premium and of original issue discount, gain or loss realized by the Trustee on disposition of any Bonds will be recognized as taxable capital gain or loss by Unitholders. (See Part One, "Tax Status of Unitholders.") 2. The ratings shown are those assigned as of the date of the Schedule of Investments. Any Bonds insured by MBIA, are rated AAA by Standard & Poor's Corporation and Aaa by Moody's Investors Service, Inc.

                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of John Nuveen & Co. Incorporated and Unitholders of Nuveen Tax-Free Unit Trust, Series 1009:


We have audited the accompanying statements of net assets and schedules of investments of Nuveen Tax-Free Unit Trust, Series 1009 (comprising, Florida Insured Trust 259 and Massachusetts Insured Trust 154), as of May 31, 2001 and the related statements of operations and changes in net assets for the periods indicated on the face of the financial statements. These financial statements are the responsibility of the Sponsor (See Note 1). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. In addition, securities owned as of May 31, 2001 were confirmed by direct correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the trusts constituting the Nuveen Tax-Free Unit Trust, Series 1009, as of May 31, 2001, the results of their operations and changes in their net assets for the periods indicated on the face of the financial statements, in conformity with accounting principles generally accepted in the United States.

                       ARTHUR ANDERSEN LLP



Chicago, Illinois,
September 17, 2001.

Prospectus

Part Two must be accompanied by Part One


Sponsor                      John Nuveen & Co. Incorporated
                              333 West Wacker Drive
                              Chicago, Illinois 60606
                              312.917.7700


                             Swiss Bank Tower
                              10 East 50th Street
                              New York, New York 10022
                              212.207.2000


Trustee                      The Chase Manhattan Bank
                              4 New York Plaza
                              New York, New York 10004-2413
                               800.257.8787


Legal Counsel                Chapman and Cutler
 to Sponsor                   111 West Monroe Street
                              Chicago, Illinois  60603


Legal Counsel                Carter, Ledyard & Milburn
 to Trustee                   2 Wall Street
                              New York, New York  10005


Independent                  Arthur Andersen LLP
 Public Accountants           33 West Monroe Street
 for the Trust                Chicago, Illinois  60603



Except as to the statements made herein furnished by the Trustee, the Trustee has assumed no responsibility for the accuracy, adequacy and completeness of the information contained in this Prospectus.

This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, and to which reference is made.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any State to any person to whom it is not lawful to make such offer in such state. The Trust is registered as a Unit Investment Trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units has been guaranteed, sponsored, recommended or approved by the United States or any State or agency or officer thereof.

Statement of differences between electronic filing and printed document. Pursuant to Rule 499(C) (7) under the Securities Act of 1933 and Rule 0-11 under the Investment Company Act of 1940, Registrant hereby identifies those differences in the foregoing document between the electronic format in which
it is filed and the printed form in which it will be circulated:      (1) The
printed and distributed Prospectus may be paged differently because the printed document may contain a different amount of information on each page
from that contained in the electronic transmission.      (2) In the printed
document, footnote symbols may include a "Dagger" or multiple "Dagger". The "Dagger" symbol is represented as # in the electronic document.

                              Signatures


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment of its Registration Statement pursuant to Rule 485(B) under the Securities Act of 1933 and has duly caused this post-effective amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Chicago and state of Illinois on this September 26, 2001.

                                      Nuveen Tax-Free Unit Trust
                                       Series 1009


                                      By/S/Gifford R. Zimmerman
                                            Vice President




                                      By/S/Nicholas Dalmaso
                                            Assistant Secretary
                                                    or
                                       By/S/Jessica Droeger
                                            Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

         Signatures                 *Title                        Date


Timothy R. Schwertfeger      Chairman, Board of Directors and Chief
                              Executive Officer


John P. Amboian              President


Stephen D. Foy               Vice President and Manager    (Principal
                              Accounting Officer)


                                                       ______________________
                                                     /s/ Gifford R. Zimmerman

                                                         Attorney-in-Fact**


     *The titles of the persons named herein represent their capacity in and relationship to John Nuveen & Co. Incorporated, The Sponsor.

    **An executed copy of each of the related Powers of Attorney has been filed with the Securities and Exchange Commission with the Amendment to the Registration Statement on Form S-6 of the Nuveen Tax-Exempt Unit Trust, Series 671 (File No. 33-49175). The aforesaid Powers of Attorney are incorporated herein by this reference.





                       Nuveen Code of Ethics


     Incorporated by reference to Amendment No. 3 to Form S-6 (File No. 333-96279) filed on behalf of Nuveen Unit Trusts, Series 82.







                       Consent of Independent Public Accountants


     As Independent Public Accountants, we hereby consent to the use of our Report and to all references to our firm included in this Post-Effective Amendment of Registration Statement.

                        *Arthur Andersen LLP


Chicago, Illinois
 September 26, 2001